Exhibit 10.2

EXECUTION VERSION

PURCHASE AGREEMENT

Dated as of May 14, 2014

by and between

COMMERCIAL CREDIT GROUP INC.,

as Originator,

and

CCG RECEIVABLES IV, LLC,

as Depositor

-i-

Schedules

Schedule 1	Contract Schedule
Schedule 2	Originator Information
Schedule 3	Notice Information
Schedule 4	Name and Account Number of Lock-Box Bank and Lock-Box Account

Exhibits

Exhibit A	Form of Contract

-ii-

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (as amended, supplemented otherwise modified and in effect from time to time, this “Agreement”), dated as of May 14, 2014, is entered into by and between CCG RECEIVABLES IV, LLC, a Delaware limited liability company (the “Depositor”) and COMMERCIAL CREDIT GROUP INC., a Delaware corporation (the “Originator”).

WHEREAS, the Originator wishes to sell or contribute to the Depositor, and the Depositor desires to purchase from the Originator, all of the Originator’s right, title and interest in, to and under the Sold Assets.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Defined Terms. Capitalized terms used but not defined in this Agreement are defined in the Indenture or in the Sale and Servicing Agreement (each as defined below). As used in this Agreement, the following terms shall have the following meanings:

“Originator Indemnities” has the meaning set forth in Section 7.1.

“Originator Indemnified Parties” has the meaning set forth in Section 7.1.

“Sale and Servicing Agreement” means that certain Sale and Servicing Agreement dated May 14, 2014, by and among Commercial Credit Group Inc., as Servicer and as Originator, CCG Receivables IV, LLC, as Depositor, CCG Receivables Trust 2014-1, as Issuer, Portfolio Financial Servicing Company, as the Back-Up Servicer, and U.S. Bank National Association, as the Indenture Trustee.

“Sold Assets” (a) the Pool Receivables listed and Related Security, (b) the Collections, (c) any security interest in the Equipment held by the Originator, (d) the rights to proceeds from casualty insurance policies covering the Equipment; (e) all present and future claims, demands, causes of actions in respect of the foregoing, and (f) all proceeds of the foregoing, sold or contributed by the Originator to the Depositor hereunder, together with the Related Security and proceeds relating thereto.

SECTION 1.2 Other Terms. All terms defined directly or by incorporation herein shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined herein, and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under, and shall be construed in accordance with, GAAP; (b) terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made) and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person’s successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

SECTION 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each means “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date.”

ARTICLE II

SALE AND PURCHASE OF RECEIVABLES

SECTION 2.1 Selection, Sale and Contribution of Receivables and other Sold Assets. On the terms and subject to the conditions set forth herein, the Originator does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (subject to the Originator’s obligations set forth herein) and the Depositor hereby purchases, all right, title and interest of the Originator in and to the Sold Assets, whether now owned or existing or hereafter acquired or arising as follows:

(a) The Pool Receivables sold and/or contributed pursuant to this Agreement will be Eligible Receivables as of the Closing Date. The Originator will insure that no such Eligible Receivable shall be subject to any adverse selection which could reasonably be expected to be unfavorable to the Depositor, the Issuer or the Indenture Trustee.

(b) The transfer of the Sold Assets pursuant to this Agreement shall be effective as of the Closing Date. On the Closing Date, the Originator will mark its computer files relating to such Sold Assets, together with its other related books and records, with a notification indicating that such Sold Assets have been sold or contributed, as the case may be, to the Depositor and are no longer assets of the Originator.

(c) The Related Security and any proceeds relating to any Pool Receivable which are received after the Cut-Off Date shall be sold or contributed at the same time as such Pool Receivable is sold or contributed hereunder, whether the applicable Related Security and proceeds exist at such time or arise or are acquired thereafter.

SECTION 2.2 Intent of the Parties; Grant of Security Interest.

(a) The Originator and the Depositor intend the transaction hereunder to be a true sale and contribution of the Sold Assets by the Originator to the Depositor for all purposes, providing the Depositor and its transferees with the full risks and benefits of ownership of the Sold Assets (such that the Sold Assets would not be property of the Originator’s estate in the event of the Originator’s bankruptcy).

(b) If, notwithstanding the intent of the parties or any other provision hereof, the Sold Assets conveyed hereunder are construed to constitute property of the Originator or such conveyance is not treated as a sale by the Originator to the Depositor for all purposes, then this Agreement also is intended by the parties to be, and hereby is, a security agreement within the meaning of the UCC; and the conveyance by the Originator provided for in this Agreement shall be treated as the Grant of, and the Originator hereby Grants, to the Depositor a security interest in, to and under all of the Originator’s right, title and interest in, to and under all the Sold Assets and all proceeds relating thereto, to secure the payment and performance of the Originator’s obligations under this Agreement and the other Transaction Documents or as may be determined in connection therewith by Applicable Law. Except with respect to Equipment with an aggregate invoiced cost of $25,000 or less, the Originator shall take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in, and not to constitute a sale of, the Sold Assets, such security interest would be deemed to be a perfected first priority security interest in favor of the Depositor (and its assignee) under Applicable Law and shall be maintained as such throughout the term of this Agreement.

(c) The Originator acknowledges that the Depositor will, pursuant to the Sale and Servicing Agreement sell or contribute the Sold Assets and its rights under this Agreement to the Issuer and the Issuer will, pursuant to the Indenture, assign and pledge the Sold Assets and its rights under this Agreement and certain other property and rights to the Indenture Trustee for the benefit of the Noteholders. The Originator consents to such, sale, assignment and pledge.

SECTION 2.3 No Recourse. Except as specifically provided in this Agreement, the purchase and sale of the Sold Assets under this Agreement shall be without recourse to the Originator.

ARTICLE III

CONSIDERATION AND PAYMENT

SECTION 3.1 Purchase Price. The purchase price for each Sold Asset shall be not less than fair market value of such Sold Asset. The Depositor shall pay the Originator the purchase price with respect to each Receivable and the Related Security by transfer of funds, to the extent that the Depositor has received funds available for that purpose pursuant to the Sale and Servicing Agreement. If the Depositor did not receive sufficient funds to pay the purchase price for any Sold Assets, the remaining Sold Assets, to the extent the purchase price therefor is not paid in full, shall be deemed to have been transferred by the Originator to the Depositor as a capital contribution, in return for an increase in the value of the equity interest of the Depositor held by the Originator.

SECTION 3.2 Substitution of Receivables. The Originator may substitute a Pool Receivable with a new Receivable pursuant to Section 3.3 of the Sale and Servicing Agreement.

ARTICLE IV

ADMINISTRATION

SECTION 4.1 Breach of Representations. If any of the representations or warranties of the Originator set forth in Section 5.2(II) was untrue as of the Closing Date with respect to any Pool Receivable which materially and adversely affects the interests of the Issuer and the Noteholders in such Pool Receivable, the Originator shall pay to the Issuer, on behalf of the Depositor, in immediately available funds an amount equal to the entire Repurchase Price of such Pool Receivable as provided in Section 5.4.

SECTION 4.2 Actions Evidencing Purchases.

(a) Except with respect to Equipment with an aggregate invoiced cost of $25,000 or less, the Originator agrees that from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action that the Depositor, its assignee or transferee may reasonably request in order to perfect, protect or more fully evidence the purchases hereunder. Without limiting the generality of the foregoing and in addition to the requirements of Section 2.2(b), the Originator shall, upon the request of the Depositor, its assignee or transferee execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

(b) The Originator hereby authorizes the Depositor or its assignee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all the Sold Assets now existing or hereafter arising in the name of the Originator.

SECTION 4.3 Power of Attorney.

(a) The Originator hereby irrevocably appoints the Depositor and its assigns as its attorney-in-fact with right of substitution so that the Depositor and its assigns or any Person designated by the Depositor or its assigns shall be authorized, without need of further authorization from the Originator to take any action and to execute any instrument that the Depositor or its assigns (or such designee) may be directed to take or may be necessary or advisable to accomplish the transfer of the Sold Assets pursuant to this Agreement, including to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Sold Assets, to receive, endorse and collect any drafts or other documents in connection therewith, and to file any claims or take any action or institute any proceedings that the Depositor or its assigns (or such designee) may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of, or to perform any obligations or enforce any rights of the Originator in respect of, the Sold Assets.

(b) The Originator hereby confirms and ratifies any and all actions taken by the Depositor or its assigns or any other Person empowered by the Depositor or its assigns as such Person’s attorney-in-fact pursuant to the powers granted hereunder.

(c) This special power of attorney shall be deemed coupled with an interest and cannot be revoked by the Originator until the Notes are finally and fully paid and performed; it being understood and agreed that assignees of the Depositor, other than the Servicer, shall not exercise the powers granted under this Section 4.3 except during the existence of a Default or Event of Default.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.1 Mutual Representations and Warranties. Each of the Originator (for the benefit of the Depositor and its assignees) and the Depositor represents and warrants to the other that on the Closing Date and on the date of the execution and delivery of this Agreement:

(a) Corporate Existence and Power. It (i) is a corporation (with respect to the Originator) or a limited liability company (with respect to the Depositor) duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization as specified in the preamble herein, (ii) is not organized under the Laws of any other jurisdiction or governmental authority, (iii) has all corporate or limited liability company power and all licenses, authorizations, consents and approvals of all Official Bodies required to own or lease its properties and to carry on its business in each jurisdiction in which its business is now and proposed to be conducted (except where the failure to have any such licenses, authorizations, consents and approvals would not individually or in the aggregate have a Material Adverse Effect) and (iv) is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business or ownership or lease of its properties requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b) Due Authorization; Contravention. The execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party (i) are within its corporate or limited liability company powers, (ii) have been duly authorized by all necessary corporate, shareholder, or limited liability company action, as the case may be, (iii) require no action by or in respect of, or filing with, any Official Body or official thereof (except as contemplated by Section 4.2), (iv) do not contravene, conflict with or constitute a default under (A) its organizational documents, (B) any Law applicable to it, (C) any material contractual restriction binding on or affecting it or its property or (D) any order, writ, judgment, award, injunction, decree or other instrument binding on or affecting it or its property, and (v) will not result in the creation or imposition of any Lien (other than Permitted Liens created under the Transaction Documents) upon or with respect to its property, except as contemplated hereby and by the Transaction Documents, which could reasonably be expected to have a Material Adverse Effect.

(c) Binding Effect. Each of this Agreement and the other Transaction Documents to which it is a party has been duly executed and delivered and, upon payment of the purchase price as set forth herein, shall constitute the legal, valid and binding obligation of it, enforceable against it in accordance with the respective terms of such agreement, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and to general principles of equity; regardless of whether such enforceability is considered in a proceeding in equity or at law.

SECTION 5.2 The Originator’s Additional Representations and Warranties. The Originator represents and warrants to the Depositor as of the Closing Date and on the date of the execution and delivery of this Agreement, on which the Depositor is relying on in acquiring the Pool Receivables and which will survive the sale of the Pool Receivables to the Depositor, the sale of the Pool Receivables to the Issuer pursuant to the Sale and Servicing Agreement and pledge thereof to the Indenture Trustee pursuant to the Indenture:

(I) General Representations

(a) Accuracy of Information. All written information heretofore furnished by the Originator to the Depositor (or its assignee) in connection with this Agreement or any transaction contemplated hereby is true, complete and accurate in every material respect, on the date such information is stated or certified, and such information shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not materially misleading.

(b) Tax Status; Sale Treatment. The Originator (i) has filed all tax returns (federal, state and local) required to be filed, (ii) has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges (except for taxes, assessments or other governmental charges that are being contested in good faith by the Originator through appropriate proceedings and with respect to which adequate reserves have been maintained in accordance with GAAP), and (iii) will not account for the sale of the Sold Assets pursuant to this Agreement other than as a sale by the Originator to the Depositor (except to the extent otherwise required for United States federal income tax purposes under the Internal Revenue Code or by the application of consolidated financial reporting principles under GAAP). No tax lien has been filed and to the Originator’s knowledge, no tax lien claim is being asserted against any of its properties which could reasonably be expected to have a Material Adverse Effect.

(c) Action, Suits. The Originator is not in violation of any order of any Official Body or arbitrator. There are no actions, suits, litigation, investigations or proceedings pending, or to the knowledge of the Originator threatened, against or affecting the Originator or any Affiliate of the Originator or their respective properties, in or before any Official Body or arbitrator which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(d) Use of Proceeds. No proceeds of any sale or contribution hereunder shall be used by the Originator (i) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, (ii) to acquire any equity security of a class which is registered pursuant to Section 12 of such act or (iii) for any other purpose that violates applicable Law, including Regulations T, U or X of the Federal Reserve Board.

(e) Principal Place of Business; Chief Executive Office; Location of Records. The Originator is a corporation duly organized under the laws of the state of Delaware. The principal place of business and chief executive office of the Originator and the offices where the Originator keeps all its Records relating to the Pool Receivables, are located at the address(es) described on Schedule 3 or such other locations notified to the Depositor in accordance with the terms of this Agreement.

(f) Subsidiaries; Tradenames, Etc. (i) As of the Closing Date, the Originator has only the Subsidiaries and divisions listed on Schedule 2 (which Schedule may be updated from time to time by notice from the Originator to the Depositor), and (ii) the Originator has, within the last five (5) years, operated only under the tradenames identified on Schedule 2, and, within the last five (5) years, has not changed its name other than the tradenames identified on Schedule 2, merged with or into or consolidated with any other Person or been the subject of any proceeding under the Bankruptcy Code. Schedule 2 also lists the correct Federal Employer Identification Number of the Originator.

(g) Not an Investment Company. The Originator is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such act.

(h) ERISA. Neither the Originator nor any ERISA Affiliate (i) maintains any “pension plan” (as defined in Section 3(2) of ERISA) or (ii) contributes to any “multiemployer plan” (as defined in Sections 3(37) and 4001(a)(3) of ERISA).

(i) Lock-Box Accounts. All Obligors in respect of Pool Receivables sold or contributed hereunder have been instructed as of the Closing Date to make payment to a Lock-Box Account. The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at the Lock-Box Banks, are specified on Schedule 4, as updated by the Originator from time to time by notice from the Originator to the Depositor. The Originator shall at all times have the ability to identify and segregate, in accordance with the terms of the Lock-Box Intercreditor Agreement, all of the Collections from other funds on deposit in the Lock-Box Account and cause the same to be deposited into the Collection Account within five (5) Business Days after receipt of such Collections.

(j) Bulk Sales. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(k) Nonconsolidation. The Originator has taken and will continue to take all actions required to maintain the Depositor’s status as a separate legal entity, including, without limitation, (i) not holding the Depositor out to third parties as other than an entity with assets and liabilities distinct from the Originator and the Originator’s other Subsidiaries; (ii) other than by reason of owning the membership interest of the Depositor, not holding itself out to be responsible for any decisions or actions relating to the Depositor (except for decisions or actions as a member); (iii) preparing unaudited separate financial statements for the Depositor (which may be consolidated with the Originator); (iv) taking such other actions as are necessary on its part to ensure that all procedures required by its and the Depositor’s certificate of formation and limited liability company agreement, respectively, are duly and validly taken; (v) keeping correct and complete records and books of account and minutes; and (vi) not acting in any manner that could foreseeably materially mislead others with respect to the Depositor’s separate identity. In addition to the foregoing, the Originator has taken and will continue to take all necessary actions so that:

(A) the Originator shall maintain corporate records and books of account and corporate minutes separate from those of the Depositor;

(B) the Originator shall maintain an arm’s-length relationship with the Depositor and shall not hold itself out as being liable for any Indebtedness of the Depositor (other than certain indemnification obligations of the Depositor provided herein);

(C) the Originator shall keep its assets and its liabilities wholly separate from those of the Depositor (except with respect to any commingled Collections to the extent permitted under this Agreement, the Sale and Servicing Agreement or the Indenture);

(D) the Originator shall at all times limit its transactions with the Depositor only to those expressly permitted hereunder or under any other Transaction Document; and

(E) the Originator shall comply with (and cause to be true and correct) each of the facts and assumptions relating to the Originator contained in the opinion of Katten Muchin Rosenman LLP delivered pursuant to the terms of the Transaction Documents.

(l) Preference; Voidability. The Depositor shall have given reasonably equivalent value to the Originator in consideration for the sale to the Depositor of the Sold Assets from the Originator, and such sale shall not have been made for or on account of an antecedent debt owed by the Originator to the Depositor and no such sale is or may be voidable under any section of the Bankruptcy Code.

(m) Compliance with Law. The Originator has complied with all Applicable Laws to which it may be subject, (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) except where the failure to comply would not have a Material Adverse Effect.

(n) Representations and Warranties in other Transaction Documents. Each of the representations and warranties made by the Originator contained in the Transaction Documents (other than this Agreement) is true, complete and correct in all respects and it hereby makes each such representation and warranty to, and for the benefit of, the Depositor as if the same were set forth in full herein.

(o) Solvency. The Originator was not insolvent at the time of, and did not become insolvent as a result of, the transfer of the Sold Assets to the Depositor as contemplated hereunder.

(p) Schedule of Pool Receivables. The schedule of Pool Receivables listed on Schedule 1 hereto is true and correct as of the date hereof.

(II) Representations With Respect to the Pool Receivables.

(a) Good Title; Perfection.

(i) Immediately preceding the sale or contribution hereunder, the Originator held good, indefeasible and marketable title to, was the sole owner of all of the Sold Assets, free and clear of all Liens (other than any Permitted Liens). This Agreement constitutes a valid sale, transfer and assignment of the Sold Assets to the Depositor from the Originator and, upon the purchase or contribution, as the case may be, hereunder the Depositor shall acquire a valid, enforceable and perfected ownership interest in the Sold Assets free and clear of any Lien (other than any Permitted Liens and Equipment with an aggregate invoiced cost of $25,000 or less).

(ii) Notwithstanding the immediately preceding sentence, if the conveyance by the Originator to the Depositor of the Sold Assets hereunder were construed not to be a sale or contribution, this Agreement creates a valid security interest in favor of the Depositor (and its assignee) in the Sold Assets consisting of all the Pool Receivables sold hereunder, the Related Security, the related Equipment and the proceeds relating thereto, free and clear of all Liens (other than Permitted Liens) (provided, however, that no representation is made herein with respect to creation or perfection of any security interest in goods or other assets pledged by an Obligor other than Equipment with an aggregate invoiced cost of more than $25,000); all financing statements and other documents required to be recorded or filed in order to perfect the security interest of the Depositor in the Sold Assets have been filed, and the Depositor (and its assignee) has, subject to Permitted Liens, a perfected first priority security interest in all the Sold Assets sold hereunder, and the proceeds relating thereto, free and clear of all Liens (other than the Permitted Liens).

(b) Nature of Pool Receivables. Each Pool Receivable will be an Eligible Receivable as of the Closing Date. As of the Closing Date, (i) the Originator has no knowledge of any fact that would cause it or should have caused it to expect any payments on such Pool Receivable will not be paid in full when due or that is reasonably likely to cause or result in any Material Adverse Effect on the Issuer or the Noteholders in respect of such Pool Receivable and (ii) to the extent that the first Scheduled Payment of a Pool Receivable is due on or after the Cut-Off Date, the first Scheduled Payment of such Pool Receivable is not more than 31 days late. In the event of a prepayment of a Pool Receivable, there is no obligation to rebate money to the related Obligor.

(c) Perfection Representations. The Originator is the sole owner of all of the Pool Receivables sold hereunder listed in Schedule 1 free and clear of all Liens (other than Permitted Liens). The Originator further represents:

(i) General.

(A) The Pool Receivables sold hereunder constitute “accounts,” “instruments,” “general intangibles,” or “tangible chattel paper” within the meaning of the UCC.

(B) The Originator has taken all steps or commenced procedures necessary in each jurisdiction in which the Pool Receivables were originated to perfect its security interest against the Obligors in the Equipment securing the Pool Receivables sold hereunder; provided, however, that the security interest in Equipment with an aggregate invoiced cost of $25,000 or less may not be perfected.

(C) The Originator has received all consents and approvals required by the terms of the Pool Receivables to the sale or contribution to, or pledge of a security interest in the Pool Receivables to, the Depositor.

(ii) Creation. The Originator owns and has good and marketable title to the Sold Assets immediately prior to the sale or contribution or pledge thereof in accordance with the terms of this Agreement free and clear of any Lien, claim or encumbrance of any Person, excepting other Permitted Liens and liens for taxes, assessments or similar governmental charges or levies that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a Lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

(iii) Perfection. The Originator has caused or commenced procedures for the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the sale and/or contribution of the Sold Assets from the Originator to the Depositor; provided, however, that the security interest in Equipment with an aggregate invoiced cost of $25,000 or less may not be perfected.

(iv) Priority.

(A) Other than the transfer of the Sold Assets to the Depositor hereunder, the Originator has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Sold Assets. The Originator has not authorized the filing of, nor is aware of any financing statements against the Originator that include a description of collateral covering the Sold Assets transferred hereunder other than any financing statement relating to the transfer of the Sold Assets hereunder or that has been or is being terminated in connection with the execution of this Agreement. The Originator is not aware of any judgment or tax lien filings against it.

(B) With respect to Sold Assets which constitute “tangible chattel paper” or “instruments” within the meaning of the UCC, the Originator has delivered to the Custodian all original copies of the instruments that constitute or evidence the Sold Assets transferred hereunder. The Contracts and instruments that constitute or evidence the Sold Assets do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor.

(v) Survival of Perfection Representations. Notwithstanding any other provision of this Agreement or any other Transaction Document, the perfection representations contained in this Section 5.2(II)(c) shall be continuing, and remain in full force and effect until the occurrence of the Final Payment Date.

(vi) No Waiver. The Originator (A) shall not, without obtaining the prior written consent of the Indenture Trustee waive any of these perfection representations; (B) shall provide the Depositor, the Issuer and the Indenture Trustee with prompt written notice of any breach of these perfection representations, and (C) shall not, without obtaining the prior written consent of the Depositor, the Issuer and the Indenture Trustee (acting at the direction of the Noteholders) waive a breach of any of these perfection representations.

SECTION 5.3 Notice of Breach. Upon discovery by the Originator of a breach of any of the foregoing representations and warranties, the Originator shall give prompt written notice to the Depositor and the Indenture Trustee of such discovery; provided, however, that failure of the Originator to give such notice shall not relieve the Originator of liability for such breach.

SECTION 5.4 Repurchases.

(a) If a Responsible Officer of the Originator has actual knowledge, or receives written notice, of a breach of the representations or warranties made by the Originator pursuant to Sections 5.2(II) with respect to any Pool Receivable that materially and adversely affects the interests of the Issuer or the Noteholders in such Pool Receivable and such breach has not been cured in all material respects by the last day of the second full Collection Period (or, at the Originator’s option, the first full Collection Period) after the Responsible Officer obtains actual knowledge or is notified of such breach, the Originator will repurchase such Pool Receivable from the Depositor by remitting (or causing to be remitted) an amount equal to the Repurchase Amount for such Receivable to the Collection Account on the Business Day preceding the Payment Date after such Collection Period.

(b) The sole remedy for a breach of the representations and warranties of the Originator contained in Section 5.2(II) is to require the Originator to repurchase such materially and adversely affected Pool Receivable. None of the Servicer, the Owner Trustee, the Indenture Trustee or the Depositor will have any duty to conduct an investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 5.4.

(c) When the Repurchase Amount is included in Available Amounts for a Payment Date, the Depositor will without further action, be deemed to have sold and assigned to the Originator as of the last day of the second preceding Collection Period all of the Depositor’s right, title and interest in and to the Pool Receivable repurchased by the Originator pursuant to Section 5.4(a) and security and documents relating to such Pool Receivable. Such sale will not require any action by the Depositor and will be without recourse, representation or warranty by the Depositor except the representation that the Depositor owns such Pool Receivable free and clear of any Liens other than Permitted Lien. Upon such sale, the Servicer will mark its computer records to indicate that such Receivable is no longer a Pool Receivable and take any action necessary or appropriate to evidence the sale of such Receivable, free from any Lien of the Depositor, the Issuer or the Indenture Trustee.

ARTICLE VI

AFFIRMATIVE COVENANTS

SECTION 6.1 Affirmative Covenants of the Depositor. At all times from the Closing Date to and including the Final Payment Date, the Depositor agrees solely as to itself that it will not take any action that is inconsistent with the terms of this Agreement or the Sale and Servicing Agreement.

SECTION 6.2 Affirmative Covenants of the Originator. At all times prior to the Final Payment Date, the Originator, for the benefit of the Depositor and its assignees, shall do each of the following:

(a) Conduct of Business; Ownership. The Originator shall carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic organization in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where failure to so comply would not have a Material Adverse Effect. The Depositor shall at all times be a wholly-owned Subsidiary of the Originator;

(b) Compliance with Laws, Etc. The Originator shall comply with all Laws to which it or its properties may be subject and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except where failure to so comply, preserve or maintain would not have a Material Adverse Effect;

(c) Inspection of Records. The Originator shall at any time during regular business hours, upon reasonable notice, as requested, permit the Depositor or its appointees (including, without limitation, the Issuer or the Indenture Trustee on behalf of the Noteholders, and its appointees and designees) to (i) examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Pool Receivables or other Collateral or (ii) visit the offices and properties of the Issuer for the purpose of examining such materials described in clause (i), and to discuss matters relating to the Collateral or the Originator’s performance hereunder, under the Pool Receivables and under the other Transaction Documents to which such Person is a party with any of the officers, directors, or in the presence of an officer, employees or independent public accountants, of the Issuer, having knowledge of such matters. Prior to the occurrence of an Event of Default, such audits shall be limited to one audit per calendar year and all expenses related to such audit shall be borne by the party conducting the audit.

(d) Notice of the Depositor’s and Indenture Trustee’s Interest. In the event that the Originator sells or otherwise transfers any interest in accounts receivable or any other financial assets (other than as contemplated by the Transaction Documents), any computer tapes or files or other documents or instruments provided by the Originator in connection with any such sale or transfer shall, to the extent that such computer tapes, files or other documents or instruments contain any references to the Sold Assets, disclose the Depositor’s ownership of the Sold Assets and the Indenture Trustee’s security interest therein;

(e) Sale Treatment. The Originator shall not account for, or otherwise treat, the transactions contemplated herein in any manner other than as a sale of the Sold Assets by the Originator to the Depositor (except to the extent otherwise required (i) for United States federal income tax purposes under the Internal Revenue Code or (ii) by the application of consolidated financial reporting principles under GAAP);

(f) Protection of Security Interest of the Depositor and the Indenture Trustee. The Originator agrees that it shall, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Depositor may reasonably request in order to perfect or protect the Depositor’s security interest in the Sold Assets (other than Equipment with an aggregate invoiced cost of $25,000 or less) or to enable the Depositor to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the Originator shall, upon the request of the Depositor (i) execute and file such financing or continuation statements or amendments thereto or assignments thereof (as otherwise permitted to be executed and filed pursuant hereto) with respect to Equipment having an aggregate invoiced cost greater than $25,000 and (ii) mark its respective master data processing records and other documents with a legend describing the security interest granted to the Depositor in the Sold Assets. Without limiting the foregoing, the Originator may in its discretion execute and file such financing or continuation statements or amendments thereto or assignments thereof (as otherwise permitted to be executed and filed pursuant hereto) with respect to Equipment having an aggregate invoiced cost of $25,000 or less. To the fullest extent permitted by Applicable Law, the Depositor (or its assignee or the Indenture Trustee) shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Originator’s signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement;

(g) Taxes. The Originator will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing by it (other than any amount of tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person);

(h) Insurance. The Originator will, or will cause the Servicer to, cause the related Obligors to maintain the following types of insurance: with respect to a Pool Receivable that is a lease, liability and property damage and with respect to a Pool Receivable that is a loan, property damage on the Equipment in accordance commensurate with insurance maintained by companies engaged in similar lines of business;

(i) Collections Received. The Originator shall hold in trust and deposit immediately, but in any event not later than two (2) Business Days of its receipt thereof, all Collections from time to time received by it into the Lock-Box Account, or if so required by the Sale and Servicing Agreement or the Indenture, to the Collection Account;

(j) Custodian File. By the Closing Date or ten Business Days following any related Substitution Date, the Originator, or the Servicer on its behalf, shall cause to be delivered to the Custodian an accurate and complete Custodian File for each Receivable which was sold or substituted, as applicable, on the Closing Date or Substitution Date. Each Custodian File shall be clearly marked with a Contract number, which shall be used by the Issuer and the Indenture Trustee to identify such Contract.

(k) Deposits to Collection Account. The Originator shall not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than Collections, Servicer Advances, Servicer Charges and Excluded Amounts (or misdirected funds, which shall be removed as soon as practicable) in respect of the Pool Receivables;

(l) Keeping of Records and Books of Account. The Originator shall maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, computer tapes, disks, records and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of substantially all new Receivables and all Collections of and adjustments to each existing Receivable);

(m) Performance and Compliance with Receivables and Contracts and Credit and Collection Policy. The Originator shall, at its own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables; and shall timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract; and

(n) Instructions to the Obligors. The Originator shall instruct all Obligors to cause all Collections to be deposited directly to the Lock-Box Account or to post office boxes to which only the Lock-Box Bank has access and shall cause all items and amounts relating to such Collections received in such post office boxes to be removed by the Lock-Box Bank and deposited into the Lock-Box Account on a daily basis.

SECTION 6.3 Negative Covenants of the Originator

At all times from the Closing Date to and including the Final Payment Date:

(a) No Sales, Liens, Etc. Except as otherwise provided herein and in the other Transaction Documents, the Originator shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) (or the filing of any financing statement) upon or with respect to (i) any of the Sold Assets, or (ii) any inventory or goods (including the Equipment), the sale or lease of which gave rise to a Pool Receivable, or assign any right to receive income in respect thereof or (iii) any account which concentrates in a Lock-Box Account to which any Collections of any Pool Receivable are sent (except for any right of a Lock-Box Bank with respect to a Lock-Box Account as permitted under the Transaction Documents).

(b) No Subsidiaries, Mergers, Etc. If after giving effect thereto, there would exist an Event of Default, the Originator shall not consolidate or merge with or into, or sell, lease or transfer all or substantially all of its assets to, any other Person or dissolve or terminate.

(c) Change of Name, Etc. The Originator shall not change its name, identity, jurisdiction of formation or structure (including through a merger) or the location of its chief executive office or make any other change which, in the case of the foregoing, could cause any UCC financing statement filed in connection with this Agreement or any other Transaction Document to become “seriously misleading” under the UCC or change its jurisdiction of organization, unless at least thirty (30) days prior to the effective date of any such change the Originator delivers to the Depositor, the Issuer and the Indenture Trustee such documents, instruments or agreements, executed by the Originator as are necessary to reflect such change and to continue the perfection of the Depositor’s, the Issuer’s and the Indenture Trustee’s ownership interests or security interests in the Sold Assets. The Originator will not become or seek to become organized under the laws of more than one jurisdiction.

ARTICLE VII

INDEMNIFICATION

SECTION 7.1 Indemnification by the Originator. Without limiting any other rights which the Originator Indemnified Parties may have hereunder or under Applicable Law, the Originator hereby agrees to indemnify the Depositor and its successors, transferees and assigns (including the Noteholders and the Indenture Trustee) and all officers, directors, shareholders, controlling persons, employees, counsel and other agents of any of the foregoing (collectively, the “Originator Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys’ fees (which such attorneys may be employees of any Originator Indemnified Party) and disbursements (all of the foregoing being collectively referred to as “Originator Indemnities”) awarded against or incurred by any of the Originator Indemnified Parties in any action or proceeding between the Originator and any of the Originator Indemnified Parties or between any of the Originator Indemnified Parties and any third party relating to or resulting from the following:

(a) any representation or warranty made by the Originator or any officers of the Originator under or in connection with this Agreement, any of the other Transaction Documents, or any other information or report delivered by the Originator or any officers of the Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

(b) the failure by the Originator to comply with any Applicable Law with respect to any Pool Receivable or the related Contract, or the nonconformity of any Sold Asset or the related Contract with any such Applicable Law;

(c) the failure to vest and maintain vested in the Depositor a valid perfected first priority ownership interest in favor of the Depositor in the Sold Assets free and clear of any Lien (other than Permitted Liens and Equipment with an aggregate invoiced cost of $25,000 or less); or in the event that the conveyance by the Originator to the Depositor of the Sold Assets hereunder was construed not to be a sale, the failure to Grant to the Depositor (and its assignee) a valid perfected first priority security interest in the Sold Assets, free and clear of all Liens (other than the Permitted Liens);

(d) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents required to be filed by the Originator under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Sold Assets (other than Equipment with an aggregate invoiced cost of $25,000 or less);

(e) any dispute, claim, offset or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Pool Receivable (including a defense based on such Pool Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms) arising as a result of a breach by the Originator of its obligations under the Receivables;

(f) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services relating to or which are the subject of any Pool Receivable or related Contract;

(g) the transfer to the Depositor of an interest in any Pool Receivable other than an Eligible Receivable (as of the Closing Date) for which the Depositor has not received a Repurchase Amount from the Originator;

(h) the failure by the Originator to comply with any term, provision or covenant applicable to the Originator contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its duties or obligations under the Pool Receivables or related Contracts;

(i) the use of proceeds of purchases by the Originator, or the ownership of the Sold Assets;

(j) any commingling by the Originator of Collections of Pool Receivables at any time with other funds;

(k) failure of any Lock-Box Bank, the Intercreditor Master Agent, or the Originator to remit any Collections held in the Lock-Box Account or any related lock-boxes or to the Collection Account, whether by reason of the exercise of set-off rights or otherwise; or

(l) any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Originator to qualify to do business or file any notice of business activity report or any similar report;

excluding, however, (i) Originator Indemnities to the extent resulting from gross negligence or willful misconduct on the part of such Originator Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement or the Sale and Servicing Agreement) for uncollectible Pool Receivables arising out of any credit default of an Obligor.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1 Waivers; Amendments.

(a) Any term or provision of this Agreement may be amended by the Depositor and the Originator without the consent of the Indenture Trustee, any Noteholder, the Issuer or any other Person but with written notice to each Rating Agency subject to the satisfaction of one of the following conditions:

(i) the Depositor delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii) the Rating Agency Confirmation is received with respect to such amendment and the Depositor notifies the Indenture Trustee in writing that the Rating Agency Confirmation has been received with respect to such amendment.

(b) This Agreement may also be amended from time to time by the Depositor and the Originator, with the consent of the Majority Holders of Notes and written notice to each Rating Agency, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders.

(c) Any term or provision of this Agreement may also be amended from time to time by the Depositor and the Originator for the purpose of conforming the terms of this Agreement to the description thereof in the Offering Memorandum without the consent of the Indenture Trustee, any Noteholder, the Issuer or any other Person, provided, however, that the Depositor shall provide written notification of such amendment to the Indenture Trustee and each Rating Agency and promptly after execution of any such amendment, the Depositor shall furnish a copy of such amendment to the Indenture Trustee.

SECTION 8.2 Notices. All communications and notices provided for hereunder shall be provided in the manner described in Section 9.3 of the Sale and Servicing Agreement.

SECTION 8.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 8.4 Integration. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

SECTION 8.5 Severability of Provisions. If any one or more of the provisions of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of such other provisions.

SECTION 8.6 Counterparts; Facsimile Delivery. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery by facsimile or other electronic transmission (i.e., “pdf” or “tif”) of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.

SECTION 8.7 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall also inure to the benefit of the parties to the Sale and Servicing Agreement and the Indenture and their respective successors and assigns. The Originator may not assign its rights or obligations hereunder. The Originator acknowledges that the Depositor’s rights under this Agreement may be assigned to the Issuer, pursuant to the Sale and Servicing Agreement, and by the Issuer to the Indenture Trustee pursuant to the Indenture, and consents to such assignment and to the exercise of those rights directly by the Issuer and the Indenture Trustee on behalf of the Noteholders, to the extent permitted by the Sale and Servicing Agreement and the Indenture.

SECTION 8.8 Costs, Expenses and Taxes. In addition to its obligations under Section 7.1, the Originator agrees to pay on demand (a) all reasonable costs and expenses incurred by the Depositor and its assigns in connection with the enforcement of, or any actual or claimed breach by the Originator of, this Agreement, including the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement in connection with any of the foregoing, and (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement.

SECTION 8.9 No Proceedings; Limited Recourse. The Originator covenants and agrees, for the benefit of the parties to the Sale and Servicing Agreement and the Indenture, that it shall not institute against the Depositor or the Issuer, or join any other Person in instituting against the Depositor or the Issuer, any proceeding of a type referred to in the definition of “Event of Bankruptcy” (as defined in the Indenture) until two years and one day after the Final Payment Date. In addition, all amounts payable by the Depositor to the Originator pursuant to this Agreement shall be payable solely from funds available for that purpose pursuant to Sections 4.5(a) and (b) of the Indenture.

SECTION 8.10 Further Assurances. The Depositor and the Originator agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

COMMERCIAL CREDIT GROUP INC.,
as Originator

By:	/s/ Roger Gebhart

	Name:	Roger Gebhart
	Title:	Senior Vice President and Chief Financial Officer

CCG RECEIVABLES IV, LLC,
as Depositor

By:	/s/ Roger Gebhart

	Name:	Roger Gebhart
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Purchase Agreement]

SCHEDULE 1

Schedule of Contracts

[see attached]

S1-1

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
1106	205281001	39	1C09091305	2184	1T05311301
1932	209281206	1546	1C09101301	2224	1T06051302
1075	303311006	2515	1C09101304	2044	1T06111302
1454	305251202	2527	1C09181301	2273	1T06111303
1786	305311205	2101	1C09241301	2283	1T06191302
760	306151201	2545	1C09271301	2295	1T06251301
65	307301004	1190	1C10071301	1457	1T06281302
173	309281203	1307	1C10171301	1710	1T07021301
1100	311051002	1307	1C10171302	2313	1T07101301
300299	1C01071401	300048	1C10221301	2309	1T07111301
300426	1C02191401	1857	1C10241301	2184	1T07121301
1726	1C02261401	1857	1C10241302	1988	1T07151301
1149	1C04091301	300035	1C10301301	1481	1T07181301
2179	1C04111301	300098	1C10301305	1623	1T07181302
1767	1C04121301	300098	1C10301307	2180	1T07231301
2064	1C04151301	300092	1C10311302	2333	1T07301303
2022	1C04151302	18	1C10311303	589	1T08021301
2187	1C04161301	2128	1C11011302	1951	1T08201301
39	1C04221301	1644	1C11041301	2303	1T08201303
2089	1C04221302	300118	1C11071301	2474	1T08271302
2211	1C05021301	2257	1C11141301	2173	1T09031301
1857	1C05161304	1507	1C11151301	2173	1T09031302
1738	1C06031301	300155	1C11151302	2275	1T09041301
1397	1C06071301	1750	1C11271201	1892	1T09041302
2043	1C06261302	300185	1C12041301	2226	1T09041303
1546	1C06271301	300190	1C12051301	2508	1T09091301
2307	1C06281301	300191	1C12051302	2534	1T09201301
2257	1C06281302	615	1C12061301	14	1T09231301
916	1C07021301	300214	1C12161302	2284	1T09251301
2319	1C07161301	300227	1T01141401	2552	1T09271301
2322	1C07191302	1759	1T01281401	2240	1T10041301
2101	1C07241301	1257	1T01291401	792	1T10111301
1441	1C07291302	470	1T02111301	300020	1T10151301
1499	1C08051301	300462	1T02261402	2280	1T10221301
2237	1C08051302	2123	1T03291301	300046	1T10241302
2457	1C08121301	2062	1T04171301	2239	1T10251301
2463	1C08161301	1257	1T04251301	1645	1T10291301
2467	1C08201301	722	1T04251302	300084	1T10311301
2468	1C08211301	2184	1T04261302	2240	1T11051303
2470	1C08221301	2184	1T05061301	2184	1T11061301
1371	1C08271301	1892	1T05061302	300137	1T11141301
1371	1C08271302	2224	1T05101301	300129	1T11141302
2496	1C08301302	2173	1T05161301	2	1T11151301
39	1C09091304	1257	1T05171301	300136	1T11181301

S1-2

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
1751	1T11191301	1020	2W05211301	2504	2W09091303
300156	1T11211301	1471	2W05231302	2511	2W09101301
300166	1T11251301	1897	2W05281302	845	2W09111301
300176	1T11251302	261	2W05291301	982	2W09111304
2023	1T11261301	1849	2W05291304	2520	2W09161301
300162	1T11261302	1616	2W05311301	883	2W09161302
2117	1T12021301	2262	2W06031301	1762	2W09171301
2226	1T12051301	2235	2W06041301	2136	2W09201303
2284	1T12061301	896	2W06071303	783	2W09241302
2184	1T12061302	294	2W06101301	1749	2W09271304
300195	1T12091301	2277	2W06141301	2292	2W09301301
300201	1T12101301	2287	2W06191301	896	2W09301302
300200	1T12101302	2288	2W06201302	1591	2W09301306
1988	1T12111301	2294	2W06241302	300029	2W10111301
300205	1T12121301	1233	2W06261302	2516	2W10161301
2024	1T12191301	1849	2W06271301	1301	2W10181301
896	2W01131401	2298	2W06271302	646	2W10231303
300375	2W01301403	2299	2W06271303	1931	2W10231304
2096	2W02251302	1897	2W06271305	1931	2W10231305
300497	2W02281402	2305	2W06281302	1931	2W10231306
300506	2W03031401	1587	2W06281303	1682	2W10251301
300502	2W03031402	1240	2W06281305	349	2W10251302
300505	2W03031403	2308	2W06281308	1531	2W10251303
598	2W03211301	2317	2W07121301	1427	2W10291302
1346	2W03271302	2316	2W07121302	300091	2W10301302
2158	2W03281301	1189	2W07221301	1085	2W10301304
2152	2W03281302	1033	2W07261301	955	2W10301307
1189	2W03291301	2516	2W07301301	1737	2W11011301
1533	2W03291302	1136	2W07301302	300106	2W11041301
1732	2W04021301	1395	2W07301304	300016	2W11081303
267	2W04031301	2334	2W07301305	1448	2W11121301
2172	2W04041301	2321	2W08021301	300138	2W11151301
2175	2W04051303	2444	2W08051302	300140	2W11191303
300293	2W04101403	2445	2W08051303	300143	2W11191304
1442	2W04181301	719	2W08121301	300029	2W11201303
89	2W04231301	1897	2W08291301	1305	2W11201305
1395	2W04241301	89	2W08291302	300145	2W11211301
409	2W04261301	51	2W08301303	300178	2W11271302
2201	2W04261303	2080	2W08301304	300169	2W11271304
1921	2W04291302	1851	2W08301305	1799	2W11271306
2119	2W05011303	521	2W08301306	445	2W11291302
521	2W05021302	2497	2W09031301	300187	2W12041301
2080	2W05061302	2164	2W09061301	300039	2W12041302
2223	2W05101302	187	2W09061302	1199	2W12051301
1897	2W05171302	2509	2W09091301	300189	2W12051302

S1-2

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
300202	2W12121301	1398	3C12161301	2255	3T06201302
2031	2W12121302	308	3C12171301	1321	3T06211301
1897	2W12141202	2594	3C12191301	1875	3T06241301
1392	2W12141204	2603	3C12311301	2291	3T06241302
300123	2W12161302	744	3T01241402	1553	3T06241304
300240	2W12231301	1832	3T01301401	2026	3T06261301
13	2W12241301	2289	3T02241402	1320	3T06261304
51	2W12281207	300467	3T02271402	2300	3T06271301
1392	2W12301302	182	3T02281403	2274	3T06281302
1667	3C01311407	1009	3T03181301	1841	3T06281304
2093	3C02251301	2165	3T04011302	1388	3T06281305
999	3C02271302	2168	3T04031301	1654	3T07111302
300498	3C02281403	2178	3T04101301	1832	3T07161302
2121	3C03211301	1819	3T04121301	1850	3T07231301
1382	3C04041301	2182	3T04151301	2242	3T07291301
308	3C04191301	1813	3T04151302	1571	3T07301302
2204	3C04291301	2183	3T04151303	2242	3T08061301
473	3C04291302	1278	3T04161302	1875	3T08151301
684	3C04301301	736	3T04251301	2462	3T08151302
2110	3C05141301	1638	3T04251302	2469	3T08221301
993	3C05201301	1927	3T04251304	2478	3T08271301
993	3C05201302	2203	3T04291302	2479	3T08271304
2195	3C05221301	2206	3T04301302	2490	3T08291301
2260	3C06051301	2206	3T04301306	1069	3T08291303
2264	3C06071301	2053	3T05021301	961	3T08291306
2266	3C06171301	2026	3T05021303	2489	3T08291310
1990	3C06271301	2218	3T05091301	2501	3T08301303
2451	3C08091301	1781	3T05101302	1969	3T08301305
2477	3C08271301	2138	3T05171303	2254	3T08301306
2487	3C08291301	2084	3T05221303	1832	3T09051301
2499	3C08301301	2241	3T05231302	1819	3T09091302
2502	3C08301303	2241	3T05231303	2480	3T09101301
1748	3C09111302	1553	3T05311301	2145	3T09181303
2256	3C09301302	2102	3T05311302	2488	3T09231301
2487	3C11051301	2259	3T06051302	2255	3T09271303
2110	3C11061301	2259	3T06051304	1813	3T09271304
1425	3C11081301	2218	3T06061301	2199	3T09301302
1171	3C11191301	2267	3T06101301	2247	3T09301305
1928	3C11201301	1363	3T06121303	2558	3T10151301
2578	3C11221301	2274	3T06141301	1553	3T10221302
2581	3C11261301	2183	3T06141304	2488	3T10251302
2578	3C11261302	960	3T06171301	701	3T10281301
993	3C11301202	1278	3T06171302	1956	3T10281303
2589	3C12051301	2281	3T06181301	1956	3T10281304
2006	3C12101301	1786	3T06191301	2248	3T10311303

S1-3

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
2011	3T10311304	2054	4C08281302	300317	5T01171401
1983	3T10311309	2495	4C08301301	300326	5T01221401
2567	3T11051301	2533	4C09161301	300474	5T02271403
1746	3T11071202	2525	4C09171301	300519	5T03101402
2571	3T11081301	2532	4C09181302	300548	5T03171403
2255	3T11131301	2013	4C09191303	300474	5T03211401
2573	3T11141301	2555	4C10031301	2126	5T03261402
2574	3T11181301	2135	4C10151301	300521	5T03311402
2577	3T11181302	1674	4C10231301	1989	5T04291302
2576	3T11191301	2054	4C10311301	2181	5T05231301
1008	3T11261301	2048	4C10311304	2453	5T08091301
2580	3T11261303	1155	4C11211303	2481	5T08271301
1009	3T11261305	300183	4C11291301	2155	5T08301301
2582	3T11271303	300192	4C12061301	1989	5T08301303
2587	3T12031301	300078	4C12231301	1943	5T09201301
2588	3T12041301	2039	4C12261303	2536	5T09241301
2026	3T12041302	300292	4C12311302	2537	5T09241302
2562	3T12091301	300292	4C12311304	2514	5T10081301
958	3T12111301	2258	4T06041301	2181	5T10311303
2591	3T12121301	2318	4T07161301	2568	5T11051301
2182	3T12121302	2338	4T07311302	2575	5T11191302
2595	3T12191302	2483	4T08281301	2551	5T11201301
1889	4C01301401	2454	4T08291301	1943	5T12121301
1889	4C01301402	2338	4T08301302	2592	5T12131302
1889	4C01301404	2144	4T10281301	2605	5T12311304
1885	4C03291301	2337	4T10311302	18	105041201
2019	4C04011301	300107	4T11041301	1315	105161104
2169	4C04031301	300133	4T11131301	375	107061201
2170	4C04041301	300132	4T11141302	1505	108101101
1878	4C04111403	300107	4T11191301	1479	108151101
1795	4C04151301	2529	4T11211302	39	108231101
1816	4C04231301	2337	4T11211303	1	108301201
2194	4C04251301	300107	4T12041301	1140	111021101
2209	4C04301301	300198	4T12091301	1608	111231103
1878	4C05151301	300198	4T12091302	845	206081101
1776	4C06071301	300102	4T12101301	1802	206131201
2276	4C06131301	300102	4T12131301	1395	206131203
1677	4C06181301	300212	4T12161301	217	307141001
2301	4C06261301	300531	5C03141401	1189	206291103
2048	4C06281305	2290	5C06201301	1482	207211101
2306	4C06281306	1943	5C06251301	1199	209141203
1478	4C07221301	2452	5C08091302	783	212011103
2336	4C07311303	2517	5C09121301	1395	212221104
2464	4C08201302	2565	5C10311301	1649	212291102
2054	4C08231301	2590	5C12101301	827	302251001

S1-4

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
723	305111001	2278	1C06141301	300034	1T01081401
1772	305161203	1782	1C06191301	2280	1T01161401
1446	306201101	2307	1C07181301	300200	1T01231401
1446	306281103	1275	1C07221301	1828	1T01231402
1204	306301107	1370	1C07231301	300136	1T01241402
1470	307121101	2331	1C08011302	1759	1T01281402
1156	307181104	2465	1C08191301	2303	1T01281403
402	308271006	2485	1C08281301	300462	1T02261401
1523	308301102	2496	1C08301303	300499	1T03031401
1529	308311106	1307	1C09061301	2123	1T03111301
1579	310241104	2510	1C09091301	2139	1T03181301
778	311221101	39	1C09091302	300583	1T03241401
1570	311291105	1149	1C09101302	2184	1T03261401
1582	312061101	2021	1C09101303	2173	1T04051301
1368	312091101	2514	1C09111301	1869	1T04101302
1274	312151102	2101	1C09241302	1	1T04111301
1171	312191102	2307	1C09271302	2180	1T04111302
1574	312211103	2546	1C09271303	2184	1T04161301
1835	407131201	2179	1C10011301	2072	1T04301301
1874	408241201	300008	1C10031301	2212	1T05021301
1358	412211101	1371	1C10101301	2216	1T05071301
1560	1C01071402	300015	1C10111301	2226	1T05131301
1595	1C01081401	300018	1C10111302	2224	1T05231301
444	1C01101401	300026	1C10151301	1879	1T05241301
300256	1C01141401	1441	1C10151302	722	1T05281301
300008	1C01151401	1307	1C10171303	2280	1T06181301
1149	1C01171301	300037	1C10171304	2273	1T06281301
300324	1C01221401	300035	1C10181301	2303	1T06281304
300035	1C01271401	300056	1C10251301	2309	1T06281305
300352	1C01291402	324	1C10281302	1257	1T06281306
2063	1C02051301	300098	1C10301303	1481	1T07011301
2074	1C02061301	300098	1C10301306	2184	1T07091301
1995	1C02211301	2124	1C11111301	1583	1T07261301
39	1C02221303	1371	1C11211301	1892	1T07261302
2022	1C02261301	1981	1C11261202	2330	1T07291301
1549	1C03051301	2101	1C12131203	2442	1T08021302
1316	1C03251401	2278	1C12181302	2461	1T08141301
2151	1C03271301	300008	1C12181303	14	1T08291301
2197	1C04251301	300225	1C12181304	1481	1T08291302
1316	1C05161301	300253	1C12201301	1787	1T09031303
1144	1C05201304	300242	1C12241301	2482	1T09051301
1397	1C05201305	300270	1C12301304	2521	1T09161302
2237	1C05211301	2486	1C12301305	2530	1T09191301
1546	1C05211302	589	1T01031402	1710	1T09301301
1584	1C06101301	1710	1T01071301	300011	1T10081301

S1-5

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
300012	1T10081303	1818	2W04241302	2296	2W09271305
1257	1T10151302	1897	2W04241303	300039	2W10111302
2224	1T10231301	1085	2W05011301	1849	2W10221301
2173	1T10231302	2210	2W05021301	1931	2W10231307
300105	1T11041301	2222	2W05101301	1931	2W10231308
2062	1T11051301	2223	2W05101303	1931	2W10231309
1257	1T11071201	2229	2W05151301	1736	2W10241301
1892	1T11131301	1199	2W05171304	300051	2W10241302
14	1T11141303	89	2W05281303	508	2W10281301
300160	1T11191302	261	2W05291302	300089	2W10301306
2295	1T11201301	409	2W05301301	300085	2W10311302
300238	1T12231301	1189	2W05311302	366	2W10311304
300138	2W01061401	1189	2W06071301	51	2W10311305
2320	2W01081401	51	2W06111301	1855	2W11051301
300303	2W01091401	294	2W06141302	51	2W11071302
2320	2W01101401	1390	2W06141303	1297	2W11211302
347	2W01101403	1732	2W06201301	1516	2W11221301
300202	2W01141402	1799	2W06211301	300172	2W11271301
51	2W01211401	2292	2W06241303	1511	2W12171202
1448	2W01241401	1794	2W06261301	1233	2W12191203
1897	2W01251303	1897	2W06271306	300231	2W12191301
300169	2W01271401	89	2W06281306	725	2W12201301
300351	2W01281403	1749	2W06281311	521	2W12281208
2061	2W01291302	2310	2W07021301	300262	2W12301301
300360	2W01301401	1640	2W07181301	1531	2W12301311
1975	2W01301404	2235	2W07191301	300283	2W12311301
1255	2W01311301	1762	2W07191302	2563	3C01021401
1395	2W02061301	1240	2W07191303	2020	3C01131401
1033	2W02111401	2332	2W07301306	2578	3C01211401
2080	2W02131302	21	2W08021302	1372	3C03051401
1033	2W02191301	2288	2W08061301	2121	3C03111301
2119	2W03071301	2455	2W08091301	365	3C03171401
1063	2W03071403	693	2W08121303	473	3C03191301
1063	2W03071404	2494	2W08221301	626	3C03241401
2129	2W03121301	2148	2W08231301	1383	3C03261402
2085	2W03211302	1471	2W08261303	2006	3C04031301
300584	2W03211401	409	2W08281301	2174	3C04051302
1066	2W03241402	349	2W08281302	1748	3C04251301
1199	2W03251402	896	2W08301301	2207	3C04301303
2149	2W03271301	2445	2W09041301	2208	3C04301304
1849	2W04011302	2518	2W09121301	907	3C05031301
2012	2W04021302	2535	2W09201301	2236	3C05211301
2167	2W04021303	896	2W09241301	993	3C05211302
646	2W04151301	524	2W09241303	2238	3C05221302
1572	2W04221301	2544	2W09271303	2256	3C05311301

S1-6

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
2270	3C06111302	2232	3T05171301	1666	3T10151303
2304	3C06281301	1363	3T05201301	1908	3T10221301
2329	3C07261301	1713	3T05221302	1009	3T10281302
1118	3C07291301	2241	3T05231304	2469	3T10311301
2335	3C07301301	2218	3T05231305	2469	3T10311302
684	3C08131301	2242	3T05231306	1777	3T10311305
2477	3C08271302	1571	3T05241302	2255	3T10311308
2502	3C08301302	2247	3T05281301	2083	3T11011301
2505	3C09041301	2248	3T05281302	1746	3T11071203
2459	3C09091301	2254	3T05301301	2026	3T11121302
2556	3C10091301	2102	3T05311303	2145	3T11151301
2556	3C10091302	2259	3T06051303	2577	3T11181303
2561	3C10211301	1904	3T06071301	2267	3T11211301
1990	3C10241301	2274	3T06121301	1008	3T11261302
173	3C10311301	2183	3T06141303	827	3T11261304
1118	3C11151301	1321	3T06241305	2583	3T11271301
2093	3C11201302	2289	3T06261302	1321	3T11271302
2578	3C11211302	1320	3T06261303	1998	3T12071201
2598	3C12271301	2274	3T06281301	2577	3T12191301
300325	3T01221401	1654	3T07111301	2599	3T12271302
2051	3T01251301	2146	3T07161301	2577	3T12271303
2138	3T01281401	1553	3T07181301	1015	3T12311302
958	3T01281402	1781	3T07221301	2078	4C02121302
300353	3T01291401	2274	3T07291302	1353	4C03241402
300359	3T01291403	1813	3T07311301	2161	4C03291303
1937	3T02261301	736	3T07311304	2114	4C04181301
2102	3T02271304	2274	3T08051301	1878	4C04241301
2034	3T03191301	2472	3T08231301	2054	4C04261301
1786	3T03261401	2053	3T08271302	2215	4C05061301
2165	3T04011303	1786	3T08271303	2209	4C05071301
2185	3T04161301	2491	3T08291305	2144	4C05161301
2186	3T04161304	1278	3T08291307	2234	4C05171301
1927	3T04191302	2267	3T08291308	1776	4C05221301
1850	3T04191303	1819	3T08301301	2250	4C05231303
2034	3T04241301	2500	3T08301302	1669	4C05301301
1952	3T04251303	2507	3T09091301	2048	4C06281303
2198	3T04261301	736	3T09091303	2324	4C07191301
2202	3T04291301	1815	3T09171301	2328	4C07251302
1875	3T04301301	2523	3T09181302	1885	4C08081301
2206	3T04301303	2488	3T09231302	2464	4C08201301
1819	3T05021302	2102	3T09251301	2471	4C08221301
1786	3T05061301	1253	3T09271302	1203	4C09271301
2220	3T05091303	2199	3T09301303	300076	4C10241301
1781	3T05101301	1777	3T10101303	300070	4C10291302
960	3T05151301	701	3T10111301	1816	4C11121301

S1-7

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
300174	4C11271301	2181	5T09171301	669	106071201
1968	4C11301201	2540	5T09251301	1801	106131201
2039	4C12261305	2559	5T10171301	1622	106211203
1878	4C12311301	2566	5T10311301	1787	107021201
300198	4T01101401	2452	5T10311302	1826	107021202
2245	4T01171401	2575	5T11191301	537	107271202
300320	4T01211402	2575	5T11191304	39	107280901
300320	4T01211403	2593	5T12181301	282	107301201
300320	4T01211405	2604	5T12311301	1210	107311201
300198	4T01211406	2579	5T12311302	1502	108041102
300361	4T01301402	1678	101301202	1858	108091201
300580	4T03211401	282	102091201	1861	108141201
300577	4T03211404	1691	102161201	1879	108301202
2483	4T03211405	1696	102211201	1881	108311202
2318	4T03261401	1693	102211202	18	109101201
1806	4T05141301	1	102211203	1149	109181202
2244	4T05231301	1694	102221201	1549	109271101
2245	4T05241301	572	102241202	615	110211101
2337	4T07311301	1660	102271201	1186	110241103
2454	4T08091301	1441	102281201	1481	112271101
2528	4T09161302	1	102281202	1403	201101201
2529	4T09181301	1247	102281204	160	201171201
2553	4T10021301	1520	102291201	415	201171203
2553	4T10031301	1704	102291202	1448	202031201
300080	4T10301302	1718	103021201	397	202061201
300061	4T11211304	1316	103121201	1682	202061202
2483	4T12301301	1507	103151201	1367	202061203
300198	4T12311304	1307	103161201	1473	202101201
2608	5C01131401	212	103231201	725	202131202
300496	5C03061401	470	103291201	646	202171201
2290	5C06201302	1307	103291202	1240	202171202
894	5C07011301	1077	104021201	392	202271201
2522	5C09171301	270	104041201	1427	202291204
2569	5C11061301	1179	104091201	1700	203011201
2584	5C11271301	1738	104091202	1327	203081201
2559	5T01241401	1481	104101201	1725	203281202
300326	5T03101401	1607	104251202	1734	203291203
2514	5T03241401	1750	104261201	860	203291204
300548	5T03261401	1759	104301202	1335	203291206
2181	5T04121301	1618	105111202	1533	203301201
2196	5T04251301	2	105161201	1616	203301202
1989	5T04291301	1782	105241201	1735	203301204
1989	5T06281301	1315	105241203	1732	203301207
1989	5T08081301	1787	105311204	1493	204051201
1989	5T08301302	1503	106051201	1686	204111201

S1-8

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
1385	204121101	1207	301051201	1582	304231201
1743	204181201	1265	301261201	1748	304241206
1496	204201201	1672	301301203	1748	304241207
1744	204231202	1685	302071201	1758	304301201
1736	204241201	1684	302071202	1494	304301202
1749	204241204	1383	302101202	1368	305011201
1124	204301203	1571	302141203	1138	305091201
1763	205041202	1278	302161201	736	305101201
1766	205111201	1278	302161202	1373	305111201
609	205151201	1278	302161203	700	305141201
1775	205161201	1009	302171201	1774	305171202
1756	205171201	1259	302171202	1138	305181202
445	205231201	1171	302221201	1638	305251201
1783	205251201	1659	302221202	1786	305311203
1789	205311204	954	302221203	1570	306131207
1810	206191202	1697	302231201	1807	306181201
1775	206191203	1313	302271201	1321	306201201
725	206261203	1699	302271203	1814	306251203
967	206281204	1322	302271204	1069	306251205
1390	207031201	1702	302281205	886	306271201
499	207161201	953	302291208	1807	307181202
1395	207231201	1553	302291209	1838	307231203
1854	208011201	1553	302291210	1839	307231204
1107	208061201	1313	303061201	1617	307241201
1849	208071202	1571	303081201	167	307251203
646	208081201	1714	303161203	1841	307261201
1395	208081202	1171	303221201	1847	307301202
1859	208101201	827	303231201	1850	307311202
1471	208161201	1641	303261201	1848	308131201
1346	208171102	1363	303261202	1863	308151201
263	208221201	1363	303261203	736	308161201
1392	208291202	717	303261204	1171	308181102
1525	208301106	1570	303271201	1425	308281202
1492	208301202	1570	303271203	778	308291201
1882	208311202	1570	303271205	1877	308291202
1395	209051201	1009	303271207	1865	308311201
1893	209121202	1671	303291202	1321	309041202
1897	209171201	1617	303291203	701	309111201
1542	209191101	173	303301202	1894	309131201
1299	209201201	1731	303301203	1629	309131203
1346	209241202	1739	304101203	1905	309181208
1547	209261101	700	304111201	1907	309191201
1921	209261202	627	304121201	1204	309211002
1547	210111102	1582	304161201	1699	309211201
1586	210261101	1740	304161202	1919	309261201

S1-9

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
1924	309281204	300372	2W01311409	1425	3C12311302
1540	309291106	300374	2W01311412	760	3C12311303
1663	401251201	1424	2W02071403	760	3C12311304
1661	402081201	89	2W02181401	1553	3T01311401
1661	402141201	300482	2W02211402	1553	3T01311402
1707	403071201	300486	2W02241401	960	3T02181402
1727	403291201	1897	2W02261401	736	3T02271403
1657	403301201	1599	2W02271401	2595	3T02271405
1677	404091201	300485	2W02271403	300488	3T02281401
1776	405171201	1736	2W02271404	182	3T02281402
1795	406071201	1063	2W03071402	300467	3T03061403
1795	406291201	788	2W03151401	300523	3T03131402
1816	407111201	300372	2W03261401	2165	3T03181404
1161	408041002	1757	2W03281403	1553	3T03271401
1870	408211201	1757	2W03281404	300607	3T03281401
1871	408221201	274	2W03311402	1553	3T03311401
1532	408291102	1784	2W03311406	1553	3T03311404
1880	408301201	1784	2W03311407	300616	3T03311406
1885	409041201	1124	2W05131301	2199	3T03311407
1890	409101201	857	2W10011201	2206	3T04301304
1915	409191201	1395	2W10031202	1069	3T08291304
1726	1C02261402	1935	2W10101201	1937	3T10051202
916	1C02261403	1930	2W10121204	1944	3T10111203
300408	1C03111401	1947	2W10151203	1946	3T10151202
300216	1C12181301	300123	2W11081302	995	3T10161201
1307	1C12241302	445	2W12031301	1952	3T10191201
300270	1C12301303	1011	2W12131302	1956	3T10241202
1767	1C12301306	2148	2W12201302	1866	3T10261201
1595	1C12311301	896	2W12301303	1381	3T10261202
1914	1T02261404	300258	2W12301305	2131	3T12201301
300462	1T03181402	300259	2W12301306	2588	3T12311303
300136	1T03281401	2509	2W12301307	1889	4C01301403
300628	1T03311401	300269	2W12301310	300380	4C01311402
300628	1T03311402	1876	2W12311303	300484	4C02241401
1949	1T10171201	1118	3C01311401	300495	4C02281401
1951	1T10191201	1118	3C01311402	300620	4C03311401
1949	1T10311203	1284	3C01311405	300621	4C03311402
2240	1T12181304	1554	3C02211401	2048	4C06281302
1760	1T12201301	2174	3C02281401	1878	4C07251301
1140	1T12261301	907	3C02281402	2464	4C08201303
2173	1T12301301	626	3C03241402	1561	4C12261301
1984	2W01301405	1310	3C03311406	2039	4C12261304
369	2W01311401	1856	3C10301201	300292	4C12311303
369	2W01311402	767	3C12271302	300292	4C12311305
1599	2W01311408	2578	3C12301301	300473	4T02271401

S1-10

Customer #	Contract #	Customer #	Contract #	Customer #	Contract #
300491	4T02281402	300568	1T03201402	300395	3C02061401
300577	4T03211403	2240	1T03271401	300395	3C02071401
2245	4T12181302	1808	1T04081401	1425	3C02141401
300381	5C01311401	2184	1T04301403	1425	3C02141402
300436	5C02201401	300243	1T12261304	2502	3C02211402
300440	5C02201403	300305	2W01141401	2020	3C02241401
1943	5C10011201	300202	2W01241402	173	3C02261401
1943	5C10181201	851	2W01271402	1383	3C03261401
1592	5T01311401	1923	2W01271403	684	3C03281401
300469	5T02271401	2287	2W01301402	1494	3C03311401
300472	5T02271402	1101	2W01311403	607	3C03311402
300475	5T02271404	1107	2W01311404	300629	3C03311407
300483	5T02281401	716	2W01311405	2166	3T01161401
2481	5T02281402	725	2W01311406	2469	3T01291402
300521	5T03111401	1531	2W01311407	701	3T01291404
300521	5T03171402	1931	2W01311410	2448	3T01311403
300519	5T03311401	1931	2W01311411	1015	3T01311404
2601	5T12271302	300396	2W02071402	960	3T01311405
300274	1C01161401	719	2W02211403	778	3T01311406
300319	1C01171401	300446	2W02211404	300392	3T02051401
300350	1C01291401	300202	2W02251401	1832	3T02071402
300256	1C02041401	300464	2W02261402	2183	3T02101401
300408	1C02121401	1736	2W03031404	300411	3T02121402
300417	1C02121402	300512	2W03051401	1777	3T02131401
1441	1C02181402	300509	2W03051402	1819	3T02141401
1499	1C02181403	1438	2W03061401	2199	3T02181401
1307	1C02271401	300520	2W03061402	2202	3T02241401
300408	1C03111402	725	2W03141401	1321	3T02251401
300525	1C03141401	300520	2W03171401	300455	3T02251402
300008	1C03181401	300584	2W03241401	300458	3T02261401
300554	1C03281401	1572	2W03271401	1216	3T02261403
2237	1C03311401	300039	2W03281401	1363	3T02271401
1404	1C04231402	89	2W03281402	182	3T02281404
2496	1C04301401	1606	2W03281405	1647	3T03041401
1808	1T02181401	2164	2W03311401	2225	3T03061401
2180	1T03071401	300300	2W03311404	300467	3T03061404
2044	1T03111401	2148	2W04071401	1363	3T03071401
2212	1T03111402	300677	2W04091401	300523	3T03131401
300536	1T03141401	1897	2W04101401	300523	3T03131403
300537	1T03141402	300726	2W04211401	2488	3T03141401
2303	1T03141403	1852	2W04241401	2095	3T03141402
300535	1T03141404	1721	2W04251403	2138	3T03171401
300549	1T03181401	1382	3C01151401	300455	3T03181401
300046	1T03181403	300349	3C01281401	1321	3T03181402
1025	1T03191401	2256	3C01311406	2255	3T03201401

S1-11

Customer #	Contract #
2289	3T03211402
300575	3T03211403
1571	3T03211404
1553	3T03311402
1553	3T03311403
1638	3T03311405
300707	3T04281403
1561	4C01171401
300369	4C01301405
1677	4C01311401
300078	4C02241402
300448	4C02241403
300530	4C03131401
2495	4C03141401
300539	4C03141402
300556	4C03171401
300558	4C03191402
1545	4C03281401
1834	4C03311403
300623	4C03311404
2337	4T01291401
2337	4T03171402
300555	4T03191401
2454	4T03241401
300605	4T03271401
300107	4T03311401
300740	4T04241401
894	5C01291401
300404	5C02101401
2450	5C02121401
2590	5C02201402
300440	5C02201404
300314	5T01161401
300345	5T01241402
1592	5T01311402
300453	5T02251401
1989	5T03041401
300546	5T03171401
2551	5T03171404
300469	5T03191401
300546	5T03191402
300611	5T03281401

S1-12

SCHEDULE 2

Originator Information

1.	List of Name Change or Mergers:

None.

2.	Employer Identification Number:

CCG’s EIN #: 20-1409176

3.	List of Trade Names:

CCG of New Hampshire.

4.	List of CCG Subsidiaries:

CCG Receivables, LLC

CCG Receivables III, LLC

CCG Receivables IV, LLC

5.	Chief Executive Office:

COMMERCIAL CREDIT GROUP INC.

Suite 1450

227 West Trade Street,

Charlotte, NC 28202

S2-1

SCHEDULE 3

Notice Information

Commercial Credit Group Inc.

227 West Trade Street, Suite 1450

Charlotte, NC 28202

CCG Receivables IV, LLC

227 West Trade Street, Suite 1450A

Charlotte, NC 28202

S3-1

SCHEDULE 4

Lock-Box Bank and Lock-Box Account

Account number 2000026298881 of CCG maintained with Wells Fargo Bank, National Association, having offices located at 1 South Broad Street, Mail Code: PA1227, Philadelphia, Pennsylvania and 401 S. Tryon Street, 10th Floor, TS Legal Risk Mgmt., Mail Code NC0817, Charlotte, North Carolina 28288

S4-1

EXHIBIT A

Form of Contract

[see attached]

A-1

SECURITY AGREEMENT

This Security Agreement made the      day of             ,          by and between                      (“Debtor”), whose address is                      and                      (“Secured Party”), whose address is                     .

1. To secure the prompt payment, performance and fulfillment of any and all Obligations (as hereinafter defined) of Debtor to Secured Party, which is hereby confessed and acknowledged, Debtor hereby assigns, transfers, conveys, pledges, mortgages and grants to Secured Party a security interest in each and every one of the goods, chattels and property described in the attached Schedule A and in all attachments, accessories, substitutions, replacements, replacement parts, software and software upgrades and all cash and non-cash proceeds (including rental proceeds, insurance proceeds, accounts and chattel paper arising out of or related to the sale, rental or other disposition thereof) of and to all of the foregoing (collectively called “Collateral”). Debtor grants Secured Party a security interest in the Collateral to secure the Obligations.

2. The term “Obligations” as used herein shall mean and include: (a) any and all loans, advances, payments, extensions of credit, endorsements, guaranties and financial accommodations hereto and/or hereafter made, granted or extended by Secured Party or which Secured Party has or will become obligated to make, grant or extend to or for the account of Debtor; and (b) any and all interest, commissions, obligations, liabilities, indebtedness, charges and expenses hereto and/or hereafter chargeable against Debtor by Secured Party or owing by Debtor to Secured Party or upon which Debtor may be and/or has become liable as endorser or guarantor; and (c) all obligations and/or indebtedness of any and every kind arising out of one or more conditional sale contracts, lease agreements, notes, security agreements, trust receipts and/or bailment agreements and the amount due upon any notes or other obligations, given to or received by Secured Party directly from Debtor or by way of assignment from any one or more third parties and whether or not presently contemplated by the parties; and (d) the prompt performance and fulfillment by Debtor of all the terms, conditions, promises,, representations and warranties contained in this Security Agreement and in any note or notes secured hereby and in any present or future agreement or instrument between Debtor and Secured Party; and (e) any and all renewals or extensions of any of the foregoing.

3. All of the Obligations are acknowledged and declared to be secured by this Security Agreement and the Debtor will fully and faithfully pay, perform and fulfill all of its Obligations hereunder including the payment, upon demand, a late charge of 5% of any installment that has not been fully paid prior to the seventh day after its due date (“Late Charge”) and, after maturity, whether by acceleration or otherwise, interest at the rate of 1/15 of 1% per day until the Obligations are collected by the Secured Party in full. In addition, Debtor agrees to pay, on demand, all attorney fees, costs and expenses, collection costs and other charges incurred by Secured Party to enforce the payment and performance of Debtor’s Obligations. Any interest rate, late charge, fee or other charge (“Charge”) provided for in any way hereunder or under any document, note or instrument given in connection with any of the Obligations shall not in any event or contingency exceed any maximum permitted by applicable law and any such Charge shall be deemed hereby amended accordingly. Any sums collected with respect to any Charge in excess of any maximum shall be applied to reduce the principal sum owing under the Obligations and any excess refunded to Debtor.

4. Debtor further represents and warrants to Secured Party and agrees as follows: (a) Debtor is the lawful owner of the Collateral and has paid all applicable sale, use or other taxes due in connection with the sale, purchase, ownership, possession or use of the Collateral and shall indemnify Secured Party from and against any loss, cost or expense, including penalties, interest and other charges of any kind in connection with or arising from the sale, purchase, ownership, possession or use of the Collateral; (b) The Collateral is in the possession of Debtor at its principal place of business (which is Debtor’s address shown above), unless a different location is specifically shown on Schedule A for any one or more items; (c) The Collateral and every part thereof is and will continue to be free and clear of all liens, attachments, levies, claims, demands and encumbrances of every kind, nature and description (except any held by Secured Party); (d) Debtor will defend the Collateral against all claims and demands of all persons and will not permit any circumstances to exist under which the Secured Party may lose its lien or lien priority on the Collateral; (e) Debtor will not sell, assign, mortgage, lease, pledge or otherwise dispose of the Collateral without the prior written consent of the Secured Party; (f) Debtor, at its own cost and expense, will maintain and keep the Collateral in good repair, will not waste, abuse or destroy the Collateral or any part thereof and will not be negligent in the care and use thereof; (g) Debtor will not remove the Collateral from within the 48 contiguous States of the United States or its present locations without the prior written consent of the Secured Party nor change its present business locations without at least thirty days prior written notice to Secured Party and at all times allow Secured Party or its representatives free access to and right of inspection of the Collateral, which shall remain personalty and not become a part of any realty, and nothing shall prevent Secured Party from removing same or so much thereof as Secured Party, in its sole discretion may determine, from any premises to which it may be attached and/or upon which it may be located upon breach of the Security Agreement; Debtor agreeing to deliver to Secured Party appropriate waivers, satisfactory to Secured Party, of owners and mortgagees of any such premises; (h) Debtor shall comply (so far as may be necessary to protect the Collateral and the lien of this Security Agreement thereon) with all of the terms and conditions of leases covering the premises wherein the Collateral may be located and with any orders, ordinances, laws or statutes of any city, state, or other entity having jurisdiction over the premises or the conduct of business thereon, and, where requested by Secured Party, will correct any defects or execute any written instruments and do any other acts necessary to more fully execute the purposes and provisions of this Security Agreement; (i) Debtor has the sole right and lawful authority to make this Security Agreement and if a corporation or limited liability company, the execution of this Security Agreement has been duly consented to and authorized by all of the stockholders or members of the Debtor and duly authorized by its Board of Directors or Managers. Debtor agrees to deliver to Secured Party evidence thereof satisfactory to Secured Party immediately upon request; (j) Each person signing this Security Agreement warrants full authority to sign for the Debtor; (k) Debtor will indemnify and save Secured Party harmless from all losses, costs, damages, liabilities or expenses, including reasonable attorneys’ fees, costs and expenses, that Secured Party may sustain or incur to obtain or enforce payment, performance or fulfillment of any of the Obligations or in the enforcement or foreclosure of this Security Agreement or in the prosecution or defense of any action or proceeding either against Debtor or against Secured Party concerning any matter growing out of or connected with this Security Agreement and/or any of the Obligations and/or any of the Collateral and the aforementioned indemnity or any other indemnity obligation under this Security Agreement shall survive termination hereof; (l) At Secured Party’s request Debtor will furnish current financial statements satisfactory to Secured Party in form, preparation and content.

5. To secure all the Obligations under this Security Agreement, Debtor authorizes Secured Party to file one or more financing statements and/or a reproduction hereof as a financing statement, from time to time as Secured Party deems in its sole discretion appropriate, in any jurisdiction (and Debtor shall execute any financing statement or financing change statement) and Debtor hereby irrevocably appoints Secured Party as the true and lawful Attorney-in-Fact of Debtor, coupled with an interest, with full power in Debtor’s name, place and stead to execute financing statements on Debtor’s behalf and to do any and all other acts on Debtor’s behalf necessary or helpful to perfect Secured Party’s security interest in the Collateral pursuant to the Uniform Commercial Code or other applicable law.

6. Debtor will insure the Collateral, at its sole cost and expenses, by maintaining an “all risks” insurance policy naming the Secured Party as additional insured, in an amount at least equal to the full replacement value of all collateral identified in each Schedule A attached or incorporated herein and also, where requested by Secured Party, against other hazards (including but not limited to comprehensive general liability insurance), with companies, in amounts and under policies acceptable to Secured Party. Each policy shall be delivered to Secured Party and shall expressly state that insurance as to Secured Party shall not be invalidated by any act, omission or neglect of Debtor and that the insurer shall give thirty (30) days written notice to Secured Party of any alteration or cancellation of the policy. Secured Party shall have the right, but not the obligation, to provide insurance for its interest and charge Debtor Secured Party’s cost for such insurance, together with it or its designee’s customary charges or fees association with its insurance. Debtor hereby irrevocably appoints Secured Party as Debtor’s Attorney-in-Fact, coupled with an interest, to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for any loss or damage under any of said insurance policies and to execute any documents or statements referred to herein.

7. If Debtor shall be in default in the full, prompt and faithful performance of any of the terms, conditions and provisions of this Security Agreement, Secured Party may, at its option, without waiving its right to enforce this Security Agreement according to its terms, immediately or at any time thereafter, and without notice to or demand upon Debtor, perform or cause the performance of such terms, conditions or provisions, for the account and at the sole cost and expense of Debtor, which (including reasonable attorneys’ fees, costs and expenses) shall be a lien on the Collateral, added to the amount of the Obligations, without notice to Debtor, and shall be payable on demand with interest at the rate, after maturity, specified in Paragraph 3 hereof.

8. Debtor shall be in default upon the occurrence of any of the following: (a) Debtor defaults in the prompt payment, performance or fulfillment of any of Debtor’s Obligations; (b) Debtor shall fail to punctually and faithfully fulfill, observe or perform any of the terms, conditions, provisions, representations and warranties contained in this Security Agreement or in any present or future agreement or instrument made by Debtor and then held by Secured Party; (c) Debtor or any guarantor of any of Debtors Obligations under this Security Agreement (“Guarantor”) ceases to do business, becomes insolvent, declares bankruptcy, or makes an assignment for the benefit of creditors; (d) Any of the warranties, covenants or representations made by Debtor or any Guarantor to Secured Party be or become untrue or incorrect in any adverse respect; (e) A change in the management, operations, ownership of stock or membership units or control of Debtor; (f) Secured Party at any time deems the security afforded by this Security Agreement unsafe, inadequate or at any risk or any of the Collateral in danger of misuse, concealment or misappropriation.

9. Upon any default by Debtor, Debtor shall immediately deliver possession of Collateral to Secured Party and Secured Party, without demand or notice, may exercise any of the following remedies: (a) Declare the entire indebtedness under all Obligations immediately due and payable; (b) Take possession of all or part the Collateral, at any time, wherever it may be, and to enter any premises, with or without process of law, and search for, take possession of, remove, or keep and store the Collateral on said premises until sold, without liability for trespass nor charge for storage; (c) Sell the Collateral or any part thereof and all of the Debtor’s equity of redemption therein at public or private sale, for cash or on credit, and on such terms as Secured Party may in its sole discretion elect, in such county and at such places as Secured Party may elect and without having the Collateral at the place of sale. In the event Secured Party sells all or part of the Collateral at public or private sale, then (i) Secured Party shall not be required to refurbish, repair or otherwise incur any expenses in preparing Collateral for sale but may sell its interest therein on an “AS-IS,” “WHERE-IS” basis; (ii) Secured Party may bid or become the purchaser at any such sale and Debtor waives any and all rights of redemption from any such sale; (iii) Any public sale will be deemed commercially reasonable if notice thereof shall be mailed to Debtor at least 10 days before such sale and advertised in at least one newspaper of general circulation in the area of the sale at least twice prior to the date of sale and if upon terms of 25% cash down with the balance payable in good funds within 24 hours; (iv) The proceeds of any public sale shall be applied first to pay all costs, expenses and charges for pursing searching, taking, removing, keeping, advertising and selling the Collateral, including attorneys’ fees, costs and expenses and second to the payment, partly or entirely, of any of the Obligations as Secured Party may in its sole discretion elect, returning the excess, if any, to Debtor or such other party in interest as the required by law, Debtor shall remain liable to Secured Party for any deficiency plus late charges thereon as provided above; (v) Any private sale shall be deemed commercially reasonable if notice thereof shall be mailed to Debtor at least 10 days before the sale date stated therein and credit given for the full price stated, less attorneys’ fees costs and expenses.

10. Debtor hereby irrevocably consents to the appointment of a receiver for the Collateral and/or all other property of Debtor, and of the rents, issued as proceeds thereof. Such receivership may continue until such deficiency is satisfied in full. Debtor expressly waives any right to notice or hearing in any action to recover possession of any or all of the Collateral. In any action in the nature of replevin or sequestration, Debtor agrees that if it contests such action it will post a bond written by a national insurance company authorized to execute such bonds in the jurisdiction of such proceedings, such bond to be no less than the value of the subject matter of such replevin or the unpaid balance then owing to Secured Party, whichever be less. Any notices hereunder shall be in writing and effective when delivered in person to an officer of the party to whom addressed or mailed by certified mail to such party at its address specified herein or at such other address as may hereafter be specified by like notice by either party to the other. Reasonable notification hereunder shall be any notification given or sent at least five (5) days prior to the event for which such notification is sent. Debtor agrees that upon the request of Secured Party, after any default, to segregate and hold all or any part of the Collateral in a fiduciary capacity and to adequately maintain, service and insure said property and to protect same from use and/or abuse, all without charge to Secured Party, such fiduciary duty to terminate only upon the actual delivery of the Collateral to Secured Party. Debtor, recognizing that in the event of default no remedy at law would provide adequate relief to Secured Party, agrees that Secured Party shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages. It is agreed that any amounts to be retained by Secured Party and the amounts to be paid by Debtor shall not be as a penalty but as liquidated damages for the breach hereof.

11. DEBTOR HEREOF AGREES TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT PRESIDING IN MECKLENBURG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS SECURITY AGREEMENT, WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE COLLATERAL OR ANY OTHER ASSETS OF THE DEBTOR OR ANY GUARANTOR HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF THE SECURED PARTY, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE COLLATERAL, AND/OR SUCH OTHER ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE THE DEBTOR, OR ANY GUARANTOR, OR THE COLLATERAL AND/OR ANY OTHER ASSETS OF THE DEBTOR, OR GUARANTOR MAY BE LOCATED. DEBTOR WAIVES ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY BETWEEN OR AMONG THEM AND/OR INVOLVING ANY PERSON OR ENTITY CLAIMING ANY RIGHTS ACQUIRED BY, THROUGH OR UNDER ANY PARTY AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

12. Secured Party may at any time, with or without exercising any of the rights or remedies aforesaid and without prior notice or demand to Debtor, appropriate and apply toward the payment of the Obligations any and all balances, sums, property, credits, deposits, accounts, reserves, collections, drafts, notes or checks coming into Secured Party’s possession and belonging or owing to Debtor, and for such purposes, endorse the name of Debtor on any such instrument made payable to Debtor for deposit, negotiation, discount or collection. Such applications may be made, or any monies paid to Secured Party may be applied, without notice to Debtor, partly or entirely to such of the Obligations as Secured Party in its sole discretion may elect. In its sole discretion Secured Party may apply and/or change applications of any sums paid and/or to be paid by or for Debtor, under any circumstances, to any obligations of Debtor to Secured Party, presently existing or otherwise. The interest rates which may be provided for in any instrument evidencing one or more Obligations shall in no event, circumstance or contingency, exceed any maximum permitted by applicable law.

13. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Secured Party of any right, privilege, remedy, or power under the Security Agreement, shall operate as a waiver thereof or preclude Secured Party from exercising any other right, privilege, remedy or power under this Security Agreement whether or not Debtor is in default hereunder. No waiver of any provision of the Security Agreement shall be effective unless in writing, signed by a duly authorized officer of the party to be charged, and no amendment, supplement or other modification of the Security Agreement shall be effective unless in writing signed by each of the parties hereto. This instrument constitutes the entire agreement between the parties. This Security Agreement cannot be modified or terminated orally. Only a written instrument, signed by an officer of the Secured Party, shall be effective to modify or terminate any obligation of Debtor to Secured Party, this Security Agreement or any other agreement between the parties but only to the extent therein specifically set forth therein.

14. This Security Agreement may be assigned along with any and all Obligations, without notice to Debtor, and upon such assignment Debtor agrees not to assert against any assignee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Debtor may have against Secured Party, whether arising hereunder or otherwise, and such assignee shall be entitled to at least the same rights as Secured Party. All of the rights, remedies, options, privileges and elections given to the original Secured Party hereunder shall inure to the benefit of any assignee, transferee or holder of this Security Agreement, and their respective successors and assigns, and all the terms conditions, promises, covenants, provisions and warranties of this Security Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of the respective parties.

16. Some of the Collateral may be in the hands of Debtor under one or more security agreements, installment sale contracts, lease agreements, notes or other instruments which are or may be held by Secured Party and with respect to such Collateral, this Security is only of any equity that Debtor may now or in the future have in such Collateral and Secured Party by accepting this Security Agreement shall not in any manner be considered as having waived any security interest arising independently of this Security Agreement nor shall this Security Agreement be construed as adversely affecting any rights of Secured Party under any other security agreement nor as a waiver of any of the terms and provisions of any other security agreement, guaranty or endorsement, all of which shall remain and continue in full force and effect.

17. Intending that each and every provision of this Security Agreement be fully effective and enforceable according to its terms, the parties agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of the Debtor and Secured Party in any way related to or arising under this Security Agreement or under one or more Obligation shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its choice of law rules). If any one or more provisions hereof are in conflict with any statute or law and thus not valid or enforceable, then each such provision shall be deemed null and void but only to the extent of such conflict and without invalidating or affecting the remaining provisions hereof. This contract shall be binding upon the heirs, administrators, legal representatives and successors of the Debtor.

IN WITNESS WHEREOF, Debtor has caused these presents to be duly executed, the day and year first above written.

CO-DEBTOR:			DEBTOR:

(Co-Debtor)		(Seal)	(Debtor)		(Seal)

By:			By:
	Title			Title

(Witness to Co-Debtor’s Signature)			(Witness to Debtor’s Signature)

SECURITY AGREEMENT

This Security Agreement made the      day of             ,          by and between                      (“Debtor”), whose address is                      and                      (“Secured Party”), whose address is                     .

1. To secure the prompt payment, performance and fulfillment of any and all Obligations (as hereinafter defined) of Debtor to Secured Party, which is hereby confessed and acknowledged, Debtor hereby assigns, transfers, conveys, pledges, mortgages and grants to Secured Party a security interest in each and every one of the goods, chattels and property described in the attached Schedule A and any and all accounts, accounts receivable, chattel paper, contract rights, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, and other property, wherever located, in which Debtor now or hereafter has any right or interest and in all attachments, accessories, substitutions, replacements, replacement parts, software and software upgrades and all cash and non-cash proceeds (including rental proceeds, insurance proceeds, accounts and chattel paper arising out of or related to the sale, rental or other disposition thereof) of and to all of the foregoing (collectively called “Collateral”). Debtor grants Secured Party a security interest in the Collateral to secure the Obligations.

2. The term “Obligations” as used herein shall mean and include: (a) any and all loans, advances, payments, extensions of credit, endorsements, guaranties and financial accommodations hereto and/or hereafter made, granted or extended by Secured Party or which Secured Party has or will become obligated to make, grant or extend to or for the account of Debtor; and (b) any and all interest, commissions, obligations, liabilities, indebtedness, charges and expenses hereto and/or hereafter chargeable against Debtor by Secured Party or owing by Debtor to Secured Party or upon which Debtor may be and/or has become liable as endorser or guarantor; and (c) all obligations and/or indebtedness of any and every kind arising out of one or more conditional sale contracts, lease agreements, notes, security agreements, trust receipts and/or bailment agreements and the amount due upon any notes or other obligations, given to or received by Secured Party directly from Debtor or by way of assignment from any one or more third parties and whether or not presently contemplated by the parties; and (d) the prompt performance and fulfillment by Debtor of all the terms, conditions, promises,, representations and warranties contained in this Security Agreement and in any note or notes secured hereby and in any present or future agreement or instrument between Debtor and Secured Party; and (e) any and all renewals or extensions of any of the foregoing.

3. All of the Obligations are acknowledged and declared to be secured by this Security Agreement and the Debtor will fully and faithfully pay, perform and fulfill all of its Obligations hereunder including the payment, upon demand, a late charge of 5% of any installment that has not been fully paid prior to the seventh day after its due date (“Late Charge”) and, after maturity, whether by acceleration or otherwise, interest at the rate of 1/15 of 1% per day until the Obligations are collected by the Secured Party in full. In addition, Debtor agrees to pay, on demand, all attorney fees, costs and expenses, collection costs and other charges incurred by Secured Party to enforce the payment and performance of Debtor’s Obligations. Any interest rate, late charge, fee or other charge (“Charge”) provided for in any way hereunder or under any document, note or instrument given in connection with any of the Obligations shall not in any event or contingency exceed any maximum permitted by applicable law and any such Charge shall be deemed hereby amended accordingly. Any sums collected with respect to any Charge in excess of any maximum shall be applied to reduce the principal sum owing under the Obligations and any excess refunded to Debtor.

4. Debtor further represents and warrants to Secured Party and agrees as follows: (a) Debtor is the lawful owner of the Collateral and has paid all applicable sale, use or other taxes due in connection with the sale, purchase, ownership, possession or use of the Collateral and shall indemnify Secured Party from and against any loss, cost or expense, including penalties, interest and other charges of any kind in connection with or arising from the sale, purchase, ownership, possession or use of the Collateral; (b) The Collateral is in the possession of Debtor at its principal place of business (which is Debtor’s address shown above), unless a different location is specifically shown on Schedule A for any one or more items; (c) The Collateral and every part thereof is and will continue to be free and clear of all liens, attachments, levies, claims, demands and encumbrances of every kind, nature and description (except any held by Secured Party); (d) Debtor will defend the Collateral against all claims and demands of all persons and will not permit any circumstances to exist under which the Secured Party may lose its lien or lien priority on the Collateral; (e) Debtor will not sell, assign, mortgage, lease, pledge or otherwise dispose of the Collateral without the prior written consent of the Secured Party; (f) Debtor, at its own cost and expense, will maintain and keep the Collateral in good repair, will not waste, abuse or destroy the Collateral or any part thereof and will not be negligent in the care and use thereof; (g) Debtor will not remove the Collateral from within the 48 contiguous States of the United States or its present locations without the prior written consent of the Secured Party nor change its present business locations without at least thirty days prior written notice to Secured Party and at all times allow Secured Party or its representatives free access to and right of inspection of the Collateral, which shall remain personalty and not become a part of any realty, and nothing shall prevent Secured Party from removing same or so much thereof as Secured Party, in its sole discretion may determine, from any premises to which it may be attached and/or upon which it may be located upon breach of the Security Agreement; Debtor agreeing to deliver to Secured Party appropriate waivers, satisfactory to Secured Party, of owners and mortgagees of any such premises; (h) Debtor shall comply (so far as may be necessary to protect the Collateral and the lien of this Security Agreement thereon) with all of the terms and conditions of leases covering the premises wherein the Collateral may be located and with any orders, ordinances, laws or statutes of any city, state, or other entity having jurisdiction over the premises or the conduct of business thereon, and, where requested by Secured Party, will correct any defects or execute any written instruments and do any other acts necessary to more fully execute the purposes and provisions of this Security Agreement; (i) Debtor has the sole right and lawful authority to make this Security Agreement and if a corporation or limited liability company, the execution of this Security Agreement has been duly consented to and authorized by all of the stockholders or members of the Debtor and duly authorized by its Board of Directors or Managers. Debtor agrees to deliver to Secured Party evidence thereof satisfactory to Secured Party immediately upon request; (j) Each person signing this Security Agreement warrants full authority to sign for the Debtor; (k) Debtor will indemnify and save Secured Party harmless from all losses, costs, damages, liabilities or expenses, including reasonable attorneys’ fees, costs and expenses, that Secured Party may sustain or incur to obtain or enforce payment, performance or fulfillment of any of the Obligations or in the enforcement or foreclosure of this Security Agreement or in the prosecution or defense of any action or proceeding either against Debtor or against Secured Party concerning any matter growing out of or connected with this Security Agreement and/or any of the Obligations and/or any of the Collateral and the aforementioned indemnity or any other indemnity obligation under this Security Agreement shall survive termination hereof; (l) At Secured Party’s request Debtor will furnish current financial statements satisfactory to Secured Party in form, preparation and content.

5. To secure all the Obligations under this Security Agreement, Debtor authorizes Secured Party to file one or more financing statements and/or a reproduction hereof as a financing statement, from time to time as Secured Party deems in its sole discretion appropriate, in any jurisdiction (and Debtor shall execute any financing statement or financing change statement) and Debtor hereby irrevocably appoints Secured Party as the true and lawful Attorney-in-Fact of Debtor, coupled with an interest, with full power in Debtor’s name, place and stead to execute financing statements on Debtor’s behalf and to do any and all other acts on Debtor’s behalf necessary or helpful to perfect Secured Party’s security interest in the Collateral pursuant to the Uniform Commercial Code or other applicable law.

6. Debtor will insure the Collateral, at its sole cost and expenses, by maintaining an “all risks” insurance policy naming the Secured Party as additional insured, in an amount at least equal to the full replacement value of all collateral identified in each Schedule A attached or incorporated herein and also, where requested by Secured Party, against other hazards (including but not limited to comprehensive general liability insurance), with companies, in amounts and under policies acceptable to Secured Party. Each policy shall be delivered to Secured Party and shall expressly state that insurance as to Secured Party shall not be invalidated by any act, omission or neglect of Debtor and that the insurer shall give thirty (30) days written notice to Secured Party of any alteration or cancellation of the policy. Secured Party shall have the right, but not the obligation, to provide insurance for its interest and charge Debtor Secured Party’s cost for such insurance, together with it or its designee’s customary charges or fees association with its insurance. Debtor hereby irrevocably appoints Secured Party as Debtor’s Attorney-in-Fact, coupled with an interest, to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for any loss or damage under any of said insurance policies and to execute any documents or statements referred to herein.

7. If Debtor shall be in default in the full, prompt and faithful performance of any of the terms, conditions and provisions of this Security Agreement, Secured Party may, at its option, without waiving its right to enforce this Security Agreement according to its terms, immediately or at any time thereafter, and without notice to or demand upon Debtor, perform or cause the performance of such terms, conditions or provisions, for the account and at the sole cost and expense of Debtor, which (including reasonable attorneys’ fees, costs and expenses) shall be a lien on the Collateral, added to the amount of the Obligations, without notice to Debtor, and shall be payable on demand with interest at the rate, after maturity, specified in Paragraph 3 hereof.

8. Debtor shall be in default upon the occurrence of any of the following: (a) Debtor defaults in the prompt payment, performance or fulfillment of any of Debtor’s Obligations; (b) Debtor shall fail to punctually and faithfully fulfill, observe or perform any of the terms, conditions, provisions, representations and warranties contained in this Security Agreement or in any present or future agreement or instrument made by Debtor and then held by Secured Party; (c) Debtor or any guarantor of any of Debtors Obligations under this Security Agreement (“Guarantor”) ceases to do business, becomes insolvent, declares bankruptcy, or makes an assignment for the benefit of creditors; (d) Any of the warranties, covenants or representations made by Debtor or any Guarantor to Secured Party be or become untrue or incorrect in any adverse respect; (e) A change in the management, operations, ownership of stock or membership units or control of Debtor; (f) Secured Party at any time deems the security afforded by this Security Agreement unsafe, inadequate or at any risk or any of the Collateral in danger of misuse, concealment or misappropriation.

9. Upon any default by Debtor, Debtor shall immediately deliver possession of Collateral to Secured Party and Secured Party, without demand or notice, may exercise any of the following remedies: (a) Declare the entire indebtedness under all Obligations immediately due and payable; (b) Take possession of all or part the Collateral, at any time, wherever it may be, and to enter any premises, with or without process of law, and search for, take possession of, remove, or keep and store the Collateral on said premises until sold, without liability for trespass nor charge for storage; (c) Sell the Collateral or any part thereof and all of the Debtor’s equity of redemption therein at public or private sale, for cash or on credit, and on such terms as Secured Party may in its sole discretion elect, in such county and at such places as Secured Party may elect and without having the Collateral at the place of sale. In the event Secured Party sells all or part of the Collateral at public or private sale, then (i) Secured Party shall not be required to refurbish, repair or otherwise incur any expenses in preparing Collateral for sale but may sell its interest therein on an “AS-IS,” “WHERE-IS” basis; (ii) Secured Party may bid or become the purchaser at any such sale and Debtor waives any and all rights of redemption from any such sale; (iii) Any public sale will be deemed commercially reasonable if notice thereof shall be mailed to Debtor at least 10 days before such sale and advertised in at least one newspaper of general circulation in the area of the sale at least twice prior to the date of sale and if upon terms of 25% cash down with the balance payable in good funds within 24 hours; (iv) The proceeds of any public sale shall be applied first to pay all costs, expenses and charges for pursing searching, taking, removing, keeping, advertising and selling the Collateral, including attorneys’ fees, costs and expenses and second to the payment, partly or entirely, of any of the Obligations as Secured Party may in its sole discretion elect, returning the excess, if any, to Debtor or such other party in interest as the required by law, Debtor shall remain liable to Secured Party for any deficiency plus late charges thereon as provided above; (v) Any private sale shall be deemed commercially reasonable if notice thereof shall be mailed to Debtor at least 10 days before the sale date stated therein and credit given for the full price stated, less attorneys’ fees costs and expenses.

10. Debtor hereby irrevocably consents to the appointment of a receiver for the Collateral and/or all other property of Debtor, and of the rents, issued as proceeds thereof. Such receivership may continue until such deficiency is satisfied in full. Debtor expressly waives any right to notice or hearing in any action to recover possession of any or all of the Collateral. In any action in the nature of replevin or sequestration, Debtor agrees that if it contests such action it will post a bond written by a national insurance company authorized to execute such bonds in the jurisdiction of such proceedings, such bond to be no less than the value of the subject matter of such replevin or the unpaid balance then owing to Secured Party, whichever be less. Any notices hereunder shall be in writing and effective when delivered in person to an officer of the party to whom addressed or mailed by certified mail to such party at its address specified herein or at such other address as may hereafter be specified by like notice by either party to the other. Reasonable notification hereunder shall be any notification given or sent at least five (5) days prior to the event for which such notification is sent. Debtor agrees that upon the request of Secured Party, after any default, to segregate and hold all or any part of the Collateral in a fiduciary capacity and to adequately maintain, service and insure said property and to protect same from use and/or abuse, all without charge to Secured Party, such fiduciary duty to terminate only upon the actual delivery of the Collateral to Secured Party. Debtor, recognizing that in the event of default no remedy at law would provide adequate relief to Secured Party, agrees that Secured Party shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages. It is agreed that any amounts to be retained by Secured Party and the amounts to be paid by Debtor shall not be as a penalty but as liquidated damages for the breach hereof.

11. DEBTOR HEREOF AGREES TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT PRESIDING IN MECKLENBURG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS SECURITY AGREEMENT, WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE COLLATERAL OR ANY OTHER ASSETS OF THE DEBTOR OR ANY GUARANTOR HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF THE SECURED PARTY, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE COLLATERAL, AND/OR SUCH OTHER ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE THE DEBTOR, OR ANY GUARANTOR, OR THE COLLATERAL AND/OR ANY OTHER ASSETS OF THE DEBTOR, OR GUARANTOR MAY BE LOCATED. DEBTOR WAIVES ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY BETWEEN OR AMONG THEM AND/OR INVOLVING ANY PERSON OR ENTITY CLAIMING ANY RIGHTS ACQUIRED BY, THROUGH OR UNDER ANY PARTY AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

12. Secured Party may at any time, with or without exercising any of the rights or remedies aforesaid and without prior notice or demand to Debtor, appropriate and apply toward the payment of the Obligations any and all balances, sums, property, credits, deposits, accounts, reserves, collections, drafts, notes or checks coming into Secured Party’s possession and belonging or owing to Debtor, and for such purposes, endorse the name of Debtor on any such instrument made payable to Debtor for deposit, negotiation, discount or collection. Such applications may be made, or any monies paid to Secured Party may be applied, without notice to Debtor, partly or entirely to such of the Obligations as Secured Party in its sole discretion may elect. In its sole discretion Secured Party may apply and/or change applications of any sums paid and/or to be paid by or for Debtor, under any circumstances, to any obligations of Debtor to Secured Party, presently existing or otherwise. The interest rates which may be provided for in any instrument evidencing one or more Obligations shall in no event, circumstance or contingency, exceed any maximum permitted by applicable law.

13. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Secured Party of any right, privilege, remedy, or power under the Security Agreement, shall operate as a waiver thereof or preclude Secured Party from exercising any other right, privilege, remedy or power under this Security Agreement whether or not Debtor is in default hereunder. No waiver of any provision of the Security Agreement shall be effective unless in writing, signed by a duly authorized officer of the party to be charged, and no amendment, supplement or other modification of the Security Agreement shall be effective unless in writing signed by each of the parties hereto. This instrument constitutes the entire agreement between the parties. This Security Agreement cannot be modified or terminated orally. Only a written instrument, signed by an officer of the Secured Party, shall be effective to modify or terminate any obligation of Debtor to Secured Party, this Security Agreement or any other agreement between the parties but only to the extent therein specifically set forth therein.

14. This Security Agreement may be assigned along with any and all Obligations, without notice to Debtor, and upon such assignment Debtor agrees not to assert against any assignee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Debtor may have against Secured Party, whether arising hereunder or otherwise, and such assignee shall be entitled to at least the same rights as Secured Party. All of the rights, remedies, options, privileges and elections given to the original Secured Party hereunder shall inure to the benefit of any assignee, transferee or holder of this Security Agreement, and their respective successors and assigns, and all the terms conditions, promises, covenants, provisions and warranties of this Security Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of the respective parties.

16. Some of the Collateral may be in the hands of Debtor under one or more security agreements, installment sale contracts, lease agreements, notes or other instruments which are or may be held by Secured Party and with respect to such Collateral, this Security is only of any equity that Debtor may now or in the future have in such Collateral and Secured Party by accepting this Security Agreement shall not in any manner be considered as having waived any security interest arising independently of this Security Agreement nor shall this Security Agreement be construed as adversely affecting any rights of Secured Party under any other security agreement nor as a waiver of any of the terms and provisions of any other security agreement, guaranty or endorsement, all of which shall remain and continue in full force and effect.

17. Intending that each and every provision of this Security Agreement be fully effective and enforceable according to its terms, the parties agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of the Debtor and Secured Party in any way related to or arising under this Security Agreement or under one or more Obligation shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its choice of law rules). If any one or more provisions hereof are in conflict with any statute or law and thus not valid or enforceable, then each such provision shall be deemed null and void but only to the extent of such conflict and without invalidating or affecting the remaining provisions hereof. This contract shall be binding upon the heirs, administrators, legal representatives and successors of the Debtor.

IN WITNESS WHEREOF, Debtor has caused these presents to be duly executed, the day and year first above written.

CO-DEBTOR:			DEBTOR:

(Co-Debtor)		(Seal)	(Debtor)		(Seal)

By:			By:
	Title			Title

(Witness to Co-Debtor’s Signature)			(Witness to Debtor’s Signature)

SCHEDULE “A”

This schedule is attached to and becomes part of that certain Conditional Sale Contract, Lease Agreement, Security Agreement or                      dated                 , 200   between the undersigned.

DESCRIPTION OF PROPERTY

Quantity	Year	Manufacturer	Model and Specifications	Serial Number

Each including all attachments, accessories, substitutions, replacements, replacement parts, software and software upgrades and all cash and non cash proceeds including any, rental proceeds, insurance proceeds, accounts and chattel paper arising out of or related to the sale, rental or other disposition thereof.

Seller, Lessor, Secured Party, :	Buyer, Lessee, Debtor, :

By:	By:

CERTIFIED COPY OF

RESOLUTIONS OF BOARD OF DIRECTORS

I,                                          hereby certify that I am the Secretary and official custodian of certain records including the charter, by-laws and the minutes of the meetings of the Board of Directors of,                     a corporation duly organized and existing under the laws of the State of                     , (the “Corporation”) and that the following is a true, accurate and compared transcript of resolutions contained in the minute book of the Corporation, duly adopted at a meeting of the Board of Directors of said Corporation duly held on                 , 20    , at which meeting there was present and acting throughout a quorum authorized to transact the business hereinafter described, and that the proceedings of said meeting were in accordance with the charter and by-laws of said Corporation and that said resolutions have not been amended or revoked and are in full force and effect:

“RESOLVED, that each of the officers of this Corporation named below, or his duly elected or appointed successor in office, be and hereby is authorized and empowered in the name and on behalf of this Corporation to, from time to time, borrow sums of money and lease equipment from Commercial Credit Group Inc. (“CCG”), purchase equipment via installment sale, and conduct any other transaction with CCG, as in the judgment of such officer(s) the Corporation may require and to execute on behalf of the Corporation and to deliver to CCG in the form required by CCG the instrument(s) or agreement(s) of this Corporation evidencing the amount(s) borrowed, leased or purchased or any renewals, modifications or extensions thereof, plus charges if any, such instrument(s) or agreement(s) to bear such rate of interest and be payable in such installments as such officer(s) may agree to by the officer’s signature thereon.

FURTHER RESOLVED, that each of the officers of this Corporation named below, or his duly elected or appointed successor in office, be and hereby is authorized and empowered in the name and on behalf of this Corporation to guaranty the payment and performance of all obligations of                      to CCG, whether now owing or hereafter arising and to do any acts required to implement the foregoing resolution and effectuate said guaranty or guaranties, including but not limited to the execution of any written documents or guaranties, including the mortgage, pledge or hypothecation from time to time to CCG, of any or all assets of this Corporation to secure such guaranty or guaranties, or modifications thereof, and to affix the seal of this corporation to any mortgage, pledge, hypothecation or other instrument if so required or requested by CCG.

FURTHER RESOLVED, that any of the aforesaid officers, or his duly elected or appointed successor in office, be and hereby authorized and empowered to do any acts, including but not limited to the mortgage, lease, pledge, or hypothecatate from time to time any or all assets of this Corporation to secure such loan or loans, leases, conditional sale contracts, renewals, modifications and extensions with CCG, and to execute in the name and on behalf of this Corporation, any instruments or agreements deemed necessary or proper by CCG in respect of the collateral securing any indebtedness of this Corporation, and to affix the seal of this Corporation to any mortgage, lease, conditional sale contract, pledge, or other such instrument if so required or requested by CCG, and this Board hereby ratifies, approves and confirms all such acts and things than any such officer has done or may do in connection with the matters outlined above.

FOLLOWING are the true names, correct titles and specimen signatures of the incumbent officers of this corporation referred to in the foregoing resolutions.

President
	(Name)	(Signature)

Vice President
	(Name)	(Signature)

Treasurer
	(Name)	(Signature)

Secretary
	(Name)	(Signature)

(Title)	(Name)	(Signature)

FURTHER RESOLVED, that CCG is authorized to rely upon the aforesaid resolutions until receipt by it of written notice of any change.”

I further certify that neither the charter nor the by-laws of said Corporation require any consent of the shareholders for the resolutions stated above.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation on this      day of             , 20    .

(Corporate Seal)
Secretary

PURCHASE OPTION ADDENDUM

This Purchase Option Addendum is attached to and becomes part of that certain Lease Agreement dated                     , between                                         , as Lessee, and COMMERCIAL CREDIT GROUP INC as Lessor (herein called “Lease”). Capitalized terms used herein and not otherwise defined herein, unless the context otherwise requires, shall have the same meanings set forth in the Lease.

Lessor hereby grants to Lessee the following option to purchase the Property (check appropriate line):

            Lessee may purchase all, but not less than all, of the Property at the end of the initial term of the Lease for a purchase price of $         plus all applicable taxes.

            Lessee may purchase all, but not less than all, of the Property at the end of the Initial Term of the Lease for a purchase price equal to Fair Market Value plus all applicable taxes. The term “Fair Market Value” as used herein shall be determined on the basis of, and shall be equal in amount to, the value which the Property would obtain in an arms length sale transaction between an informed and willing buyer-user (other than a buyer or lessee currently in possession or a used equipment dealer) and an informed and willing seller under no compulsion to sell and assuming that the Property is then in the condition required under the terms of the Lease and in such determination costs of removal from the location of current use shall not be deducted from such value. If on or before sixty (60) days prior to the expiration of the Initial Term of the Lease, Lessor and Lessee are unable to agree upon a determination of the Fair Market Value of such Property, such value shall be determined in accordance with the foregoing definition by a qualified independent equipment appraiser selected by Lessor. The appraiser shall be instructed to make such determination within a period of 45 days following appointment, but in no event later than 10 days prior to the expiration of the Initial Term of the Lease, and shall promptly communicate such determination in writing to Lessor and Lessee. The appraiser’s determination of such Fair Market Value shall be conclusively binding upon both Lessor and Lessee. The expenses and fees of the appraiser shall be borne by Lessee.

The option to purchase the Property is under the following terms and conditions: (a) Lessee gives Lessor written notice of Lessee’s intent to exercise this Purchase Option at least ninety (90), but not more than one hundred twenty (120), days prior to the expiration of the Initial Term of the Lease; (b) Lessee has not been and is currently not in default under the terms and conditions of the Lease; (c) any such purchase of the Property from Lessor shall be on an “AS-IS, WHERE-IS” basis without representation or warranty, expressed or implied, of any kind or description from the Lessor. Failure to give such notice or to pay the purchase price of the Property on or before the expiration of the Initial Term of the Lease or a default by Lessee under the terms and conditions of the Lease will render Lessee’s option to purchase the Property null and void.

Dated

COMMERCIAL CREDIT GROUP INC
(Lessor)	(Lessee)

By:	By:

Its:	Its:
(Title)		(Title)

NEGOTIABLE PROMISSORY NOTE

$
Total Amount of Note	Date

(“MAKER”)

For value received, the undersigned (hereinafter referred to as “Maker”), jointly and severally if more than one, irrevocably and unconditionally promises to pay to the order of Commercial Credit Group Inc., its successor or assigns (“Holder”) at such place as the Holder hereof may from time to time appoint, the sum of              Dollars ($        ) in consecutive monthly installments as follows:

                   Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

Said consecutive monthly installments shall commence on the      day of         ,         , and shall be due on the same date of each month thereafter until paid. Maker on demand shall pay a late charge of 5% of any installment that has not been fully paid prior to the seventh day after its due date (“Late Charge”) and, after maturity, whether by acceleration or otherwise, to the extent permitted by applicable law, interest on the entire unpaid balance at the rate of 1/15 of 1% per day (the “Acceleration Rate”) until this Note is paid in full plus all collection and other charges and if placed in the hands of an attorney for collection, attorneys’ fees, costs and expenses. In no event shall any late charge or the Acceleration Rate exceed any maximum permitted by law. If for any reason any interest rate, late charge, fee or other charge imposed or which may be imposed under this Note exceeds the maximum amount which may be imposed under applicable law, the amount of such interest rate, late charge, fee or other charge in excess of the maximum shall be void any such excess collected by Holder applied to the reduction of this Note or, to the extent permitted by applicable law, to other obligations of the Maker owing to Holder, as Holder may determine, and any remaining excess shall be refunded to Maker. If any payment is not made when due, or if there is a default by Maker under any present or future agreement with Holder or a default of any guarantor of Makers obligations under this Note, all remaining payments shall, at the option of the Holder, without notice, become immediately due and payable, and the unpaid balance shall bear interest at the Acceleration Rate until paid in full. All installments shall be applied first to interest and then to principal hereunder.

Maker, any endorsers and any other persons obligated hereon each: (a) agree that the Holder may grant to any one or more of them extensions of the time for payment of this Note and/or the maturity of any payment or payments, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof; (b) waive presentation for payment, demand for payment, notice of non-payment or dishonor, protest and notice of protest, and notice of the holder’s election to accelerate the unpaid balance of all remaining payments and hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note; (c) agree that the failure or delay to perfect or continue the perfection of any security interest in any property or collateral which secures the obligations of the Maker or any endorser or other person obligated hereon, or to protect the property or collateral covered by such security interest, if any, shall not release or discharge them or any of them; (d) agree this Note is made and shall be construed under the laws of the State of Delaware; and (e) agree all exemptions and homestead laws and all rights thereunder are hereby waived to the extent permitted by law. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect. No failure by Holder to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right or power hereunder preclude any other or further exercise thereof or the exercise of any other right or power. No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Holder, and then only to the extent therein specifically set forth.

Holder and its assignee may assign this Note, in whole or in part, without notice to Maker, and upon such assignment Maker agrees not to assert against any assignee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Maker may have against Holder, whether arising hereunder or otherwise. All of the rights, remedies, options, privileges and elections given to the original Holder hereunder shall inure to the benefit of, any assignee or holder of this Note, and their respective successors and assigns, and all the terms conditions, promises, covenants, provisions and warranties of this Note shall inure to the benefit of and shall bind the representatives, successors and assigns of the respective parties.

MAKER, AND ANY ENDORSER HEREOF AGREE TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT PRESIDING IN MECKLENBURG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS NOTE, WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE COLLATERAL OR ANY OTHER ASSETS OF ANY MAKER, ENDORSER OR GUARANTOR HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF THE HOLDER, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE COLLATERAL, AND/OR SUCH OTHER ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE ANY MAKER, OR ENDORSER OR THE COLLATERAL AND/OR ANY OTHER ASSETS OF ANY MAKER OR ENDORSER MAY BE LOCATED. MAKER AND ANY ENDORSER HEREOF EACH WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. MAKER AND ANY ENDORSER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY BETWEEN OR AMONG THEM AND/OR INVOLVING ANY PERSON OR ENTITY CLAIMING ANY RIGHTS ACQUIRED BY, THROUGH OR UNDER ANY PARTY AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

Maker may prepay this Note in full at any time. Upon prepayment, Maker will receive a rebate of the unearned portion of the finance charge calculated using an actuarial method or such other method as required by applicable law minus a prepayment premium equal to the lesser of: (a) .00167 of the amount prepaid for every month or fraction thereof remaining under the term of this Note and; (b) the maximum prepayment and/or acquisition charge allowed by applicable law. All accrued and unpaid Late Charges and other amounts chargeable to Maker under this Note will be payable immediately upon such prepayment.

Maker hereby authorizes Holder to disclose to third-parties certain financial information relating to Maker which Holder has obtained or will hereafter obtain including but not limited to payment histories, balances and due dates.

The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof shall apply to each of them.

(CO-MAKER)	(MAKER)

By:	By:

Its:	Its:
(Title)	(Title)

(Witness to Co-Maker’s Signature)	(Witness to Maker’s Signature)

MAKER’S NAME

Address

City, State, Zip

Date

Commercial Credit Group Inc.

212 South Tryon Street, Suite 1400

Charlotte, NC 28281

Re:	Promissory note in the amount of $ dated between as Maker and Commercial Credit Group Inc. as Holder.

Gentlemen:

Please accept this letter as our unconditional authorization and request for you to disburse the proceeds due us of the above referenced agreement as follows:

$	To

$	To

Payment as outlined above will in all respects be the equivalent of payment made directly to us and represents the entire amount due us.

Sincerely,

MAKER NAME

By:

Its:

LEASE AGREEMENT (“Lease”) - COMMERCIAL CREDIT GROUP INC. (“Lessor”)

“LESSEE”			“SUPPLIER”

(Name)			(Name)

(Address)			(Address)

(City)	(County)	(State & zip code)	(City)	(County)	(State & zip code)

(Tax I.D Number)			(Tax I.D. Number)

Description of Property leased (including make, year, model, specifications and serial number):

Location of Property if different from Lessee’s address above (street, city, county, state, zip):

Amount of Each Rent Installment	Total Number of Rent Installments	Total Rent	Initial Term of Lease (Number of Months)	First Rent Installment Plus Any Advance Rent	Due Date of Second Rent Installment	Monthly Renewal Rent

Plus All Taxes		Plus All Taxes		Plus All Taxes		Plus All Taxes

1. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the Property described above and in any schedule made part hereof (herein called “Property”) which Lessee warrants shall be used for commercial purposes only and not for any agricultural purpose. Lessee hereby agrees and promises to pay to Lessor at such place as the Lessor may from time to time appoint the Total Rent equal to the number of rent installments specified herein multiplied by the amount of each rent installment. The initial term of this Lease commences upon the acceptance hereof by Lessor and ends upon the expiration of the number of months specified above (for the initial Lease term) after the rent commencement date, which date shall be the date upon which the supplier ships the Property to Lessee. Any deposit or acceptance of such sum by Lessor shall not be deemed acceptance of this Lease. In no event shall the first rent installment or advance rent be refunded to Lessee. Any advance rent is paid to Lessor without charge or interest and may be applied by Lessor, in its sole discretion, against the unpaid installments of rent hereunder in the inverse order of their respective maturities, but Lessor shall not be obligated to do so. Rent installments for the initial term shall continue on the same date of each successive month until the Total Rent and any other sums payable hereunder are paid in full. Lessee will pay in advance to Lessor, if so requested, any personal property tax as estimated by Lessor, pro-rated on a monthly basis.

2. Lessee requests Lessor to purchase Property of the type and quantity specified above from the Supplier named above and agrees upon written acceptance hereof, signed at Lessor’s office by an authorized officer of Lessor, to lease said Property from Lessor on the terms and conditions of this Lease. Lessor agrees to order such Property from said Supplier, but shall not be liable for specific performance of this Lease or for damages if for any reason the supplier delays or fails to fill the order. Lessee shall accept such Property upon delivery, and hereby authorizes Lessor to add to this Lease the serial number of each item of Property so delivered. Any delay in such delivery shall not affect Lessee’s obligations hereunder. LESSEE REPRESENTS THAT LESSEE HAS SELECTED THE PROPERTY LEASED HEREUNDER PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE PROPERTY. LESSEE AGREES THAT THE PROPERTY IS LEASED “AS IS” AND IS OF A SIZE, DESIGN, CAPACITY AND USE SELECTED BY LESSEE AND LESSEE IS SATISFIED THAT THE PROPERTY IS SUITABLE FOR LESSEE’S PURPOSES AND THAT LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES ASSOCIATED WITH THE PROPERTY. LESSEE HEREBY EXPRESSLY WAIVES AS TO LESSOR, ALL WARRANTIES WITH RESPECT TO THE PROPERTY INCLUDING BUT NOT LIMITED TO ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, QUALITY, CAPACITY, OR WORKMANSHIP AND ALL EXPRESS OR IMPLIED WARRANTIES AGAINST PATENT OR COPYRIGHT INFRINGEMENTS OR LATENT DEFECTS, WHETEHR APPARENT OR HIDDEN. IN NO EVENT SHALL LESSOR BE LIABLE (INCLUDING WITHOU LIMITATION, ANY THEORY OF TORTS) FOR ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LEASE OR THE USE, PERFORMANCE OR MAINTENANCE OF THE PROPERTY. Nothing contained herein shall diminish the right of Lessee to exercise all rights and against any supplier or manufacturer of the Property for any representations, warranties or commitments made by such party, either in a written purchase agreement or purchase order associated with the Property or any written service agreement; provided however that the exercise of any rights against any supplier or manufacturer shall not alter, suspend, diminish or otherwise affect any of the obligations of Lessee hereunder. No defect or unfitness of the Property shall relieve Lessee of the obligation to pay rent or of any other obligation under this Lease.

3. As used herein, “Actual Cost” means the cost to Lessor of purchasing and delivering Property to Lessee, including taxes, transportation charges, and other charges and the amount of any transaction charge disclosed below and not paid in cash by Lessee at the time of acceptance by Lessor. The amount of each Rent Installment, the Advance Rent, and any Renewal Rent set forth above are based on the estimated cost to Lessor and shall each be adjusted proportionally if the Actual Cost differs from said estimated cost. Lessee hereby irrevocably authorizes Lessor to correct the figures set forth above when the Actual Cost is known, and each Rent Installment shall be increased by any sales or other tax that may be imposed on or measured by the Rent Installments. If Actual Cost differs from the estimated cost by more than ten percent, Lessor at its option may terminate this Lease by giving written notice to Lessee after receiving notice of Actual Cost. If prior to delivery there shall occur any event of default hereunder, Lessee shall be liable for Lessor’s damages occasioned thereby, which for purposes of this paragraph only, it is agreed shall be all amounts paid on account of the Property and other charges incurred in connection with the Lease plus interest thereon at the Acceleration Rate defined below.

4. Lessee on demand shall pay a late charges of 5% of any rent installment that has not been fully paid prior to the seventh day after its due date (“Late Charge”) and, after maturity, whether by acceleration or otherwise, to the extent permitted by applicable law, interest on the entire unpaid total rent at the rate of 1/15 of 1% per day (the “Acceleration Rate”) until this Lease is paid in full plus all collection and other charges and if placed in the hands of an attorney for collection, attorneys’ fees, costs and expenses. In no event shall any Late Charge or the Acceleration Rate exceed any maximum permitted by law. If for any reason any interest rate, late charge, fee or other charge (“Charge”) under this Lease or collected by Lessor exceeds the maximum amount which may be imposed under applicable law, the amount of such Charge in excess of the maximum shall be void any such excess collected by Lessor shall be applied to the reduction of this Lease or, to the extent permitted by applicable law, to other obligations of the Lessee owing to Lessor, as Lessor may determine, and any remaining excess shall be refunded to Lessee.

5. If, upon the expiration of the original or any renewal term hereof, Lessee is not then and has not been in default in any of Lessee’s obligations to Lessor and this Lease specifies a Renewal Rent amount, Lessee may renew this Lease for one year at the Renewal Rent so specified by giving Lessor written notice of renewal at least sixty days prior to the expiration of the initial or any renewal term and payment along with such notice of the renewal Rent amount. All of the terms and conditions of this Lease shall apply and be in full force and effect during any and all renewal terms.

6. To secure the prompt payment, performance and fulfillment of this Lease and all present and future indebtedness and obligations of Lessee to Lessor, whether joint or several, direct or indirect, absolute or contingent, matured or unmatured, Lessee hereby grants to Lessor a security interest in the Property, and any and all accounts, accounts receivable, chattel paper, contract rights, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, and other property, wherever located, in which Lessee now or hereafter has any right or interest and in all attachments, accessories, substitutions, replacements, replacement parts, software and software upgrades and all cash and non-cash proceeds (including any rent, insurance proceeds, accounts and chattel paper arising out of or related to the sale, rental or other disposition thereof) of and to all of the foregoing (collectively called “Collateral”). Lessee authorizes Lessor to file one or more financing statements or a reproduction hereof as a financing statement in any jurisdiction and Lessee hereby irrevocably appoints Lessor as the true and lawful attorney-in-fact of Lessee, coupled with an interest, with full power in Lessee’s name, place and stead to execute financing statements on Lessee’s behalf and to do any and all other acts on Lessee’s behalf necessary or helpful to perfect Lessor’s security interest in the Collateral pursuant to the Uniform Commercial Code (“UCC”) or other applicable law.

7. Lessee hereby assumes and shall bear the entire risk of loss of and damage to Property from any and every cause whatsoever. Lessee, at its sole cost and expense, shall maintain “all risks” property insurance, in an amount at least equal to the full replacement value of the Property, and comprehensive general liability insurance (as primary insurance for Lessee and Lessor) each with respect to the Property in such amounts and with such carriers as Lessor shall require and each naming Lessor as additional insured. Each policy shall be delivered to Lessor and shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission or neglect of Lessee, and that the insurer shall give thirty (30) days written notice to Lessor of the alteration or cancellation of the policy. No loss of or damage to Property or any part thereof shall impair any obligation of Lessee hereunder, which shall continue in full force and effect. In the event of damage of any kind whatsoever to any item of Property (unless the same be damaged beyond repair), Lessee, at the option of Lessor, shall at Lessee’s expense place the same in good repair condition and working order, or replace the same with like Property of the same make and the same or a later model, in good repair, condition and working order. The proceeds of any insurance payable as a result of loss of or damages to Property shall be applied, at the option of Lessor, toward the replacement, restoration or repair of Property. Lessor may apply the proceeds of any of said insurance to replace or repair Property and/or to satisfy, in whole or in part, Lessee’s obligations to Lessor. Lessee hereby irrevocably appoints Lessor as Lessee’s attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any of said insurance. Notwithstanding the above, Lessor has the right, but not the obligation, to obtain insurance on the Property protecting Lessor at Lessee’s expense and to maintain such insurance at Lessee’s expense unless written evidence of such insurance satisfactory to Lessor is provided to Lessor when and as requested by Lessor, Lessee’s expense shall include the full premium paid by Lessor for such insurance and any customary charges or fees of Lessor and of any designee associated with such insurance. Lessee shall pay such amounts on demand plus interest on such amount at the Acceleration Rate until paid in full. If Property, or any portion thereof, is determined by Lessor to be lost, stolen, destroyed or damaged beyond repair, Lessee shall immediately pay Lessor therefor in cash an amount equal to the sum of: (a) all unpaid rent installments and other amounts chargeable to Lessee under this Lease as of the date of prepayment; and (b) the present value, as of the date of prepayment, of all future rent installments due hereunder discounted from their respective due dates to present value using the Federal Discount Rate in effect as of the date of this Lease or as of the date of prepayment, whichever is lower; and (c) the purchase option price, or if no purchase option is offered, the Fair Market Value of the Property prior to such theft or damage, but in no event shall the Fair Market Value be less than the amount carried on Lessor’s books and records; and (d) all applicable taxes (collectively called “Termination Value”). For purposes of calculating the Termination Value, “Fair Market Value” shall be determined on the basis of, and shall be equal in amount to, the value which the Property would obtain in an arms length sale transaction between an informed and willing buyer-user (other than a buyer currently in possession) and an informed and willing seller under no compulsion to sell and assuming that the Property is then in the condition required under the terms of this Lease. If Lessor and Lessee are unable to agree upon a determination of the Fair Market Value of such Property, such value shall be determined in accordance with the foregoing definition by a qualified independent appraiser selected by Lessor. Upon payment as aforesaid, this Lease shall terminate with respect to the items of Property involved. Lessee may prepay this Lease at any time by giving Lessor a minimum of 14 days prior written notice and paying an amount, in good funds, equal to the Termination Value.

8. Lessee shall be in default upon the occurrence of any of the following: (a) Lessee defaults in the prompt payment, performance or fulfillment of this Lease or any other agreement with Lessor; (b) Lessee shall fail to punctually and faithfully fulfill or perform any of the terms, conditions, promises, covenants, provisions and warranties contained in this Lease or in any present or future agreement or instrument made by Lessee and held by Lessor; (c) Lessee or any guarantor of any obligations of Lessee under the Lease (“Guarantor”) ceases to do business, becomes insolvent, declares bankruptcy, or makes an assignment for the benefit of creditors; (d) Any of the warranties, covenants or representations made by Lessee or any Guarantor to Lessor be or become untrue or incorrect in any adverse respect; (e) A change in the management, operations, ownership or control of Lessee; (f) Lessor at any time deems the Property in danger of misuse, concealment or misappropriation or the security afforded by this Lease unsafe, inadequate or at any risk.

9. Upon any default by Lessee, Lessee shall immediately deliver possession of Property to Lessor and Lessor, without demand or notice, may exercise any of the following remedies: (a) Declare the balance of this Lease (as calculated by using the Termination Value in section 8) (“Balance”) immediately due and payable; (b) Recover the Balance; (c) Take possession of all or part the Collateral, at any time, wherever it may be, and to enter any premises, with or without process of law, and search for, take possession of, remove, or keep and store the Collateral on said premises until sold, without liability for trespass nor charge for storage; (d) Retain the Property and all prior payments of rent; (e) Sell the Collateral or any part thereof at public or private sale, for cash or on credit, and on such terms as Lessor may in its sole discretion elect, in such county and at such places as Lessor may elect and without having the Collateral at the place of sale. In the event Lessor sells all or part of the Collateral at public or private sale, then (i) Lessor shall not be required to refurbish, repair or otherwise incur any expenses in preparing Collateral for sale but may sell its interest therein on an “as-is,” “where-is” basis; (ii) Lessor may bid or become the purchaser at any such sale; (iii) Any public sale will be deemed commercially reasonable if notice thereof shall be mailed to Lessee at least 10 days before such sale and advertised in at least one newspaper of general circulation in the area of the sale at least twice prior to the date of sale and if upon terms of 25% cash down with the balance payable within 24 hours; (iv) The proceeds of any public sale shall be applied first to pay all costs, expenses and charges for searching, taking, removing, keeping, advertising and selling the Collateral, including attorneys’ fees, costs and expenses and second to the payment, partly or entirely, of the Balance hereunder, then to any other indebtedness of Lessee to Lessor as Lessor may in its sole discretion elect, returning the excess, if any, to Lessee or such other party in interest as required by law, Lessee shall remain liable to Lessor for any deficiency plus late charges thereon as provided above; (v) Any private sale shall be deemed commercially reasonable if notice thereof shall be mailed to Lessee at least 10 days before the sale date stated therein and credit given for the full price stated, less attorneys’ fees, costs and expenses; (e) Pursue any other remedy permitted by law or equity. It is agreed that any amounts to be retained by Lessor and the Balance to be paid by Lessee under this paragraph shall not be as a penalty but as liquidated damages for the breach hereof. The remedies provided for herein may be exercised, to the extent permitted by law, successively or concurrently and the exercise of one shall not bar any other. Notwithstanding any termination of this Lease by expiration or otherwise, Lessee shall remain liable for the due performance and payment of all obligations incurred or arising hereunder, whenever accruing, and Lessor shall be entitled to enforce all rights and remedies it has hereunder.

10. LESSEE AGREES TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT PRESIDING IN MECKLENBERG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS LEASE, WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE COLLATERAL OR ANY OTHER ASSETS OF THE LESSEE OR ANY GUARANTOR HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF THE LESSOR, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE COLLATERAL, AND/OR SUCH OTHER ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE THE LESSEE OR ANY GUARANTOR, OR THE COLLATERAL AND/OR ANY OTHER ASSETS OF THE LESSEE OR ANY GUARANTOR MAY BE LOCATED. LESSEE WAIVES ANY RIGHT TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY BETWEEN OR AMONG THEM AND/OR INVOLVING ANY PERSON OR ENTITY CLAIMING ANY RIGHTS ACQUIRED BY, THROUGH OR UNDER ANY PARTY AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

11. Lessor may at any time, with or without exercising any of the rights or remedies aforesaid and without prior notice or demand to Lessee, appropriate and apply toward the payment of Lessee’s obligations to Lessor hereunder any and all balances, sums, property, credits, deposits, accounts, reserves, collections, drafts, notes or checks coming into Lessor’s possession and belonging or owing to Lessee, and for such purposes, endorse the name of Lessee on any such instrument made payable to Lessee for deposit, negotiation, discount or collection. Such applications may be made, or any monies paid to Lessor may be applied, without notice to Lessee, partly or entirely to Lessee’s obligations to Lessor as Lessor in its sole discretion may elect. In its sole discretion Lessor may apply and/or change applications of any sums paid and/or to be paid by or for Lessee, under any circumstances, to any obligations of Lessee to Lessor, presently existing or otherwise.

12. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Lessor of any right, privilege, remedy, or power under the Lease, shall operate as a waiver thereof or preclude Lessor from exercising any other right, privilege, remedy or power under this Lease whether or not Lessee is in default hereunder. No waiver of any provision of the Lease shall be effective unless in writing, signed by a duly authorized officer of the party to be charged, and no amendment, supplement or other modification of the Lease shall be effective unless in writing signed by each of the parties to the Lease. This instrument constitutes the entire agreement between Lessor and Lessee. This Lease cannot be modified or terminated orally. Except as provided in section 3 hereof, only a written instrument, signed by an officer of Lessor, shall be effective to modify or terminate any obligation of Lessee to Lessor, this Lease or any other agreement between Lessee and Lessor but only to the extent therein specifically set forth therein. No agent or employee of the supplier is authorized to bind Lessor to this Lease, to waive or alter any term or conditions contained herein or add any provision hereto.

13. Lessor and its assignee may assign this Lease and/or encumber or mortgage the Property, in whole or in part, without notice to Lessee, and upon such assignment Lessee agrees not to assert against any assignee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Lessee may have against Lessor, whether arising hereunder or otherwise, and such assignee shall be entitled to at least the same rights but none of the obligations of Lessor. All of the rights, remedies, options, privileges and elections given to the original Lessor hereunder shall enure to the benefit of, any assignee or holder of this Lease, and their respective successors and assigns, and all the terms conditions, promises, covenants, provisions and warranties of this Lease shall enure to the benefit of and shall bind the representatives, successors and assigns of the respective parties.

14. Lessee represents and warrants the Property is and shall remain the property of Lessor and Lessee, at its own cost and expense, shall protect and defend the title of Lessor. Lessee shall at all times keep Property free and clear from all liens, attachments, levies, encumbrances and charges or other judicial process (other than Lessor’s), shall give Lessor immediate written notice thereof and shall indemnify and save Lessor harmless from any loss or damage caused thereby. Lessee shall have no right, title or interest in or to Property by virtue of this Lease or any other agreement or any payment made by Lessee or otherwise; Lessee’s interest in the Property being that of a lessee only. The Property shall remain personal property even though installed in or attached to real property. No invoice issued prior to complete performance of this Lease shall operate to pass title to Lessee. All property, goods, accessories, additions, improvements parts and replacements for or which are added to or become attached to Property and any proceeds thereof shall immediately become the property of Lessor and shall be deemed incorporated in Property and subject to the terms of this Lease as if originally leased hereunder. Without Lessor’s prior written consent, Lessee shall not (a) assign, transfer, pledge, hypothecate or otherwise dispose of this Lease or any interest therein, or (b) sublet or lend Property or any part thereof, or permit it to be used by anyone other than Lessee or Lessee’s employees.

15. For the Lease Term, for so long as no Default has occurred and is continuing, Lessor assigns to Lessee (to the extent permitted by law) any right Lessor may have against Supplier and to enforce, at Lessee’s expense (if any) any product warranties with respect to the Property, provided however, that Lessee shall indemnify and defend Lessor (and its assigns) from any and all claims, expenses, damages, losses and liabilities incurred or suffered in connection with any such enforcement. Lessee acknowledges that (a) Lessee has reviewed any written purchase agreement or purchase order and approved same or (b) Lessor has informed or advised Lessee either previously or through the Lease, of the following (i) the identity of the Supplier, (ii) that Lessee may have rights against the Supplier and (iii) that you may contact the Supplier for a description of any such rights. Lessee agrees that (i) the Lease is a finance lease as defined in Article 2A of the applicable UCC, Lessor shall be entitled to all benefits applicable to a transaction that qualifies as a finance lease under the aforementioned Article 2A and (iii) to the extent permitted by law, Lessee waives any and all rights and remedies conferred upon it under the aforementioned Article 2A. Lessee warrants and represents that no item of Equipment has been delivered to Lessee prior to the date of Lessor’s acceptance hereof, which shall be deemed the date of this Lease. Lessee will deliver to Lessor a delivery/acceptance receipt (Lessor’s form) for each and every item immediately upon Lessor’s request. At Lessor’s request, Lessee will furnish current financial statements satisfactory to Lessor in form, preparation and content.

16. Lessee shall use Property in a careful manner and shall comply with all laws relating to its possession, use and maintenance. Lessee agrees that any maintenance service to be performed is the sole obligation of Lessee who may arrange for same with the supplier of Property. The Property shall be delivered and thereafter kept at the location specified above or, if none is specified, at Lessee’s address as set forth above, and in no event shall the Property or the Collateral be removed therefrom or from the 48 contiguous States of the United States without Lessor’s prior written consent. Lessor may, for the purpose of inspection, at all reasonable times, enter upon any premises where Property is located and may remove Property forth with, without notice to Lessee, if Property is, in the opinion of Lessor, being used beyond its capacity or in any manner improperly cared for or abused. If Lessor supplies Lessee with labels stating that Property is owned by Lessor, Lessee shall affix and keep same in a prominent place on each item of Property. Lessee, at its expense, shall keep Property in good repair and furnish all parts, mechanisms and devices required therefore. Lessee shall not make any alterations, additions or improvements to Property without Lessor’s prior written consent

17. Upon the expiration or earlier termination of this Lease, Lessee at its sole expense, shall return Property in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it to such place as Lessor may specify. If Lessor, for any reason, does not receive the Property immediately upon the expiration of the term hereof and there is no renewal under section 6 hereof, Lessee shall pay to Lessor as use and occupancy of the Property or any portion thereof for each month or portion thereof, between the date of expiration and the date of return of Property, an amount equal to 150% of the monthly rent specified for the initial lease term and the provisions hereof shall remain in effect and bind Lessee until such return of Property.

18. Lessee shall hold harmless and indemnify Lessor against any and all claims, actions, proceedings, expenses, attorneys’ fees, costs and expenses, damages and liabilities, arising in connection with the Property, its manufacture, selection, purchase, delivery, possession, ownership, leasing, renting, control, maintenance, use, operation and/or return and the recovery of claims under insurance policies thereon. Lessee shall pay promptly when due all charges and taxes (local, state and federal) which may now or hereinafter be imposed upon the ownership, leasing, renting, sale, purchase, possession or use of Property, and shall save Lessor harmless against any actual or asserted violations and pay all costs, expenses, penalties, interest and charges of every kind in connection therewith or arising therefrom. All obligations of Lessee to indemnify Lessor shall survive the termination of this Lease.

19. All notices relating hereto shall be in writing and delivered in person to an officer of the party to which such notice is being given or mailed by certified mail to such party at is address specified above or at such other address as may hereafter be specified by like notice by either party to the other. All notices will be deemed effective five days after mailing by certified mail to the address shown herein for any party. If more than one Lessee is named in this Lease, the liability of each hereunder shall be joint and several.

20. Intending that each and every provision of this Lease be fully effective and enforceable according to its terms, the parties agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of the Lessee and Lessor in any way related to or arising under this Lease or under one or more of Lessee’s obligations to Lessor shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its choice of law rules). If any one or more provisions hereof are in conflict with any statute or law and thus not valid or enforceable, then each such provision shall be deemed null and void but only to the extent of such conflict and without invalidating or affecting the remaining provisions hereof. This Lease shall be binding upon the heirs, administrators, legal representatives and successors of the Lessee.

21. Lessee hereby authorizes Lessor to disclose to third-parties certain financial information relating to Lessee which Lessor has obtained or will hereafter obtain including but not limited to payment histories, balances and due dates.

DATE
Accepted By: COMMERCIAL CREDIT GROUP INC.		LESSEE(S):

At Its	Office

By:		By:
	(Title)		(Title)

Date:
(Witness to Lessee’s Signature)

LEASE AGREEMENT (“Lease”) - COMMERCIAL CREDIT GROUP INC. (“Lessor”)

“LESSEE”			“SUPPLIER”

(Name)			(Name)

(Address)			(Address)

(City)	(County)	(State & zip code)	(City)	(County)	(State & zip code)

(Tax I.D Number)			(Tax I.D. Number)

Description of Property leased (including make, year, model, specifications and serial number):

Location of Property if different from Lessee’s address above (street, city, county, state, zip):

Amount of Each Rent Installment		Total Number of Rent Installments	Total Rent		Initial Term of Lease (Number of Months)	First Rent Installment Plus Any Advance Rent		Due Date of Second Rent Installment	Monthly Renewal Rent
$			$			$			$
	Plus All Taxes			Plus All Taxes			Plus All Taxes			Plus All Taxes

1. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the Property described above and in any schedule made part hereof (herein called “Property”) which Lessee warrants shall be used for commercial purposes only and not for any agricultural purpose. Lessee hereby agrees and promises to pay to Lessor at such place as the Lessor may from time to time appoint the Total Rent equal to the number of rent installments specified herein multiplied by the amount of each rent installment. The initial term of this Lease commences upon the acceptance hereof by Lessor and ends upon the expiration of the number of months specified above (for the initial Lease term) after the rent commencement date, which date shall be the date upon which the supplier ships the Property to Lessee. Any deposit or acceptance of such sum by Lessor shall not be deemed acceptance of this Lease. In no event shall the first rent installment or advance rent be refunded to Lessee. Any advance rent is paid to Lessor without charge or interest and may be applied by Lessor, in its sole discretion, against the unpaid installments of rent hereunder in the inverse order of their respective maturities, but Lessor shall not be obligated to do so. Rent installments for the initial term shall continue on the same date of each successive month until the Total Rent and any other sums payable hereunder are paid in full. Lessee will pay in advance to Lessor, if so requested, any personal property tax as estimated by Lessor, pro-rated on a monthly basis.

2. Lessee requests Lessor to purchase Property of the type and quantity specified above from the Supplier named above and agrees upon written acceptance hereof, signed at Lessor’s office by an authorized officer of Lessor, to lease said Property from Lessor on the terms and conditions of this Lease. Lessor agrees to order such Property from said Supplier, but shall not be liable for specific performance of this Lease or for damages if for any reason the supplier delays or fails to fill the order. Lessee shall accept such Property upon delivery, and hereby authorizes Lessor to add to this Lease the serial number of each item of Property so delivered. Any delay in such delivery shall not affect Lessee’s obligations hereunder. LESSEE REPRESENTS THAT LESSEE HAS SELECTED THE PROPERTY LEASED HEREUNDER PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE PROPERTY. LESSEE AGREES THAT THE PROPERTY IS LEASED “AS IS” AND IS OF A SIZE, DESIGN, CAPACITY AND USE SELECTED BY LESSEE AND LESSEE IS SATISFIED THAT THE PROPERTY IS SUITABLE FOR LESSEE’S PURPOSES AND THAT LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES ASSOCIATED WITH THE PROPERTY. LESSEE HEREBY EXPRESSLY WAIVES AS TO LESSOR, ALL WARRANTIES WITH RESPECT TO THE PROPERTY INCLUDING BUT NOT LIMITED TO ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, QUALITY, CAPACITY, OR WORKMANSHIP AND ALL EXPRESS OR IMPLIED WARRANTIES AGAINST PATENT OR COPYRIGHT INFRINGEMENTS OR LATENT DEFECTS, WHETEHR APPARENT OR HIDDEN. IN NO EVENT SHALL LESSOR BE LIABLE (INCLUDING WITHOU LIMITATION, ANY THEORY OF TORTS) FOR ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LEASE OR THE USE, PERFORMANCE OR MAINTENANCE OF THE PROPERTY. Nothing contained herein shall diminish the right of Lessee to exercise all rights and against any supplier or manufacturer of the Property for any representations, warranties or commitments made by such party, either in a written purchase agreement or purchase order associated with the Property or any written service agreement; provided however that the exercise of any rights against any supplier or manufacturer shall not alter, suspend, diminish or otherwise affect any of the obligations of Lessee hereunder. No defect or unfitness of the Property shall relieve Lessee of the obligation to pay rent or of any other obligation under this Lease.

3. As used herein, “Actual Cost” means the cost to Lessor of purchasing and delivering Property to Lessee, including taxes, transportation charges, and other charges and the amount of any transaction charge disclosed below and not paid in cash by Lessee at the time of acceptance by Lessor. The amount of each Rent Installment, the Advance Rent, and any Renewal Rent set forth above are based on the estimated cost to Lessor and shall each be adjusted proportionally if the Actual Cost differs from said estimated cost. Lessee hereby irrevocably authorizes Lessor to correct the figures set forth above when the Actual Cost is known, and each Rent Installment shall be increased by any sales or other tax that may be imposed on or measured by the Rent Installments. If Actual Cost differs from the estimated cost by more than ten percent, Lessor at its option may terminate this Lease by giving written notice to Lessee after receiving notice of Actual Cost. If prior to delivery there shall occur any event of default hereunder, Lessee shall be liable for Lessor’s damages occasioned thereby, which for purposes of this paragraph only, it is agreed shall be all amounts paid on account of the Property and other charges incurred in connection with the Lease plus interest thereon at the Acceleration Rate defined below.

4. Lessee on demand shall pay a late charges of 5% of any rent installment that has not been fully paid prior to the seventh day after its due date (“Late Charge”) and, after maturity, whether by acceleration or otherwise, to the extent permitted by applicable law, interest on the entire unpaid total rent at the rate of 1/15 of 1% per day (the “Acceleration Rate”) until this Lease is paid in full plus all collection and other charges and if placed in the hands of an attorney for collection, attorneys’ fees, costs and expenses. In no event shall any Late Charge or the Acceleration Rate exceed any maximum permitted by law. If for any reason any interest rate, late charge, fee or other charge (“Charge”) under this Lease or collected by Lessor exceeds the maximum amount which may be imposed under applicable law, the amount of such Charge in excess of the maximum shall be void any such excess collected by Lessor shall be applied to the reduction of this Lease or, to the extent permitted by applicable law, to other obligations of the Lessee owing to Lessor, as Lessor may determine, and any remaining excess shall be refunded to Lessee.

5. If, upon the expiration of the original or any renewal term hereof, Lessee is not then and has not been in default in any of Lessee’s obligations to Lessor and this Lease specifies a Renewal Rent amount, Lessee may renew this Lease for one year at the Renewal Rent so specified by giving Lessor written notice of renewal at least sixty days prior to the expiration of the initial or any renewal term and payment along with such notice of the renewal Rent amount. All of the terms and conditions of this Lease shall apply and be in full force and effect during any and all renewal terms.

6. To secure the prompt payment, performance and fulfillment of this Lease and all present and future indebtedness and obligations of Lessee to Lessor, whether joint or several, direct or indirect, absolute or contingent, matured or unmatured, Lessee hereby grants to Lessor a security interest in the Property and in all attachments, accessories, substitutions, replacements, replacement parts, software and software upgrades and all cash and non-cash proceeds (including any rent, insurance proceeds, accounts and chattel paper arising out of or related to the sale, rental or other disposition thereof) of and to all of the foregoing (collectively called “Collateral”). Lessee authorizes Lessor to file one or more financing statements or a reproduction hereof as a financing statement in any jurisdiction and Lessee hereby irrevocably appoints Lessor as the true and lawful attorney-in-fact of Lessee, coupled with an interest, with full power in Lessee’s name, place and stead to execute financing statements on Lessee’s behalf and to do any and all other acts on Lessee’s behalf necessary or helpful to perfect Lessor’s security interest in the Collateral pursuant to the Uniform Commercial Code (“UCC”) or other applicable law.

7. Lessee hereby assumes and shall bear the entire risk of loss of and damage to Property from any and every cause whatsoever. Lessee, at its sole cost and expense, shall maintain “all risks” property insurance, in an amount at least equal to the full replacement value of the Property, and comprehensive general liability insurance (as primary insurance for Lessee and Lessor) each with respect to the Property in such amounts and with such carriers as Lessor shall require and each naming Lessor as additional insured. Each policy shall be delivered to Lessor and shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission or neglect of Lessee, and that the insurer shall give thirty (30) days written notice to Lessor of the alteration or cancellation of the policy. No loss of or damage to Property or any part thereof shall impair any obligation of Lessee hereunder, which shall continue in full force and effect. In the event of damage of any kind whatsoever to any item of Property (unless the same be damaged beyond repair), Lessee, at the option of Lessor, shall at Lessee’s expense place the same in good repair condition and working order, or replace the same with like Property of the same make and the same or a later model, in good repair, condition and working order. The proceeds of any insurance payable as a result of loss of or damages to Property shall be applied, at the option of Lessor, toward the replacement, restoration or repair of Property. Lessor may apply the proceeds of any of said insurance to replace or repair Property and/or to satisfy, in whole or in part, Lessee’s obligations to Lessor. Lessee hereby irrevocably appoints Lessor as Lessee’s attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any of said insurance. Notwithstanding the above, Lessor has the right, but not the obligation, to obtain insurance on the Property protecting Lessor at Lessee’s expense and to maintain such insurance at Lessee’s expense unless written evidence of such insurance satisfactory to Lessor is provided to Lessor when and as requested by Lessor, Lessee’s expense shall include the full premium paid by Lessor for such insurance and any customary charges or fees of Lessor and of any designee associated with such insurance. Lessee shall pay such amounts on demand plus interest on such amount at the Acceleration Rate until paid in full. If Property, or any portion thereof, is determined by Lessor to be lost, stolen, destroyed or damaged beyond repair, Lessee shall immediately pay Lessor therefor in cash an amount equal to the sum of: (a) all unpaid rent installments and other amounts chargeable to Lessee under this Lease as of the date of prepayment; and (b) the present value, as of the date of prepayment, of all future rent installments due hereunder discounted from their respective due dates to present value using the Federal Discount Rate in effect as of the date of this Lease or as of the date of prepayment, whichever is lower; and (c) the purchase option price, or if no purchase option is offered, the Fair Market Value of the Property prior to such theft or damage, but in no event shall the Fair Market Value be less than the amount carried on Lessor’s books and records; and (d) all applicable taxes (collectively called “Termination Value”). For purposes of calculating the Termination Value, “Fair Market Value” shall be determined on the basis of, and shall be equal in amount to, the value which the Property would obtain in an arms length sale transaction between an informed and willing buyer-user (other than a buyer currently in possession) and an informed and willing seller under no compulsion to sell and assuming that the Property is then in the condition required under the terms of this Lease. If Lessor and Lessee are unable to agree upon a determination of the Fair Market Value of such Property, such value shall be determined in accordance with the foregoing definition by a qualified independent appraiser selected by Lessor. Upon payment as aforesaid, this Lease shall terminate with respect to the items of Property involved. Lessee may prepay this Lease at any time by giving Lessor a minimum of 14 days prior written notice and paying an amount, in good funds, equal to the Termination Value.

8. Lessee shall be in default upon the occurrence of any of the following: (a) Lessee defaults in the prompt payment, performance or fulfillment of this Lease or any other agreement with Lessor; (b) Lessee shall fail to punctually and faithfully fulfill or perform any of the terms, conditions, promises, covenants, provisions and warranties contained in this Lease or in any present or future agreement or instrument made by Lessee and held by Lessor; (c) Lessee or any guarantor of any obligations of Lessee under the Lease (“Guarantor”) ceases to do business, becomes insolvent, declares bankruptcy, or makes an assignment for the benefit of creditors; (d) Any of the warranties, covenants or representations made by Lessee or any Guarantor to Lessor be or become untrue or incorrect in any adverse respect; (e) A change in the management, operations, ownership or control of Lessee; (f) Lessor at any time deems the Property in danger of misuse, concealment or misappropriation or the security afforded by this Lease unsafe, inadequate or at any risk.

9. Upon any default by Lessee, Lessee shall immediately deliver possession of Property to Lessor and Lessor, without demand or notice, may exercise any of the following remedies: (a) Declare the balance of this Lease (as calculated by using the Termination Value in section 8) (“Balance”) immediately due and payable; (b) Recover the Balance; (c) Take possession of all or part the Collateral, at any time, wherever it may be, and to enter any premises, with or without process of law, and search for, take possession of, remove, or keep and store the Collateral on said premises until sold, without liability for trespass nor charge for storage; (d) Retain the Property and all prior payments of rent; (e) Sell the Collateral or any part thereof at public or private sale, for cash or on credit, and on such terms as Lessor may in its sole discretion elect, in such county and at such places as Lessor may elect and without having the Collateral at the place of sale. In the event Lessor sells all or part of the Collateral at public or private sale, then (i) Lessor shall not be required to refurbish, repair or otherwise incur any expenses in preparing Collateral for sale but may sell its interest therein on an “as-is,” “where-is” basis; (ii) Lessor may bid or become the purchaser at any such sale; (iii) Any public sale will be deemed commercially reasonable if notice thereof shall be mailed to Lessee at least 10 days before such sale and advertised in at least one newspaper of general circulation in the area of the sale at least twice prior to the date of sale and if upon terms of 25% cash down with the balance payable within 24 hours; (iv) The proceeds of any public sale shall be applied first to pay all costs, expenses and charges for searching, taking, removing, keeping, advertising and selling the Collateral, including attorneys’ fees, costs and expenses and second to the payment, partly or entirely, of the Balance hereunder, then to any other indebtedness of Lessee to Lessor as Lessor may in its sole discretion elect, returning the excess, if any, to Lessee or such other party in interest as required by law, Lessee shall remain liable to Lessor for any deficiency plus late charges thereon as provided above; (v) Any private sale shall be deemed commercially reasonable if notice thereof shall be mailed to Lessee at least 10 days before the sale date stated therein and credit given for the full price stated, less attorneys’ fees, costs and expenses; (e) Pursue any other remedy permitted by law or equity. It is agreed that any amounts to be retained by Lessor and the Balance to be paid by Lessee under this paragraph shall not be as a penalty but as liquidated damages for the breach hereof. The remedies provided for herein may be exercised, to the extent permitted by law, successively or concurrently and the exercise of one shall not bar any other. Notwithstanding any termination of this Lease by expiration or otherwise, Lessee shall remain liable for the due performance and payment of all obligations incurred or arising hereunder, whenever accruing, and Lessor shall be entitled to enforce all rights and remedies it has hereunder.

10. LESSEE AGREES TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT PRESIDING IN MECKLENBERG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS LEASE, WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE COLLATERAL OR ANY OTHER ASSETS OF THE LESSEE OR ANY GUARANTOR HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF THE LESSOR, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE COLLATERAL, AND/OR SUCH OTHER ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE THE LESSEE OR ANY GUARANTOR, OR THE COLLATERAL AND/OR ANY OTHER ASSETS OF THE LESSEE OR ANY GUARANTOR MAY BE LOCATED. LESSEE WAIVES ANY RIGHT TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY BETWEEN OR AMONG THEM AND/OR INVOLVING ANY PERSON OR ENTITY CLAIMING ANY RIGHTS ACQUIRED BY, THROUGH OR UNDER ANY PARTY AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

11. Lessor may at any time, with or without exercising any of the rights or remedies aforesaid and without prior notice or demand to Lessee, appropriate and apply toward the payment of Lessee’s obligations to Lessor hereunder any and all balances, sums, property, credits, deposits, accounts, reserves, collections, drafts, notes or checks coming into Lessor’s possession and belonging or owing to Lessee, and for such purposes, endorse the name of Lessee on any such instrument made payable to Lessee for deposit, negotiation, discount or collection. Such applications may be made, or any monies paid to Lessor may be applied, without notice to Lessee, partly or entirely to Lessee’s obligations to Lessor as Lessor in its sole discretion may elect. In its sole discretion Lessor may apply and/or change applications of any sums paid and/or to be paid by or for Lessee, under any circumstances, to any obligations of Lessee to Lessor, presently existing or otherwise.

12. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Lessor of any right, privilege, remedy, or power under the Lease, shall operate as a waiver thereof or preclude Lessor from exercising any other right, privilege, remedy or power under this Lease whether or not Lessee is in default hereunder. No waiver of any provision of the Lease shall be effective unless in writing, signed by a duly authorized officer of the party to be charged, and no amendment, supplement or other modification of the Lease shall be effective unless in writing signed by each of the parties to the Lease. This instrument constitutes the entire agreement between Lessor and Lessee. This Lease cannot be modified or terminated orally. Except as provided in section 3 hereof, only a written instrument, signed by an officer of Lessor, shall be effective to modify or terminate any obligation of Lessee to Lessor, this Lease or any other agreement between Lessee and Lessor but only to the extent therein specifically set forth therein. No agent or employee of the supplier is authorized to bind Lessor to this Lease, to waive or alter any term or conditions contained herein or add any provision hereto.

13. Lessor and its assignee may assign this Lease and/or encumber or mortgage the Property, in whole or in part, without notice to Lessee, and upon such assignment Lessee agrees not to assert against any assignee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Lessee may have against Lessor, whether arising hereunder or otherwise, and such assignee shall be entitled to at least the same rights but none of the obligations of Lessor. All of the rights, remedies, options, privileges and elections given to the original Lessor hereunder shall enure to the benefit of, any assignee or holder of this Lease, and their respective successors and assigns, and all the terms conditions, promises, covenants, provisions and warranties of this Lease shall enure to the benefit of and shall bind the representatives, successors and assigns of the respective parties.

14. Lessee represents and warrants the Property is and shall remain the property of Lessor and Lessee, at its own cost and expense, shall protect and defend the title of Lessor. Lessee shall at all times keep Property free and clear from all liens, attachments, levies, encumbrances and charges or other judicial process (other than Lessor’s), shall give Lessor immediate written notice thereof and shall indemnify and save Lessor harmless from any loss or damage caused thereby. Lessee shall have no right, title or interest in or to Property by virtue of this Lease or any other agreement or any payment made by Lessee or otherwise; Lessee’s interest in the Property being that of a lessee only. The Property shall remain personal property even though installed in or attached to real property. No invoice issued prior to complete performance of this Lease shall operate to pass title to Lessee. All property, goods, accessories, additions, improvements parts and replacements for or which are added to or become attached to Property and any proceeds thereof shall immediately become the property of Lessor and shall be deemed incorporated in Property and subject to the terms of this Lease as if originally leased hereunder. Without Lessor’s prior written consent, Lessee shall not (a) assign, transfer, pledge, hypothecate or otherwise dispose of this Lease or any interest therein, or (b) sublet or lend Property or any part thereof, or permit it to be used by anyone other than Lessee or Lessee’s employees.

15. For the Lease Term, for so long as no Default has occurred and is continuing, Lessor assigns to Lessee (to the extent permitted by law) any right Lessor may have against Supplier and to enforce, at Lessee’s expense (if any) any product warranties with respect to the Property, provided however, that Lessee shall indemnify and defend Lessor (and its assigns) from any and all claims, expenses, damages, losses and liabilities incurred or suffered in connection with any such enforcement. Lessee acknowledges that (a) Lessee has reviewed any written purchase agreement or purchase order and approved same or (b) Lessor has informed or advised Lessee either previously or through the Lease, of the following (i) the identity of the Supplier, (ii) that Lessee may have rights against the Supplier and (iii) that you may contact the Supplier for a description of any such rights. Lessee agrees that (i) the Lease is a finance lease as defined in Article 2A of the applicable UCC, Lessor shall be entitled to all benefits applicable to a transaction that qualifies as a finance lease under the aforementioned Article 2A and (iii) to the extent permitted by law, Lessee waives any and all rights and remedies conferred upon it under the aforementioned Article 2A. Lessee warrants and represents that no item of Equipment has been delivered to Lessee prior to the date of Lessor’s acceptance hereof, which shall be deemed the date of this Lease. Lessee will deliver to Lessor a delivery/acceptance receipt (Lessor’s form) for each and every item immediately upon Lessor’s request. At Lessor’s request, Lessee will furnish current financial statements satisfactory to Lessor in form, preparation and content.

16. Lessee shall use Property in a careful manner and shall comply with all laws relating to its possession, use and maintenance. Lessee agrees that any maintenance service to be performed is the sole obligation of Lessee who may arrange for same with the supplier of Property. The Property shall be delivered and thereafter kept at the location specified above or, if none is specified, at Lessee’s address as set forth above, and in no event shall the Property or the Collateral be removed therefrom or from the 48 contiguous States of the United States without Lessor’s prior written consent. Lessor may, for the purpose of inspection, at all reasonable times, enter upon any premises where Property is located and may remove Property forth with, without notice to Lessee, if Property is, in the opinion of Lessor, being used beyond its capacity or in any manner improperly cared for or abused. If Lessor supplies Lessee with labels stating that Property is owned by Lessor, Lessee shall affix and keep same in a prominent place on each item of Property. Lessee, at its expense, shall keep Property in good repair and furnish all parts, mechanisms and devices required therefore. Lessee shall not make any alterations, additions or improvements to Property without Lessor’s prior written consent

17. Upon the expiration or earlier termination of this Lease, Lessee at its sole expense, shall return Property in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it to such place as Lessor may specify. If Lessor, for any reason, does not receive the Property immediately upon the expiration of the term hereof and there is no renewal under section 6 hereof, Lessee shall pay to Lessor as use and occupancy of the Property or any portion thereof for each month or portion thereof, between the date of expiration and the date of return of Property, an amount equal to 150% of the monthly rent specified for the initial lease term and the provisions hereof shall remain in effect and bind Lessee until such return of Property.

18. Lessee shall hold harmless and indemnify Lessor against any and all claims, actions, proceedings, expenses, attorneys’ fees, costs and expenses, damages and liabilities, arising in connection with the Property, its manufacture, selection, purchase, delivery, possession, ownership, leasing, renting, control, maintenance, use, operation and/or return and the recovery of claims under insurance policies thereon. Lessee shall pay promptly when due all charges and taxes (local, state and federal) which may now or hereinafter be imposed upon the ownership, leasing, renting, sale, purchase, possession or use of Property, and shall save Lessor harmless against any actual or asserted violations and pay all costs, expenses, penalties, interest and charges of every kind in connection therewith or arising therefrom. All obligations of Lessee to indemnify Lessor shall survive the termination of this Lease.

19. All notices relating hereto shall be in writing and delivered in person to an officer of the party to which such notice is being given or mailed by certified mail to such party at is address specified above or at such other address as may hereafter be specified by like notice by either party to the other. All notices will be deemed effective five days after mailing by certified mail to the address shown herein for any party. If more than one Lessee is named in this Lease, the liability of each hereunder shall be joint and several.

20. Intending that each and every provision of this Lease be fully effective and enforceable according to its terms, the parties agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of the Lessee and Lessor in any way related to or arising under this Lease or under one or more of Lessee’s obligations to Lessor shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its choice of law rules). If any one or more provisions hereof are in conflict with any statute or law and thus not valid or enforceable, then each such provision shall be deemed null and void but only to the extent of such conflict and without invalidating or affecting the remaining provisions hereof. This Lease shall be binding upon the heirs, administrators, legal representatives and successors of the Lessee.

21. Lessee hereby authorizes Lessor to disclose to third-parties certain financial information relating to Lessee which Lessor has obtained or will hereafter obtain including but not limited to payment histories, balances and due dates.

DATE
Accepted By: COMMERCIAL CREDIT GROUP INC.		LESSEE(S):

At Its	Office

By:		By:
	(Title)		(Title)

Date:	August 4, 2008
(Witness to Lessee’s Signature)

GUARANTY

To:	Commercial Credit Group Inc.	(“Creditor”)

Re:		(“Subject”)

1. For valuable consideration, each of the undersigned (“Guarantor”), jointly and severally, unconditionally guarantees the full, complete and prompt payment and performance (and not merely a guaranty of guaranty of collection) of any and all present and future Obligations (as hereinafter defined) of Subject to Creditor, whether joint or several, direct or indirect, absolute or contingent, matured or unmatured, secured or unsecured.

2. The term “Obligations” as used herein shall mean and include: (a) any and all loans, advances, payments, extensions of credit, endorsements, guaranties, benefits and financial accommodations hereto and/or hereafter made, granted or extended by Creditor or which Creditor has or will become obligated to make, grant or extend to or for the account of Subject; and (b) any and all interest, commissions, obligations, liabilities, indebtedness, charges, late charges, delinquency interest, attorneys fees and costs and expenses hereto and/or hereafter chargeable against Subject by Creditor or owing by Subject to Creditor or upon which Subject may be and/or has become liable as endorser or guarantor; and (c) all obligations and/or indebtedness of any and every kind arising out of one or more conditional sale contracts, lease agreements, promissory notes, security agreements, trust receipts, consignment agreements and/or bailment agreements and the amount due upon any notes or other obligations, given to or received by Creditor directly from Subject or by way of assignment from any one or more third parties and whether or not presently contemplated by the parties; and (d) any and all renewals, amendments, rewrites or extensions of any of the foregoing.

3. Each of the Guarantors hereunder warrant and agree, without Creditor first having to proceed against Subject or to liquidate any Obligations of Subject or any property, collateral or security (“Security”) securing Subject’s Obligations, and irrespective of any invalidity, illegality, illegitimacy or unenforceability of any such Obligation or the insufficiency, invalidity or unenforceability of any Security of any such Obligations: (a) to pay on demand all sums due and to become due to Creditor arising out of Subject’s Obligations; (b) pay on demand all losses, costs, attorneys’ fees and expenses which may be suffered by Creditor by reason of Subject’s default or default of any Guarantor hereunder; (c) to be bound by and to pay on demand to Creditor any deficiency established by a liquidation of Subject’s Obligations or Security securing Subject’s Obligations, with or without notice to any or all Guarantors; and (d) no Guarantor shall be released or discharged, either in whole or in part, by Creditors failure or delay to perfect or continue the perfection of any security interest in any Security which secures the Obligations of Subject or any Guarantor to Creditor, or to protect the Security covered by such security interest or by any waiver, subordination or release of any security interest. Guarantors agree to pay to Creditor all costs and expenses, including attorneys’ fees, incurred by Creditor in exercising any right, power or remedy conferred by this Guaranty, or in the enforcement of this Guaranty, whether or not any action is filed in connection therewith. Until paid to Creditor, such amounts shall bear interest, at the highest rate allowed by any instruments evidencing the Obligations.

4. No termination hereof shall be effected by the death of any or all of us. No termination shall be effective except by notice sent to Creditor by certified mail return receipt requested naming a termination date effective not less than 90 days after the receipt of such notice by Creditor and such notice will not be effective as to any of Guarantor who has not given such notice or affect any transaction entered into prior to the effective date of termination or affect the accrual of interest, attorney’s fees, costs and expenses or other amounts accruing on any Obligations incurred prior to termination.

5. Each of us waives: (a) notice of acceptance hereof; presentment, demand, protest and notice of nonpayment or protest as to any note or obligation signed, accepted, endorsed or assigned to Creditor by Subject; any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which any of us may now or hereafter have against Subject or any other person directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to Subject’s property (including, without limitation, property collateralizing its Obligations to Creditor), arising from the existence or performance of this Guaranty; (b) all exemptions and homestead laws and any other demands and notices required by law; (c) all setoffs and counterclaims; (d) any and all defenses based on suretyship or any other applicable law, including without limitation all rights and defenses arising out of (i) an election of remedies by Creditor even though that election of remedies may have destroyed rights of subrogation and reimbursement against Subject by operation of law or otherwise, (ii) protections afforded to Subject pursuant to antideficiency or similar laws limiting or discharging Subject’s Obligations to Creditor, (iii) the invalidity or unenforceability of this guaranty, (iv) the failure to notify any of us of the disposition of any Security securing the Obligations of Subject, (v) the commercial reasonableness of such disposition or the impairment, however caused, of the value of such Security, (vi) any bankruptcy, extensions, stays, moratoria or other relief granted to Subject or any Guarantor pursuant to any statute presently in force or hereafter enacted and (vii) any duty on Creditor’s part (should such duty exist) to disclose to any or all Guarantors any matter, fact or thing related to the business operations or condition (financial or otherwise) of Subject or its affiliates or property, whether now or hereafter known by Creditor. Guarantors agree that all present and future indebtedness of Subject to Guarantors are hereby subordinated to, assigned and transferred to Creditor and pledged and made security for the Obligations, that Guarantor shall have no right of subrogation against Subject unless and until the Obligations are paid in full and that Creditor shall have all the rights and remedies of Guarantors in any bankruptcy or insolvency proceedings of Subject unless and until the Obligations are paid in full.

6. Creditor may at any time and from time to time, without our consent, without notice to us and without affecting or impairing the obligation of any of us hereunder, do any of the following: (a) renew, extend (including extensions beyond the original term of the respective instrument), modify (including covenants, conditions, changes in interest rates or fees, or amounts and/or timing of payments), release or discharge any Obligations of Subject, of its customers, of co-guarantors (whether hereunder or under a separate instrument) or of any other party at any time directly or contingently liable for the payment or performance of any of said Obligations; (b) accept partial payments of said Obligations; (c) accept new or additional documents, instruments or agreements relating to or in substitution of said Obligations; (d) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of said Obligations and the security thereunder in any manner; (e) consent to the transfer or return of the security, take and hold additional security or guaranties for said Obligations; (f) amend, exchange, release or waive any security or guaranty; or (g) bid and purchase at any public or private sale of security securing Subject’s Obligations and apply any proceeds or security to such Obligations, and direct the order and manner of sale.

7. If a claim is made upon Creditor at any time for repayment or recovery of any amount(s) or other value received by Creditor, from any source, in payment of or on account of any of the Obligations of Subject guaranteed hereunder and Creditor repays or otherwise becomes liable for all or any part of such claim by reason of: (a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or (b) any settlement or compromise of any such claim, we shall remain jointly and severally liable to Creditor hereunder for the amount so repaid or for which Creditor is otherwise liable to the same extent as if such amount(s) had never been received by Creditor, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the Obligations of Subject.

8. EACH OF THE GUARANTORS HERBY AGREE TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT PRESIDING IN MECKLENBURG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS GUARANTY, WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE SECURITY OR ANY OTHER ASSETS OF SUBJECT OR ANY OF THE GUARANTORS HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF CREDITOR, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER SUCH SECURITY AND/OR ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE SUBJECT, OR ANY GUARANTOR, OR SECURITY AND/OR ANY OTHER ASSETS OF SUBJECT, OR GUARANTOR MAY BE LOCATED. EACH GUARANTOR WAIVES ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. EACH GUARANTOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A

TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY BETWEEN OR AMONG THEM AND/OR INVOLVING ANY PERSON OR ENTITY CLAIMING ANY RIGHTS ACQUIRED BY, THROUGH OR UNDER ANY PARTY AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

9. Intending that each and every provision of this Guaranty be fully effective and enforceable according to its terms, Creditor, Guarantors and Subject agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of Creditor and Guarantors in any way related to or arising under this Guaranty shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its choice of law rules). Guarantors shall execute, acknowledge and deliver to Creditor all documents, and shall take all actions, reasonably required by Creditor from time to time to confirm or give effect to the matters set forth herein, or otherwise to carry out the purposes of this Guaranty. If any one or more provisions hereof are in conflict with any statute or law and thus not valid or enforceable, then each such provision shall be deemed null and void but only to the extent of such conflict and without invalidating or affecting the remaining provisions hereof.

10. This Guaranty constitutes the entire agreement of the Guarantors regarding the guaranty of Subject’s Obligations to Creditor. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Creditor of any right, privilege, remedy, or power under this Guaranty, shall operate as a waiver thereof or preclude Creditor from exercising any other right, privilege, remedy or power under this Guaranty. No waiver of any provision of this Guaranty shall be effective unless in writing, signed by a duly authorized officer of the party to be charged, and no amendment, supplement or other modification of the Guaranty shall be effective unless in writing signed by the Guarantor relative to whom such writing applies. This instrument constitutes the entire agreement between the parties. This Guaranty cannot be modified or terminated orally. Only a written instrument, signed by an officer of the Creditor, shall be effective to modify or terminate any obligation of a Guarantor to Creditor or this Guaranty but only to the extent therein specifically set forth therein.

11. This Guaranty may be assigned, without notice to Guarantor, and upon such assignment Guarantor agrees not to assert against any assignee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Guarantor may have against Creditor, whether arising hereunder or otherwise, and such assignee shall be entitled to at least the same rights as Creditor. All of the rights, remedies, options, privileges and elections given to the original Creditor hereunder shall inure to the benefit of subsequent Creditor, any transferee or holder of this Guaranty, and their respective successors and assigns. Guarantors may not assign or delegate any duty or obligation hereunder. This Guaranty shall bind Guarantor’s respective heirs, administrators, representatives, successors, and assigns. All of Creditor’s rights hereunder are cumulative and not alternative.

Dated:

NOTE: Individual guarantors must sign without titles
Individual Guarantors	Corporate / LLC Guarantors

(Signature)	(Name of Corporation / LLC)

By:
(Name)

Its:
(Address)	SEAL

(Name of Corporation / LLC)

(Signature)	By:

(Name)	Its:
SEAL

(Address)
(Witness)

(Signature)	(Witness)

(Name)

(Address)

(Signature)

(Name)

(Address)

DELIVERY AND ACCEPTANCE CERTIFICATE

TO: COMMERCIAL CREDIT GROUP INC.

(Lessor/Secured Party/Payee)

RE: Lease Agreement and/or Security Agreement and/or Promissory Note dated January 15, 2005, between Stone Cold Enterprises, Inc., as Lessee/Debtor/Maker (herein called “Obligor”), and COMMERCIAL CREDIT GROUP INC. as Lessor/Secured Party/ Payee, (herein called “Contract”).

On              the Property (as more fully described in the Contract) was delivered to Obligor with all installation and other work necessary for the proper use of the Property completed at the location agreed upon by Obligor and the Property was inspected by Obligor and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Obligor.

Obligor further acknowledges that Lessor/Secured Party/Payee makes no warranties expressed or implied, as to the suitability, durability, fitness for use, merchantability, condition, quality or otherwise of any Property and Obligor specifically waives all rights to make claim against Lessor/Secured Party/Payee or its assignee or endorsee. Lessor/Secured Party/Payee or its assignee or endorsee shall not be liable to Obligor for any loss, damage or expense of any kind or nature caused directly or indirectly by any Property, or the use or maintenance thereof or the failure of operation thereof, or the repairs, service or adjustment thereto, or by any delay or failure to provide any thereof, or by any interruption of service or loss of use thereof or for any loss of business or damage whatsoever and howsoever caused. No defect or unfitness of Property shall relieve Obligor of any obligation under the Contract.

Lessor/Secured Party/Payee may assign the Contract without notice to Obligor, and upon such assignment Obligor agrees not to assert against any assignee or endorsee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Obligor may have against Lessor/Secured Party/Payee, whether arising hereunder or otherwise.

Dated January 15, 2005

Stone Cold Enterprises, Inc.
(Obligor)

By:

Its:
( Title)

DELIVERY AND ACCEPTANCE CERTIFICATE

TO:
(Seller)

RE: Conditional Sale Contract dated                     , between                                        , as Buyer, and                                          as Seller (herein called “Contract”).

On              the Property (as more fully described in the Contract) was delivered to Buyer with all installation and other work necessary for the proper use of the Property completed at the location agreed upon by Buyer and Seller and the Property was inspected by Buyer and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Buyer. No defect or unfitness of Property shall relieve Buyer of any obligation under the Contract.

Buyer further acknowledges notice of Seller’s intended assignment of the Contract to COMMERCIAL CREDIT GROUP INC., and upon such assignment, Buyer agrees not to assert against any assignee of the Contract any defense, setoff, recoupment, claim or counterclaim which Buyer may assert solely against Seller and further acknowledges that no warranties, representations nor agreements not expressed herein have been made by COMMERCIAL CREDIT GROUP INC.

Dated

(Buyer)

By:

Its:
(Title)

WRITTEN CONSENT OF THE MEMBERS AND MANAGERS

Each of the undersigned, being members and managers of,                     a limited liability company duly organized and existing under the laws of the State of                     , (the “Company”) do certify that the Company’s name and state of organization is accurately and completely set forth herein and that its principal place of business is                     , that the Company has taken all steps to be a valid and authorized limited liability company under the state of organization and all necessary documents have been filed with the appropriate state authority governing limited liability company’s in such state, and that each of the members and managers identified herein are (i) all the members and managers of the Company and (ii) duly authorized by all company actions, agreements, meetings or resolutions necessary for each of the members and managers to do and to take the actions specified and agreed to herein have been taken and each can duly bind and obligate the Company. Now, therefore, the Company and each of the undersigned members and managers, collectively and individually, agree that:

(a) each of the members or managers of this Company named below, be and hereby is authorized and empowered in the name and on behalf of this Company to, from time to time, borrow sums of money and lease equipment from Commercial Credit Group Inc. (“CCG”), purchase equipment via installment sale, and conduct any other transaction with CCG and to execute on behalf of the Company and to deliver to CCG in the form required by CCG the instrument(s) or agreement(s) of this Company evidencing the amount(s) borrowed, leased or purchased or any renewals, modifications or extensions thereof, plus charges if any, such instrument(s) or agreement(s) to bear such rate of interest and be payable in such installments as such member or manager may agree to by his signature thereon.

(b) each of the members or managers of this Company named below, be and hereby is authorized and empowered in the name and on behalf of this Company to guaranty the payment and performance of all obligations of                     to CCG, whether or not such party is a member or manager, whether now owing or hereafter arising and to do any acts required to implement the foregoing resolution and effectuate said guaranty or guaranties, including but not limited to the execution of any written documents or guaranties, the mortgage, pledge or hypothecation from time to time to CCG, of any or all assets of this Company to secure such guaranty or guaranties, or modifications thereof.

(c) any of the aforesaid members or managers, or subsequently elected or appointed successor, be and hereby authorized and empowered to do any acts, including but not limited to the mortgage, lease, pledge, or hypothecate from time to time with CCG any or all assets of this Company to secure such loan or loans, leases, conditional sale contracts, renewals, modifications and extensions, and to execute in the name and on behalf of this Company, any instruments or agreements deemed necessary or proper by CCG in respect of the collateral securing any indebtedness of this Company, and each of the undersigned hereby ratifies, approves and confirms all such acts and things than any such member or manager has done or may do in connection with the matters outlined above.

(d) CCG is authorized to rely upon the aforesaid certifications and agreements until receipt by it of written notice of any change but that such notice shall not affect any prior actions or agreements taken by or entered into by the Company and that they will indemnify and hold CCG harmless for any and all liabilities, costs, expenses (including attorneys fees costs and expenses) and losses in connection with or resulting from CCG’s reliance on this written consent. This agreement binds the successors and assigns of each member and manager and the Company.

FOLLOWING are the true names, correct titles and specimen signatures of the incumbent managers and members of this limited liability company referred to in the foregoing resolutions.

IN WITNESS WHEREOF, This document is dated and effective as of the     day of             , 200  .

MEMBERS:		MANAGERS:

(Signature)	(Print Name)	(Signature)	(Print Name)

(Signature)	(Print Name)	(Signature)	(Print Name)

(Signature)	(Print Name)	(Signature)	(Print Name)

(Signature)	(Print Name)	(Signature)	(Print Name)

(Signature)	(Print Name)	(Signature)	(Print Name)

CONDITIONAL SALE CONTRACT (“Contract”)

“SELLER”			“BUYER”

(Name)			(Name)

(Address)			(Address)

(City)	(County)	(State & zip code)	(City)	(County)	(State & zip code)

The undersigned Buyer hereby purchases from Seller the property described below (the “Property”) as-is, on the terms and conditions:

Description of Property purchased (including make, year, model, specifications and serial number):

(1) Cash Sale Price	$
(2) Down Payment in Cash	$
(3) Down Payment In Goods *(Trade in Allowance)	$
(4) Unpaid Balance [Items (1) - (2) - (3)]	$
(5) Documentation and Transaction Fees	$
Describe:
(6) Principal Unpaid Balance [Items (4) + (5)]	$
(7) Finance Charge (Time Price Differential)	$
(8) Contract Price (Time Balance) [Items (6) + (7)]	$
(9) Time Sales Price [Items (2)+(3)+(8)]	$

*	Description of any Trade In:

The Property purchased shall remain personalty and not become part of any realty and shall be located and kept for use at (street address, city, county & state):

1. Buyer, jointly and severally if more than one, hereby agrees and promises to pay to the order of Seller or any assignee or endorsee (hereinafter collectively called “Holder”) hereof at such place as the Holder hereof may from time to time appoint, the sum of                     Dollars ($        ) being the above indicated Contract Price (hereinafter called the “Time Balance”) in consecutive monthly installments as follows:

                   Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

Said consecutive monthly installments shall commence on the     day of             ,         , and shall be due on the same date of each month thereafter until paid; with a late charge of 5% of any installment that has not been fully paid prior to the seventh day after its due date (“Late Charge”) and, after maturity, whether by acceleration or otherwise, interest at the rate of 1/15 of 1% per day plus all collection and other charges and if placed in the hands of an attorney for collection, attorneys’ fees, costs and expenses. The Buyer and all parties to this Contract hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor hereof. Holder may extend the time of payment hereof, postpone the enforcement hereof, grant any other indulgence and add or release any party primarily or secondarily liable hereon without affecting or diminishing the Holder’s right of recourse against the Buyer and all parties hereto, which right is hereby expressly reserved. Injury to or loss or destruction of the Property, from whatsoever cause, shall not release Buyer from payment as provided herein. Buyer acknowledges that before the execution of this Contract Seller quoted to Buyer both a cash price and a time price for the Property and offered to sell same to Buyer for either of such prices. If for any reason any charge imposed or which may be imposed under this Contract exceeds the maximum amount which may be imposed under applicable law, the amount of such charge in excess of the maximum, shall be void and any such excess applied to the reduction of the unpaid Balance of this Contract or refunded to Buyer, as the Holder may determine.

2. To secure the prompt payment, performance and fulfillment of this Contract and all present and future indebtedness and obligations of Buyer to Holder, whether joint or several, direct or indirect, absolute or contingent, matured or unmatured, Buyer hereby grants to Holder a security interest in the Property and in all attachments, accessories, substitutions, replacements, replacement parts, software and software upgrades and all cash and non-cash proceeds (including any rental proceeds, insurance proceeds, accounts and chattel paper arising out of or related to the sale, rental or other disposition thereof) of and to all of the foregoing (collectively called “Collateral”). Buyer hereby authorizes Holder to file one or more financing statements or a reproduction hereof as a financing statement in any jurisdiction Holder from time to time deems appropriate. Buyer hereby irrevocably appoints Seller and/or Holder as the true and lawful attorney-in-fact of Buyer, coupled with an interest, with full power in Buyer’s name, place and stead to execute financing statements on Buyer’s behalf and to do any and all other acts on Buyer’s behalf necessary or helpful to perfect the security interest granted in the Collateral pursuant to the Uniform Commercial Code or other applicable law.

3. Buyer may prepay this Contract in full at any time. Upon prepayment, Buyer will receive a rebate of the unearned portion of the finance charge calculated using an actuarial method or such other method as required by applicable law minus a prepayment premium equal to the lesser of: (a) .00167 of the amount prepaid for every month or fraction thereof remaining under the term of this Contract and; (b) the maximum prepayment and/or acquisition charge allowed by applicable law. All accrued and unpaid late charges and other amounts chargeable to Buyer under this Contract will be payable immediately upon such prepayment.

4. Buyer further covenants and warrants to Holder and agrees as follows: (a) Buyer has paid all applicable taxes due in connection with the sale, ownership, possession or use of the Property and shall indemnify Holder from and against any loss, cost or expense, including penalties, interest and other charges of any kind in connection with or arising from the sale, ownership, possession or use of the Property; (b) The Collateral is and will continue to be free and clear of all liens and encumbrances of every kind (except any held by Holder); (c) Buyer will warrant and defend the Property against all claims and demands and will not permit any circumstances to exist under which Holder may lose its lien on the Collateral; (d) Buyer will not sell, assign, mortgage, lease, pledge or otherwise dispose of the Collateral without the prior written consent of Holder; (e) Buyer, at its own cost and expense, will maintain and keep the Property in good repair and will not be negligent in the care and use thereof; (f) Buyer will not remove the Property from its present locations or change Buyer’s present business locations without the prior written consent of Holder and at all times allow Holder or its representatives free access to and right of inspection of the Property, and nothing shall prevent Holder from removing same from any premises to which it may be located upon breach of the Contract; (g) Buyer shall correct any defects or execute any written instruments and do any other acts necessary to more fully execute the purposes and provisions of this Contract; (h) Buyer has the sole right and lawful authority to enter into this Contract; (i) Each person signing this Contract warrants full authority to sign for the Buyer; (j) Buyer will indemnify and save Holder harmless from all losses, costs, damages, liabilities or expenses, including attorneys’ fees, costs and expenses, that Holder may sustain or incur to obtain or enforce payment, performance or fulfillment of any of the enforcement or foreclosure of this Contract or in the prosecution or defense of any action or proceeding either against Buyer or against Holder concerning any matter growing out of or connected with this Contract and/or any of the Collateral; (k) At Holder’s request Buyer will furnish current financial statements satisfactory to Holder in form, preparation and content; and (l) Buyer’s obligations under this Contract survive termination hereof.

5. Buyer, at its own expense, will insure the Property against all loss or damage by fire, theft, collision and other damage and destruction, and such risks as are appropriate, in form, coverage and insurer satisfactory to Holder for not less than the unpaid Time Balance, naming Holder as loss payee. Each policy shall be delivered to Holder and shall expressly state that insurance as to Holder shall not be invalidated by any act, omission or neglect of Buyer and that the insurer shall give thirty (30) days written notice to Holder of any alteration or cancellation of the policy. Such policies shall be delivered to Holder, and upon failure to so deliver, Holder shall have the right, but not the obligation, to provide insurance for its interest and charge Buyer Holder’s costs for such insurance, together with its or its designee’s customary charges or fees associated with its insurance. Buyer hereby irrevocably appoints Holder as Buyer’s attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks, or drafts received in payment of loss or damage under any insurance.

6. Buyer acknowledges that no warranties, representations or agreements have been made by Seller unless expressly stated herein. Buyer further acknowledges notice of Seller’s intended assignment of this Contract, and upon such assignment, Buyer agrees not to assert against any assignee hereof any defense, setoff, recoupment, claim or counterclaim which Buyer may assert solely against Seller, whether arising hereunder or otherwise. This Contract may be assigned along with any and all obligations of Buyer to Holder, without notice to Buyer, and upon such assignment Buyer agrees not to assert against any assignee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Buyer may have against Holder, whether arising hereunder or otherwise, and such assignee shall be entitled to at least the same rights as Holder. All of the rights, remedies, options, privileges and elections given to the original Holder hereunder shall inure to the benefit of any future Holder, transferee or assignee of this Contract, and their respective successors and assigns, and all the terms conditions, promises, covenants, provisions and warranties of this Contract shall inure to the benefit of and shall bind the representatives, successors and assigns of the respective parties. Buyer shall not assign this Contract without the prior written consent of Holder.

7. Buyer shall be in default upon the occurrence of any of the following: (a) Buyer defaults in the prompt payment, performance or fulfillment of this Contract or any other agreement with Holder; (b) Buyer shall fail to punctually and faithfully fulfill or perform any of the terms, conditions, promises, covenants, provisions and warranties contained in this Contract or in any present or future agreement or instrument made by Buyer and held by Holder; (c) Buyer or any guarantor of any of Buyers obligations under this Contract (“Guarantor”) ceases to do business, becomes insolvent, declares bankruptcy, or makes an assignment for the benefit of creditors; (d) Any of the warranties, covenants or representations made by Buyer or Guarantor to Holder be or become untrue or incorrect in any adverse respect; (e) A change in the management, operations, ownership or control of Buyer; (f) Holder at any time deems the Property in danger of misuse, concealment or misappropriation or the security afforded by this Contract unsafe, inadequate or at any risk.

8. Upon any default by Buyer, Buyer shall immediately deliver possession of the Property to Holder and Holder, without demand or notice, may exercise any of the following remedies: (a) Declare the entire unpaid Time Balance hereunder together with interest, collection and late charges, attorney’s fees, costs and expenses and any and all other sums owing to Holder hereunder (all collectively called “Balance”) immediately due and payable; (b) Recover the Balance; (c) Take possession of all or part the Collateral, at any time, wherever it may be, and to enter any premises, with or without process of law, and search for, take possession of, remove, or keep and store the Collateral on said premises until sold, without liability for trespass or charge for storage; (d) Sell the Collateral or any part thereof and all of the Buyer’s equity of redemption therein at public or private sale, for cash or on credit, and on such terms as Holder may in its sole discretion elect, in such county and at such places as Holder may elect and without having the Collateral at the place of sale. In the event Holder sells all or part of the Collateral at public or private sale, then (i) Holder shall not be required to refurbish, repair or otherwise incur any expenses in preparing Collateral for sale but may sell its interest therein on an “as-is,” “where-is” basis; (ii) Holder may bid or become the purchaser at any such sale and Buyer waives any and all rights of redemption from any such sale; (iii) Any public sale will be deemed commercially reasonable if notice thereof shall be mailed to Buyer at least 10 days before such sale and advertised in at least one newspaper of general circulation in the area of the sale at least twice prior to the date of sale and if upon terms of 25% cash down with the balance payable within 24 hours; (iv) The proceeds of any public sale shall be applied first to pay all costs, expenses and charges for searching, taking, removing, keeping, advertising and selling the Collateral, including attorneys’ fees, costs and expenses and second to the payment, partly or entirely, of the Balance hereunder, then to any other indebtedness of Buyer to Holder as Holder may in its sole discretion elect, returning the excess, if any, to Buyer or such other party in interest as required by law, with Buyer remaining liable to Holder for any deficiency plus late charges and interest thereon as provided above; (v) Any private sale shall be deemed commercially reasonable if notice thereof shall be mailed to Buyer at least 10 days before the sale date stated therein and credit given for the full price stated, less attorneys’ fees costs and expenses; (e) Pursue any other remedy permitted by law or equity. It is agreed that any amounts to be retained by Holder and the Balance to be paid by Buyer under this paragraph shall not be as a penalty but as liquidated damages for the breach hereof. The remedies provided for herein may be exercised, to the extent permitted by law, successively or concurrently and the exercise of one shall not bar any other. Notwithstanding any termination of this Contract by expiration or otherwise, Buyer shall remain liable for the due performance and payment of all obligations incurred or arising hereunder, whenever accruing, and Holder shall be entitled to enforce all rights and remedies it has hereunder.

9. BUYER AND SELLER AGREE TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT PRESIDING IN MECKLENBURG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS CONTRACT, WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE COLLATERAL OR ANY OTHER ASSETS OF THE BUYER OR ANY GUARANTOR HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF THE HOLDER, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE COLLATERAL, AND/OR SUCH OTHER ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE THE BUYER, SELLER, OR ANY GUARANTOR, OR THE COLLATERAL AND/OR ANY OTHER ASSETS OF THE BUYER, SELLER, OR GUARANTOR MAY BE LOCATED. BUYER AND SELLER EACH WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. BUYER, AND SELLER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY BETWEEN OR AMONG THEM AND/OR INVOLVING ANY PERSON OR ENTITY CLAIMING ANY RIGHTS ACQUIRED BY, THROUGH OR UNDER ANY PARTY AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

10. Holder may at any time, with or without exercising any of the rights or remedies aforesaid and without prior notice or demand to Buyer, appropriate and apply toward the payment of Buyer’s obligations to Holder hereunder any and all balances, sums, property, credits, deposits, accounts, reserves, collections, drafts, notes or checks coming into Holder’s possession and belonging or owing to Buyer, and for such purposes, endorse the name of Buyer on any such instrument made payable to Buyer for deposit, negotiation, discount or collection. Such applications may be made, or any monies paid to Holder may be applied, without notice to Buyer, partly or entirely to Buyer’s obligations to Holder as Holder in its sole discretion may elect. In its sole discretion Holder may apply and/or change applications of any sums paid and/or to be paid by or for Buyer, under any circumstances, to any obligations of Buyer to Holder, presently existing or otherwise. The interest rates which may be provided for in any instrument evidencing one or more of Buyer’s obligations to Holder shall in no event, circumstance or contingency, exceed any maximum permitted by applicable law.

11. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Holder of any right, privilege, remedy, or power under the Contract, shall operate as a waive thereof or preclude Holder from exercising any other right, privilege, remedy or power under this Contract whether or not Buyer is in default hereunder. No waiver of any provision of the Contract shall be effective unless in writing, signed by a duly authorized officer of the party to be charged, and no amendment, supplement or other modification of the Contract shall be effective unless in writing signed by each of the parties to the Contract. This instrument constitutes the entire agreement between Holder and Buyer. This Contract cannot be modified or terminated orally. Only a written instrument, signed by an officer of Holder, shall be effective to modify or terminate any obligation of Buyer to Holder, this Contract or any other agreement between Buyer and Holder but only to the extent therein specifically set forth therein. No agent or employee of the Seller is authorized to bind Holder to this Contract, to waive or alter any term or conditions contained herein or add any provision hereto.

12. Intending that each and every provision of this Contract be fully effective and enforceable according to its terms, the parties agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of the Buyer and Holder in any way related to or arising under this Contract or under one or more of Buyer’s obligation to Holder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its choice of law rules). If any one or more provisions hereof are in conflict with any statute or law and thus not valid or enforceable, then each such provision shall be deemed null and void but only to the extent of such conflict and without invalidating or affecting the remaining provisions hereof. This contract shall be binding upon the heirs, administrators, legal representatives and successors of the Buyer.

DELIVERY AND ACCEPTANCE OF PROPERTY (Check Appropriate Line)

☐	On the Property was delivered to Buyer with all installation and other work necessary for the proper use of the Property completed at the location agreed upon by Buyer and Seller; the Property was inspected by Buyer and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Buyer.

☐	The Property has not yet been delivered to or accepted by Buyer and, upon delivery, Buyer agrees to execute a delivery and acceptance certificate in a form acceptable to Seller or Seller’s assignee.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE IS NOT INCLUDED IN THIS CONTRACT. NOTICE TO BUYER: DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES. YOU ARE ENTITLED TO A COPY OF THE AGREEMENT YOU SIGN. BUYER ACKNOWLEDGES RECEIPT OF A SIGNED, TRUE AND CORRECT EXECUTED COPY OF THIS CONTRACT.

Buyer hereby authorizes Holder to disclose to third-parties certain financial information relating to Buyer which Holder has obtained or will hereafter obtain including but not limited to payment histories, balances and due dates.

Date:

(SELLER)		(BUYER)

By:		By:

Its:		Its:
	(Title)	(Title)

(Witness to Buyer’s Signature)

CONDITIONAL SALE CONTRACT (“Contract”)

“SELLER”			“BUYER”

(Name)			(Name)

(Address)			(Address)

(City)	(County)	(State & zip code)	(City)	(County)	(State & zip code)

The undersigned Buyer hereby purchases from Seller the property described below (the “Property”) as-is, on the terms and conditions:

Description of Property purchased (including make, year, model, specifications and serial number):

(1) Cash Sale Price	$
(2) Down Payment in Cash	$
(3) Down Payment In Goods *(Trade in Allowance)	$
(4) Unpaid Balance [Items (1) - (2) - (3)]	$
(5) Documentation and Transaction Fees	$
Describe:
(6) Principal Unpaid Balance [Items (4) + (5)]	$
(7) Finance Charge (Time Price Differential)	$
(8) Contract Price (Time Balance) [Items (6) + (7)]	$
(9) Time Sales Price [Items (2)+(3)+(8)]	$

*	Description of any Trade In:

The Property purchased shall remain personalty and not become part of any realty and shall be located and kept for use at (street address, city, county & state):

1. Buyer, jointly and severally if more than one, hereby agrees and promises to pay to the order of Seller or any assignee or endorsee (hereinafter collectively called “Holder”) hereof at such place as the Holder hereof may from time to time appoint, the sum of             Dollars ($             ) being the above indicated Contract Price (hereinafter called the “Time Balance”) in consecutive monthly installments as follows:

                   Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

then            Installment(s) each in the amount of $            ; then            Installment(s) each in the amount of $            ;

Said consecutive monthly installments shall commence on the     day of         ,         , and shall be due on the same date of each month thereafter until paid; with a late charge of 5% of any installment that has not been fully paid prior to the seventh day after its due date (“Late Charge”) and, after maturity, whether by acceleration or otherwise, interest at the rate of 1/15 of 1% per day plus all collection and other charges and if placed in the hands of an attorney for collection, attorneys’ fees, costs and expenses. The Buyer and all parties to this Contract hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor hereof. Holder may extend the time of payment hereof, postpone the enforcement hereof, grant any other indulgence and add or release any party primarily or secondarily liable hereon without affecting or diminishing the Holder’s right of recourse against the Buyer and all parties hereto, which right is hereby expressly reserved. Injury to or loss or destruction of the Property, from whatsoever cause, shall not release Buyer from payment as provided herein. Buyer acknowledges that before the execution of this Contract Seller quoted to Buyer both a cash price and a time price for the Property and offered to sell same to Buyer for either of such prices. If for any reason any charge imposed or which may be imposed under this Contract exceeds the maximum amount which may be imposed under applicable law, the amount of such charge in excess of the maximum, shall be void and any such excess applied to the reduction of the unpaid Balance of this Contract or refunded to Buyer, as the Holder may determine.

2. To secure the prompt payment, performance and fulfillment of this Contract and all present and future indebtedness and obligations of Buyer to Holder, whether joint or several, direct or indirect, absolute or contingent, matured or unmatured, Buyer hereby grants to Holder a security interest in the Property, and any and all accounts, accounts receivable, chattel paper, contract rights, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, and other property, wherever located, in which Buyer now or hereafter has any right or interest and in all attachments, accessories, substitutions, replacements, replacement parts, software and software upgrades and all cash and non-cash proceeds (including any rental proceeds, insurance proceeds, accounts and chattel paper arising out of or related to the sale, rental or other disposition thereof) of and to all of the foregoing (collectively called “Collateral”). Buyer hereby authorizes Holder to file one or more financing statements or a reproduction hereof as a financing statement in any jurisdiction Holder from time to time deems appropriate. Buyer hereby irrevocably appoints Seller and/or Holder as the true and lawful attorney-in-fact of Buyer, coupled with an interest, with full power in Buyer’s name, place and stead to execute financing statements on Buyer’s behalf and to do any and all other acts on Buyer’s behalf necessary or helpful to perfect the security interest granted in the Collateral pursuant to the Uniform Commercial Code or other applicable law.

3. Buyer may prepay this Contract in full at any time. Upon prepayment, Buyer will receive a rebate of the unearned portion of the finance charge calculated using an actuarial method or such other method as required by applicable law minus a prepayment premium equal to the lesser of: (a) .00167 of the amount prepaid for every month or fraction thereof remaining under the term of this Contract and; (b) the maximum prepayment and/or acquisition charge allowed by applicable law. All accrued and unpaid late charges and other amounts chargeable to Buyer under this Contract will be payable immediately upon such prepayment.

4. Buyer further covenants and warrants to Holder and agrees as follows: (a) Buyer has paid all applicable taxes due in connection with the sale, ownership, possession or use of the Property and shall indemnify Holder from and against any loss, cost or expense, including penalties, interest and other charges of any kind in connection with or arising from the sale, ownership, possession or use of the Property; (b) The Collateral is and will continue to be free and clear of all liens and encumbrances of every kind (except any held by Holder); (c) Buyer will warrant and defend the Property against all claims and demands and will not permit any circumstances to exist under which Holder may lose its lien on the Collateral; (d) Buyer will not sell, assign, mortgage, lease, pledge or otherwise dispose of the Collateral without the prior written consent of Holder; (e) Buyer, at its own cost and expense, will maintain and keep the Property in good repair and will not be negligent in the care and use thereof; (f) Buyer will not remove the Property from its present locations or change Buyer’s present business locations without the prior written consent of Holder and at all times allow Holder or its representatives free access to and right of inspection of the Property, and nothing shall prevent Holder from removing same from any premises to which it may be located upon breach of the Contract; (g) Buyer shall correct any defects or execute any written instruments and do any other acts necessary to more fully execute the purposes and provisions of this Contract; (h) Buyer has the sole right and lawful authority to enter into this Contract; (i) Each person signing this Contract warrants full authority to sign for the Buyer; (j) Buyer will indemnify and save Holder harmless from all losses, costs, damages, liabilities or expenses, including attorneys’ fees, costs and expenses, that Holder may sustain or incur to obtain or enforce payment, performance or fulfillment of any of the enforcement or foreclosure of this Contract or in the prosecution or defense of any action or proceeding either against Buyer or against Holder concerning any matter growing out of or connected with this Contract and/or any of the Collateral; (k) At Holder’s request Buyer will furnish current financial statements satisfactory to Holder in form, preparation and content; and (l) Buyer’s obligations under this Contract survive termination hereof.

5. Buyer, at its own expense, will insure the Property against all loss or damage by fire, theft, collision and other damage and destruction, and such risks as are appropriate, in form, coverage and insurer satisfactory to Holder for not less than the unpaid Time Balance, naming Holder as loss payee. Each policy shall be delivered to Holder and shall expressly state that insurance as to Holder shall not be invalidated by any act, omission or neglect of Buyer and that the insurer shall give thirty (30) days written notice to Holder of any alteration or cancellation of the policy. Such policies shall be delivered to Holder, and upon failure to so deliver, Holder shall have the right, but not the obligation, to provide insurance for its interest and charge Buyer Holder’s costs for such insurance, together with its or its designee’s customary charges or fees associated with its insurance. Buyer hereby irrevocably appoints Holder as Buyer’s attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks, or drafts received in payment of loss or damage under any insurance.

6. Buyer acknowledges that no warranties, representations or agreements have been made by Seller unless expressly stated herein. Buyer further acknowledges notice of Seller’s intended assignment of this Contract, and upon such assignment, Buyer agrees not to assert against any assignee hereof any defense, setoff, recoupment, claim or counterclaim which Buyer may assert solely against Seller, whether arising hereunder or otherwise. This Contract may be assigned along with any and all obligations of Buyer to Holder, without notice to Buyer, and upon such assignment Buyer agrees not to assert against any assignee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Buyer may have against Holder, whether arising hereunder or otherwise, and such assignee shall be entitled to at least the same rights as Holder. All of the rights, remedies, options, privileges and elections given to the original Holder hereunder shall inure to the benefit of any future Holder, transferee or assignee of this Contract, and their respective successors and assigns, and all the terms conditions, promises, covenants, provisions and warranties of this Contract shall inure to the benefit of and shall bind the representatives, successors and assigns of the respective parties. Buyer shall not assign this Contract without the prior written consent of Holder.

7. Buyer shall be in default upon the occurrence of any of the following: (a) Buyer defaults in the prompt payment, performance or fulfillment of this Contract or any other agreement with Holder; (b) Buyer shall fail to punctually and faithfully fulfill or perform any of the terms, conditions, promises, covenants, provisions and warranties contained in this Contract or in any present or future agreement or instrument made by Buyer and held by Holder; (c) Buyer or any guarantor of any of Buyers obligations under this Contract (“Guarantor”) ceases to do business, becomes insolvent, declares bankruptcy, or makes an assignment for the benefit of creditors; (d) Any of the warranties, covenants or representations made by Buyer or Guarantor to Holder be or become untrue or incorrect in any adverse respect; (e) A change in the management, operations, ownership or control of Buyer; (f) Holder at any time deems the Property in danger of misuse, concealment or misappropriation or the security afforded by this Contract unsafe, inadequate or at any risk.

8. Upon any default by Buyer, Buyer shall immediately deliver possession of the Property to Holder and Holder, without demand or notice, may exercise any of the following remedies: (a) Declare the entire unpaid Time Balance hereunder together with interest, collection and late charges, attorney’s fees, costs and expenses and any and all other sums owing to Holder hereunder (all collectively called “Balance”) immediately due and payable; (b) Recover the Balance; (c) Take possession of all or part the Collateral, at any time, wherever it may be, and to enter any premises, with or without process of law, and search for, take possession of, remove, or keep and store the Collateral on said premises until sold, without liability for trespass or charge for storage; (d) Sell the Collateral or any part thereof and all of the Buyer’s equity of redemption therein at public or private sale, for cash or on credit, and on such terms as Holder may in its sole discretion elect, in such county and at such places as Holder may elect and without having the Collateral at the place of sale. In the event Holder sells all or part of the Collateral at public or private sale, then (i) Holder shall not be required to refurbish, repair or otherwise incur any expenses in preparing Collateral for sale but may sell its interest therein on an “as-is,” “where-is” basis; (ii) Holder may bid or become the purchaser at any such sale and Buyer waives any and all rights of redemption from any such sale; (iii) Any public sale will be deemed commercially reasonable if notice thereof shall be mailed to Buyer at least 10 days before such sale and advertised in at least one newspaper of general circulation in the area of the sale at least twice prior to the date of sale and if upon terms of 25% cash down with the balance payable within 24 hours; (iv) The proceeds of any public sale shall be applied first to pay all costs, expenses and charges for searching, taking, removing, keeping, advertising and selling the Collateral, including attorneys’ fees, costs and expenses and second to the payment, partly or entirely, of the Balance hereunder, then to any other indebtedness of Buyer to Holder as Holder may in its sole discretion elect, returning the excess, if any, to Buyer or such other party in interest as required by law, with Buyer remaining liable to Holder for any deficiency plus late charges and interest thereon as provided above; (v) Any private sale shall be deemed commercially reasonable if notice thereof shall be mailed to Buyer at least 10 days before the sale date stated therein and credit given for the full price stated, less attorneys’ fees costs and expenses; (e) Pursue any other remedy permitted by law or equity. It is agreed that any amounts to be retained by Holder and the Balance to be paid by Buyer under this paragraph shall not be as a penalty but as liquidated damages for the breach hereof. The remedies provided for herein may be exercised, to the extent permitted by law, successively or concurrently and the exercise of one shall not bar any other. Notwithstanding any termination of this Contract by expiration or otherwise, Buyer shall remain liable for the due performance and payment of all obligations incurred or arising hereunder, whenever accruing, and Holder shall be entitled to enforce all rights and remedies it has hereunder.

9. BUYER AND SELLER AGREE TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEREDAL COURT PRESIDING IN MECKLENBURG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS CONTRACT, WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE COLLATERAL OR ANY OTHER ASSETS OF THE BUYER OR ANY GUARANTOR HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF THE HOLDER, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE COLLATERAL, AND/OR SUCH OTHER ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE THE BUYER, SELLER, OR ANY GUARANTOR, OR THE COLLATERAL AND/OR ANY OTHER ASSETS OF THE BUYER, SELLER, OR GUARANTOR MAY BE LOCATED. BUYER AND SELLER EACH WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. BUYER, AND SELLER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY BETWEEN OR AMONG THEM AND/OR INVOLVING ANY PERSON OR ENTITY CLAIMING ANY RIGHTS ACQUIRED BY, THROUGH OR UNDER ANY PARTY AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

10. Holder may at any time, with or without exercising any of the rights or remedies aforesaid and without prior notice or demand to Buyer, appropriate and apply toward the payment of Buyer’s obligations to Holder hereunder any and all balances, sums, property, credits, deposits, accounts, reserves, collections, drafts, notes or checks coming into Holder’s possession and belonging or owing to Buyer, and for such purposes, endorse the name of Buyer on any such instrument made payable to Buyer for deposit, negotiation, discount or collection. Such applications may be made, or any monies paid to Holder may be applied, without notice to Buyer, partly or entirely to Buyer’s obligations to Holder as Holder in its sole discretion may elect. In its sole discretion Holder may apply and/or change applications of any sums paid and/or to be paid by or for Buyer, under any circumstances, to any obligations of Buyer to Holder, presently existing or otherwise. The interest rates which may be provided for in any instrument evidencing one or more of Buyer’s obligations to Holder shall in no event, circumstance or contingency, exceed any maximum permitted by applicable law.

11. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Holder of any right, privilege, remedy, or power under the Contract, shall operate as a waive thereof or preclude Holder from exercising any other right, privilege, remedy or power under this Contract whether or not Buyer is in default hereunder. No waiver of any provision of the Contract shall be effective unless in writing, signed by a duly authorized officer of the party to be charged, and no amendment, supplement or other modification of the Contract shall be effective unless in writing signed by each of the parties to the Contract. This instrument constitutes the entire agreement between Holder and Buyer. This Contract cannot be modified or terminated orally. Only a written instrument, signed by an officer of Holder, shall be effective to modify or terminate any obligation of Buyer to Holder, this Contract or any other agreement between Buyer and Holder but only to the extent therein specifically set forth therein. No agent or employee of the Seller is authorized to bind Holder to this Contract, to waive or alter any term or conditions contained herein or add any provision hereto.

12. Intending that each and every provision of this Contract be fully effective and enforceable according to its terms, the parties agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of the Buyer and Holder in any way related to or arising under this Contract or under one or more of Buyer’s obligation to Holder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its choice of law rules). If any one or more provisions hereof are in conflict with any statute or law and thus not valid or enforceable, then each such provision shall be deemed null and void but only to the extent of such conflict and without invalidating or affecting the remaining provisions hereof. This contract shall be binding upon the heirs, administrators, legal representatives and successors of the Buyer.

DELIVERY AND ACCEPTANCE OF PROPERTY (Check Appropriate Line)

☐	On the Property was delivered to Buyer with all installation and other work necessary for the proper use of the Property completed at the location agreed upon by Buyer and Seller; the Property was inspected by Buyer and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Buyer.

☐	The Property has not yet been delivered to or accepted by Buyer and, upon delivery, Buyer agrees to execute a delivery and acceptance certificate in a form acceptable to Seller or Seller’s assignee.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE IS NOT INCLUDED IN THIS CONTRACT. NOTICE TO BUYER: DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES. YOU ARE ENTITLED TO A COPY OF THE AGREEMENT YOU SIGN. BUYER ACKNOWLEDGES RECEIPT OF A SIGNED, TRUE AND CORRECT EXECUTED COPY OF THIS CONTRACT.

Buyer hereby authorizes Holder to disclose to third-parties certain financial information relating to Buyer which Holder has obtained or will hereafter obtain including but not limited to payment histories, balances and due dates.

Date:

(SELLER)		(BUYER)

By:		By:

Its:		Its:
	(Title)	(Title)

(Witness to Buyer’s Signature)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned (“Assignor”) hereby sells, assigns, and transfers to COMMERCIAL CREDIT GROUP INC., a Delaware Corporation, (“Assignee”), its successor and assigns, WITH RECOURSE, the conditional sale contract and/or lease agreement and/or security agreement and/or                      (herein called “Contract”) dated                     , between                                     , as Seller/Lessor/Secured Party/                    , and                                      as Buyer/Lessee/Debtor/                     (herein called “Obligor”), together with the sums payable thereunder and our security interest in and to the property therein described (the “Property”), and all notes, contracts of guaranty or surety, and collateral of any kind or nature which we have pertaining thereto, and all rights, remedies and powers relating thereto, with good right in Assignee to collect and discharge the same.

Assignor represents, warrants and agrees as to said Contract: (a) it is a valid and enforceable obligation arising out of a bona fide installment sale or lease or security agreement of the Property to Obligor in the ordinary course of business, it contains or describes the entire agreement and all instruments made or given in connection with such sale, lease, loan or security agreement; (b) no representations, warranties or inducements not contained in the Contract have been made or given; (c) it creates a first security interest and/or first lien upon the Property and such security interest has been properly and timely filed or recorded under all applicable filing or recording statutes; (d) it and the Property are free of any liens, claims, encumbrances, defenses, offsets and counterclaims, real or claimed; (e) the present unpaid balance shown below is correct; (f) all down payments received have been made in cash except down payments by equipment trade-ins; (g) Assignor will comply with all its obligations under the Contract; (h) Assignor has remitted to the appropriate taxing authorities all sales, use or other taxes applicable to the transaction described in the Contract or have received from the Obligor and delivered to Assignee all appropriate evidences of exemption from such taxes; (i) all data furnished to Assignee and all statements made and unpaid balances shown in the Contract are and will be true and correct, and the signatures thereon are the genuine signatures of persons having capacity to so contract and Assignor has the right to assign the Contract; (j) it is and will be enforceable against all parties thereto in accordance with its terms; (k) Assignor has complied, and it complies, with all applicable Federal, State and Municipal laws, rules or regulations having the force of law regarding conditional sale contracts, security agreements, leases, loans, chattel mortgages and installment paper; (l) the Property has been delivered, accepted, installed, and insured and we will fulfill our obligation to Obligor with respect thereto, and (m) no event of default has occurred under the Contract and no circumstance has occurred which will, with the passage of time or the giving of notice, become an event of default.

Assignor further represents, warrants and agrees that Assignee has a valid and enforceable first security interest and/or first lien on the Property and Assignor subordinates to Assignee all liens and/or encumbrances (statutory and/or otherwise) which it may acquire and/or assert against the Property; that Assignee may in our name endorse any notes and/or any other obligations given in connection with the Contract and all remittances received. Assignor hereby waives notice of acceptance hereof, presentment of payment, demand, notice of protest and dishonor, notice of default or nonpayment and notices of every kind and nature with respect to the Contract and any notes and/or any other obligations given in connection therewith. Assignor waives all exemptions and homestead laws and any other demands and notices required by law and Assignor waives all setoffs and counterclaims. Assignor also waives any and all defenses based on suretyship or any other applicable law, including without limitation all rights and defenses arising out of: (i) an election of remedies by Assignee even though that election of remedies may have destroyed rights of subrogation and reimbursement against Obligor by operation of law or otherwise; (ii) protections afforded to Obligor pursuant to antideficiency or similar laws limiting or discharging Obligor’s obligations to Assignee; (iii) the invalidity or unenforceability of this assignment; (iv) the failure to notify Assignor of the disposition of any Property securing the obligations of Obligor; (v) the commercial reasonableness of such disposition or the impairment, however caused, of the value of such Property; and (vi) any duty on Assignee’s part (should such duty exist) to disclose to Assignor any matter, fact or thing related to the business operations or condition (financial or otherwise) of Obligor or its affiliates or Property, whether now or hereafter known by Assignee or (vi) any bankruptcy, extensions, stays, moratoria or other relief granted to Obligor or any Guarantor pursuant to any statute presently in force or hereafter enacted.

Assignee may at anytime, without consent of Assignor, without notice to Assignor and without affecting or impairing the obligations of Assignor hereunder, do any of the following: (a) renew, extend (including extensions beyond the original term of the Contract), modify (including covenants, conditions, changes in interest rates or fees, or amounts and/or timing of payments), release or discharge any obligation of Obligor or any persons obligated on the Contract or on any accompanying note or guaranty, (the “Contract Obligations”); (b) accept partial payments of the Contract Obligations; (c) accept new or additional documents, instruments or agreements relating to or in substitution of the Contract Obligations; (d) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Contract Obligations and the security therefor in any manner; (e) consent to the transfer or return of security and take and hold additional security or guaranties for the Contract Obligations; (f) amend, exchange, release or waive any security or guaranty; or (g) bid and purchase at any sale of the Contract or security and apply any proceeds and security and direct the order and manner of sale.

ASSIGNOR AGREES TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT PRESIDING IN MECKLENBURG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS ASSIGNMENT OR THE CONTRACT. ASSIGNOR WAIVES ANY RIGHT THEY MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. ASSIGNOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY OUT OF THIS ASSIGNMENT OR THE CONTRACT AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

Intending that each and every provision of this assignment be fully effective and enforceable according to its terms, assignee agrees that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies in any way related to or arising under this assignment shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its choice of law rules).

Assignor shall indemnify and save Assignee harmless from any loss, damage or expense, including attorney’s fees, incurred by Assignee as a result of Assignor’s breach of any of the terms of this assignment or any of the warranties, obligations or undertakings described herein. Assignee’s knowledge at any time of any breach of or non-compliance with any of the terms and conditions of this assignment shall not constitute any waiver by Assignee. Assignor represents and warrants that as at the day of the execution hereof (1) we know of nothing which (a) would make the Contract less valuable or (b) if disclosed to Assignee, would adversely affect Assignee’s decision to acquire the Contract; and (2) the unpaid balance of the Contract assigned hereby is $            .

In addition to its covenants, warranties and representations contained herein, this assignment is WITH RECOURSE and Assignor hereby unconditionally guarantees and promises to pay to Assignee, upon any default by Obligor and upon demand by Assignee, the full amount of all Obligor’s obligations under the Contract then due and owing.

Dated
Assignor

By:

(Title)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned (“Assignor”) hereby sells, assigns, and transfers to COMMERCIAL CREDIT GROUP INC., a Delaware Corporation, (“Assignee”), its successor and assigns, WITHOUT RECOURSE, except for breach of any agreement and/or warranty hereinafter set forth, the conditional sale contract and/or lease agreement and/or security agreement and/or                      (herein called “Contract”) dated                     , between                                         , as Seller/Lessor/Secured Party/                     , and                                         as Buyer/Lessee/Debtor/                     (herein called “Obligor”), together with the sums payable thereunder and our security interest in and to the property therein described (the “Property”), and all notes, contracts of guaranty or surety, and collateral of any kind or nature which we have pertaining thereto, and all rights, remedies and powers relating thereto, with good right in Assignee to collect and discharge the same.

Assignor represents, warrants and agrees as to said Contract: (a) it is a valid and enforceable obligation arising out of a bona fide installment sale or lease or security agreement of the Property to Obligor in the ordinary course of business, it contains or describes the entire agreement and all instruments made or given in connection with such sale, lease, loan or security agreement; (b) no representations, warranties or inducements not contained in the Contract have been made or given; (c) it creates a first security interest and/or first lien upon the Property and such security interest has been properly and timely filed or recorded under all applicable filing or recording statutes; (d) it and the Property are free of any liens, claims, encumbrances, defenses, offsets and counterclaims, real or claimed; (e) the present unpaid balance shown below is correct; (f) all down payments received have been made in cash except down payments by equipment trade-ins; (g) Assignor will comply with all its obligations under the Contract; (h) Assignor has remitted to the appropriate taxing authorities all sales, use or other taxes applicable to the transaction described in the Contract or have received from the Obligor and delivered to Assignee all appropriate evidences of exemption from such taxes; (i) all data furnished to Assignee and all statements made and unpaid balances shown in the Contract are and will be true and correct, and the signatures thereon are the genuine signatures of persons having capacity to so contract and Assignor has the right to assign the Contract; (j) it is and will be enforceable against all parties thereto in accordance with its terms; (k) Assignor has complied, and it complies, with all applicable Federal, State and Municipal laws, rules or regulations having the force of law regarding conditional sale contracts, security agreements, leases, loans, chattel mortgages and installment paper; (l) the Property has been delivered, accepted, installed, and insured and we will fulfill our obligation to Obligor with respect thereto, and (m) no event of default has occurred under the Contract and no circumstance has occurred which will, with the passage of time or the giving of notice, become an event of default.

Assignor further represents, warrants and agrees that Assignee has a valid and enforceable first security interest and/or first lien on the Property and Assignor subordinates to Assignee all liens and/or encumbrances (statutory and/or otherwise) which it may acquire and/or assert against the Property; that Assignee may in our name endorse any notes and/or any other obligations given in connection with the Contract and all remittances received. Assignor hereby waives notice of acceptance hereof, presentment of payment, demand, notice of protest and dishonor, notice of default or nonpayment and notices of every kind and nature with respect to the Contract and any notes and/or any other obligations given in connection therewith. Assignor waives all exemptions and homestead laws and any other demands and notices required by law and Assignor waives all setoffs and counterclaims. Assignor also waives any and all defenses based on suretyship or any other applicable law, including without limitation all rights and defenses arising out of: (i) an election of remedies by Assignee even though that election of remedies may have destroyed rights of subrogation and reimbursement against Obligor by operation of law or otherwise; (ii) protections afforded to Obligor pursuant to antideficiency or similar laws limiting or discharging Obligor’s obligations to Assignee; (iii) the invalidity or unenforceability of this assignment; (iv) the failure to notify Assignor of the disposition of any Property securing the obligations of Obligor; (v) the commercial reasonableness of such disposition or the impairment, however caused, of the value of such Property; and (vi) any duty on Assignee’s part (should such duty exist) to disclose to Assignor any matter, fact or thing related to the business operations or condition (financial or otherwise) of Obligor or its affiliates or Property, whether now or hereafter known by Assignee or (vi) any bankruptcy, extensions, stays, moratoria or other relief granted to Obligor or any Guarantor pursuant to any statute presently in force or hereafter enacted.

Assignee may at anytime, without consent of Assignor, without notice to Assignor and without affecting or impairing the obligations of Assignor hereunder, do any of the following: (a) renew, extend (including extensions beyond the original term of the Contract), modify (including changes in covenants, conditions, interest rates or fees, or amounts and/or timing of payments), release or discharge any obligation of Obligor or any persons obligated on the Contract or on any accompanying note or guaranty, (the “Contract Obligations”); (b) accept partial payments of the Contract Obligations; (c) accept new or additional documents, instruments or agreements relating to or in substitution of the Contract Obligations; (d) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Contract Obligations and the security therefor in any manner; (e) consent to the transfer or return of security and take and hold additional security or guaranties for the Contract Obligations; (f) amend, exchange, release or waive any security or guaranty; or (g) bid and purchase at any sale of the Contract or security and apply any proceeds and security and direct the order and manner of sale.

ASSIGNOR AGREES TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT PRESIDING IN MECKLENBURG COUNTY NORTH CAROLINA FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS ASSIGNMENT OR THE CONTRACT. ASSIGNOR WAIVES ANY RIGHT THEY MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. ASSIGNOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING EITHER DIRECTLY OR INDIRECTLY OUT OF THIS ASSIGNMENT OR THE CONTRACT AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES.

Intending that each and every provision of this assignment be fully effective and enforceable according to its terms, assignee agrees that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies in any way related to or arising under this assignment shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its choice of law rules).

Assignor shall indemnify and save Assignee harmless from any loss, damage or expense, including attorney’s fees, incurred by Assignee as a result of Assignor’s breach of any of the terms of this assignment or any of the warranties, obligations or undertakings described herein. Assignee’s knowledge at any time of any breach of or non-compliance with any of the terms and conditions of this assignment shall not constitute any waiver by Assignee. Assignor represents and warrants that as at the day of the execution hereof (1) we know of nothing which (a) would make the Contract less valuable or (b) if disclosed to Assignee, would adversely affect Assignee’s decision to acquire the Contract; and (2) the unpaid balance of the Contract assigned hereby is $            .

Dated
Assignor

By:

(Title)